Filed pursuant to 497(b)
File No. 333-170630

RiverSource Partners International Select Growth Fund

RiverSource Partners International Small Cap Fund

COMBINED PROXY STATEMENT/PROSPECTUS

March 14, 2011

This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: Why am I being asked to vote?

Funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed combined proxy statement/prospectus. As a shareholder of one of the above-listed funds, you are being asked to vote on a reorganization involving your fund.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the selling fund will hold shares of the buying fund.

Q: Is my vote important?

Absolutely! While the board of directors (the “Board”) of each fund listed above has reviewed its proposed reorganization and recommends that you approve it, these proposals generally cannot go forward without the approval of shareholders. Until a fund is sure that a quorum has been reached, it will continue to contact shareholders asking them to vote.

Q: On what am I being asked to vote?

Shareholders are being asked to vote on the reorganization of each fund listed above (each a “Selling Fund” and together, the “Selling Funds”) into Columbia Acorn International (the “Buying Fund”) (each a Reorganization and together the Reorganizations) as noted in the table below:

Selling Fund	Buying Fund
RiverSource Partners International Select Growth Fund	Columbia Acorn International
RiverSource Partners International Small Cap Fund	Columbia Acorn International

If the Reorganization of your Selling Fund is approved by shareholders and the other closing conditions are met, your shares of the Selling Fund will, in effect, be converted into shares of the Buying Fund with the same aggregate net asset value as that of your Selling Fund shares at the time of the Reorganization. (The Selling Funds and the Buying Fund are referred to individually or collectively as a “Fund” or the “Funds.”) While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

We encourage you to read the full text of the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the issues relating to each proposed Reorganization.

Q: Why are the Reorganizations being proposed?

On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC), the Selling Funds’ investment manager (“Columbia Management”), acquired the long-term asset management business of Columbia Management

Group, LLC and certain of its affiliated companies, including Columbia Wanger Asset Management, LLC (“Columbia WAM”), the investment manager of the Buying Fund and the current investment subadviser of the Selling Funds, from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia WAM remained the investment manager of the Columbia Acorn-branded funds and Columbia Management became the investment manager of the Columbia-branded funds (together, the “Columbia Fund Complex”), and remained the investment manager of the funds that were then branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex” and, together with the Columbia Fund Complex, the “Combined Fund Complex”).

The proposed Reorganizations are among the reorganizations recommended by Columbia Management following the Transaction. Columbia Management’s overall goal in proposing the Reorganizations is twofold. First, by combining Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds with generally similar investment objectives, strategies and policies, each combined investment portfolio will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the Combined Fund Complex, management, administration, distribution and other resources can be focused more effectively on a smaller group of funds. The Reorganization of each Selling Fund into the Buying Fund will enable shareholders of each Selling Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment strategy.

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganizations?

Account-level features and options such as dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar cost averaging will automatically carry over from accounts in each Selling Fund to accounts in the Buying Fund.

Q: Are there costs or tax consequences of the Reorganizations?

You will not pay any sales charge in connection with the Reorganization. Reorganization costs will be allocated to each Fund, but will be limited to an amount that is not more than the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. However, Columbia Management has agreed to bear the costs allocated to the Buying Fund. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of a Reorganization. A portion, which may be substantial, of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs and may result in a taxable distribution of gains to shareholders.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

It is expected that, following the proposed Reorganizations, the expenses borne by Selling Fund shareholders would generally be the same as or lower than the expenses they currently bear, as described in detail in the combined proxy statement/prospectus under “Reorganization Proposals – Summary – Fees and Expenses.”

Q: If approved, when will the Reorganization happen?

Each Reorganization will take place as soon as practicable following shareholder approval, and is expected to close before the end of the second quarter of 2011.

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of your Selling Fund.

Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

•	In person at the shareholder meeting scheduled to occur in 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200) at 2 p.m. EST on April 27, 2011.

The deadline for voting by telephone or internet is 11:59 p.m. EST on April 26, 2011. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Will I be notified of the results of the vote?

The final voting results for each Reorganization will be included in the applicable Selling Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about a Reorganization described in the combined proxy statement/prospectus or about voting procedures, please call the Selling Funds’ proxy solicitor, Computershare Fund Services, toll free at 800-708-7953. Shareholders of Selling Funds for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may call 800.345.6611 to request a copy of the Selling Fund’s final report to shareholders for that period.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

RiverSource International Managers Series, Inc.

RiverSource Partners International Select Growth Fund

RiverSource Partners International Small Cap Fund

To be held April 27, 2011

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each a “Selling Fund”) will be held at 2 p.m. on April 27, 2011, at 225 Franklin Street, Boston, MA 02110 in Room 3200 on the 32nd floor. At the Meeting, shareholders will consider the following proposal with respect to their Selling Fund:

1.	To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among RiverSource International Managers Series, Inc., on behalf of its RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund series, Columbia Acorn Trust, on behalf of its Columbia Acorn International series (the “Buying Fund”), and Columbia Management Investment Advisers, LLC, pursuant to which each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of a corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. The Buying Fund shares will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

For shareholders of each Selling Fund, approval of the Agreement also will constitute approval of an amendment to the Articles of Incorporation of RiverSource International Managers Series, Inc., to provide that such Selling Fund be acquired by the Buying Fund.

Please take some time to read the enclosed combined proxy statement/prospectus. It discusses these proposals in more detail. If you were a shareholder as of the close of business on March 4, 2011, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Selling Funds’ proxy solicitor toll free at (800) 708-7953. It is important that you vote. The board of directors of each Selling Fund recommends that you vote FOR its Reorganization.

By order of the board of directors

Scott R. Plummer, Secretary

March 14, 2011

RiverSource Partners International Select Growth Fund

RiverSource Partners International Small Cap Fund

COMBINED PROXY STATEMENT/PROSPECTUS

Dated March 14, 2011

This document is a proxy statement for each Selling Fund (as defined below) and a prospectus for the Buying Fund (as defined below). The address and telephone number of each Selling Fund and the Buying Fund is c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, and 800.345.6611. This combined proxy statement/prospectus and the enclosed proxy card were first mailed to shareholders of each Selling Fund beginning on or about January 5, 2011. This combined proxy statement/prospectus contains information you should know before voting on the following proposals with respect to your Selling Fund, as indicated below. You should retain this document for future reference.

Proposal		To be voted on by shareholders of:
1.	To approve an Agreement and Plan of Reorganization by and among RiverSource International Managers Series, Inc., on behalf of its RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund series (each a “Selling Fund”), Columbia Acorn Trust, on behalf of its Columbia Acorn International series (the “Buying Fund”) and Columbia Management Investment Advisers, LLC (“Columbia Management”). Under the agreement, each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. The Buying Fund shares will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund

Selling Funds		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class I	g	Class I
Class R*	g	Class R
Class R5	g	Class R5

*	Class R shares of the Selling Funds were formerly named Class R2 shares.

The proposals will be considered by shareholders who owned shares of the Selling Funds on March 4, 2011, at a joint special meeting of shareholders (the “Meeting”) that will be held at 2 p.m. on April 27, 2011, at 225 Franklin Street, Boston, MA 02110 in Room 3200 on the 32nd floor. Each of the Selling Funds and the Buying Fund (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company (or a series thereof).

Although the board of directors (the “Board”) of each Selling Fund recommends that shareholders approve the reorganization of the Selling Fund into the Buying Fund (each a “Reorganization”), the Reorganization of each Selling Fund is not conditioned upon the Reorganization of the other Selling Fund. Accordingly, if shareholders of one Selling Fund approve its Reorganization, but shareholders of the other Selling Fund do not approve the other Selling Fund’s Reorganization, it is expected that the Reorganization of the first Selling Fund will take place as described in this combined proxy statement/prospectus. If shareholders of any Selling Fund fail to approve its Reorganization, the Board will consider what other actions, if any, may be appropriate.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the Buying Fund in exchange for shares of the Buying Fund (“Reorganization Shares”) and the assumption by the Buying Fund of all of the Selling Fund’s liabilities.

•

The Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Selling Fund in liquidation of the Selling Fund in proportion to their holdings in such class of the Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the Buying Fund with the same aggregate net asset value as their Selling Fund Class A shares at the time of the Reorganization. You will not pay any sales charge in connection with the receipt or distribution of Reorganization Shares. If you already have a Buying Fund account with exactly the same registration as your Selling Fund account, your Reorganization Shares typically will be added to that account.

•

Reorganization costs will be allocated to each Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. However, Columbia Management has agreed to bear the costs allocated to the Buying Fund. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by any Selling Fund or its shareholders as a direct result of its Reorganization. A portion, which may be substantial, of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs and may result in a taxable distribution of gains to shareholders.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this combined proxy statement/prospectus by reference:

•	the Statement of Additional Information of the Buying Fund relating to the Reorganization (the “Merger SAI”), dated March 14, 2011;

RiverSource Partners International Select Growth Fund (SEC file no. 811-10321)

•	the prospectus of RiverSource Partners International Select Growth Fund, dated December 30, 2009, as supplemented to date;

•	the Statement of Additional Information of RiverSource Partners International Select Growth Fund dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RiverSource Partners International Select Growth Fund for the year ended October 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of RiverSource Partners International Select Growth Fund for the period ended April 30, 2010; and

RiverSource Partners International Small Cap Fund (SEC file no. 811-10321)

•	the prospectus of RiverSource Partners International Small Cap Fund dated December 30, 2009, as supplemented to date;

•	the Statement of Additional Information of RiverSource Partners International Small Cap Fund dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RiverSource Partners International Small Cap Fund for the year ended October 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of RiverSource Partners International Small Cap Fund for the period ended April 30, 2010.

For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call your Selling Fund’s proxy solicitor toll free at 800-708-7953.

Each of the Funds is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC, Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all open-end mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

Page
Section A — Reorganization Proposals	5
Summary	5
How Each Reorganization Will Work	5
Tax Consequences	5
Fees and Expenses	6
Proposal 1 Fees and Expenses. Reorganization of each of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund into Columbia Acorn International	6
Proposal 1 Comparison of Objectives, Strategies and Risks. Reorganization of each of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund into Columbia Acorn International	13
Comparison of the Selling Funds and the Buying Fund	13
Comparison of Investment Objectives	13
Comparison of Principal Investment Strategies	13
Comparison of Fundamental Investment Policies	16
Comparison of Non-Fundamental Investment Policies	18
Comparison of Principal Risks	19
Comparison of Performance	21
Additional Information about Each Reorganization	26
Terms of Each Reorganization	26
Conditions to Closing Each Reorganization	26
Termination of the Agreement	26
Tax Status of the Reorganization	27
Reasons for the Proposed Reorganization and Board Deliberations	30
Board Recommendation and Required Vote	33
Section B — Proxy Voting and Shareholder Meeting Information	34
Section C — Capitalization, Ownership of Fund Shares and Financial Highlights	37
Capitalization of Selling Funds and Buying Fund	37
Ownership of Selling Fund and Buying Fund Shares	38
Financial Highlights of the Buying Fund	41
Exhibits
A. Costs of the Reorganization	A-1
B. Minnesota Business Corporation Act Sections 302A.471 and 302A.473	B-1
C. Additional Information Applicable to the Buying Fund	C-1
D. Comparison of Organizational Documents	D-1

SECTION A — REORGANIZATION PROPOSALS

The following information describes each proposed Reorganization.

SUMMARY

This combined proxy statement/prospectus is being used by each Selling Fund to solicit proxies to vote at a joint special meeting of shareholders. Shareholders of each Selling Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Selling Fund into the Buying Fund.

The following is a summary. More complete information appears later in this combined proxy statement/prospectus. You should read the entire combined proxy statement/prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•	Each Selling Fund will transfer all of its assets to the Buying Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the Selling Fund’s liabilities.

•

The Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Reorganization Shares of each class of the Buying Fund will be distributed to the shareholders of the corresponding class of the corresponding Selling Fund in proportion to their holdings of such class of such Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the Buying Fund with the same aggregate net asset value as the aggregate net asset value of their Selling Fund Class A shares at the time of the Reorganization.

•

As part of the Reorganization of your Selling Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Selling Fund account may be transferred to your new Buying Fund account. Please contact your financial intermediary for additional details.

•	No shareholders of any Selling Fund will pay any sales charge in connection with acquiring Reorganization Shares.

•	After a Reorganization is completed, Selling Fund shareholders will be shareholders of the Buying Fund, and the Selling Fund will be dissolved.

Tax Consequences

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that it will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations.” Accordingly, no gain or loss is expected to be recognized by either Selling Fund or its shareholders as a direct result of its Reorganization. A portion, which may be substantial, of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Selling Fund. Any capital gains recognized in those sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because each Reorganization will end the tax year of the applicable Selling Fund, it will accelerate distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganization. At any time prior to a Reorganization, a shareholder may redeem shares of a Selling Fund. This would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Selling Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Selling Fund shareholders’ aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders’ Selling Fund shares, and the Selling Fund shareholders’ holding period in the Reorganization Shares is expected to include the shareholders’ holding period in the Selling Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled “Tax Status of the Reorganization.”

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual fund operating expense ratios are based on expenses incurred during each Fund’s most recently completed fiscal year, adjusted to reflect current and expected fees, as more fully described below, and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the period. Pro forma expense ratios shown are based on the Buying Fund’s average net assets over the twelve-month period ended June 30, 2010. As of the date of this combined proxy statement/prospectus, each Fund’s net assets may be lower or higher than the Fund’s average net assets over such period. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. The commitment by Columbia Management and its affiliates to waive fees and/or to reimburse expenses for the Buying Fund, noted below, may limit the effect that any decrease in the Buying Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year.

The fees and expenses below exclude one-time costs of each Reorganization. The costs of each Reorganization expected to be borne by each Fund are set forth in Exhibit A.

Proposal 1 Fees and Expenses. Reorganization of each of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund into Columbia Acorn International

If the Reorganizations occur, certain Reorganization expenses, as described in Exhibit A, will be allocated to each Selling Fund, which will reduce such Selling Fund’s net asset value prior to the closing of the Reorganizations (by less than $0.01 per share based on each Selling Fund’s shares outstanding as of September 30, 2010).

Current and Pro Forma Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

RiverSource Partners International Select Growth Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class I	Class R*	Class R5
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A	N/A

RiverSource Partners International Small Cap Fund (Current) (Selling Fund)	Class A		Class B		Class C		Class I	Class R*	Class R5
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A	N/A

Columbia Acorn International (Current and Pro Forma) (Buying Fund)	Class A		Class B		Class C		Class I	Class R(e)	Class R5(e)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(a)	N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	N/A	N/A	N/A

*	Class R shares of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund were formerly named Class R2 shares.
(a)	This charge may be reduced depending on the total value of investments in the Columbia-, RiverSource-, Threadneedle- and Seligman-branded funds (the “Combined Fund Complex”).
(b)

This charge applies to investors who buy between $1 million and $50 million of Class A shares and redeem them within 18 months of purchase, charged as follows: 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(c)	This charge decreases over time.
(d)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.
(e)	Pro forma only. Class R and Class R5 shares of Columbia Acorn International are expected to be established in connection with the Reorganization.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RiverSource Partners International Select Growth Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class I	Class R*	Class R5
Management fees(1)	0.93%	0.93%	0.93%	0.93%	0.93%	0.93%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses(2)	0.63%	0.63%	0.63%	0.30%	0.63%	0.35%

Total annual Fund operating expenses	1.81%	2.56%	2.56%	1.23%	2.06%	1.28%
Fee waiver/expense reimbursement(3)	(0.35)%	(0.35)%	(0.35)%	(0.22)%	(0.35)%	(0.22)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.46%	2.21%	2.21%	1.01%	1.71%	1.06%

RiverSource Partners International Small Cap Fund (Current) (Selling Fund)	Class A	Class B	Class C	Class I	Class R*	Class R5
Management fees(4)	1.09%	1.09%	1.09%	1.09%	1.09%	1.09%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%
Other expenses(2)	1.06%	1.06%	1.06%	0.75%	1.06%	0.80%

Total annual Fund operating expenses	2.40%	3.15%	3.15%	1.84%	2.65%	1.89%
Fee waiver/expense reimbursement(5)	(0.91)%	(0.91)%	(0.91)%	(0.80)%	(0.91)%	(0.80)%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.49%	2.24%	2.24%	1.04%	1.74%	1.09%

Columbia Acorn International (Current) (Buying Fund)	Class A	Class B	Class C	Class I	Class R	Class R5
Management fees	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and/or service (12b-1) fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%
Other expenses(6)	0.28%	0.45%	0.34%	0.12%	0.28%	0.17%

Total annual Fund operating expenses	1.31%	1.98%	2.12%	0.90%	1.56%	0.95%

*	Class R shares of the Selling Funds were formerly named Class R2 shares.
(1)	Management fees are composed of an investment management services fee of 0.99% and a performance incentive adjustment of -0.06%.
(2)	Other expenses have been adjusted to reflect changes in contractual transfer agent fee rates, effective September 4, 2010.
(3)

Columbia Management has contractually agreed to waive certain fees and to absorb certain expenses until December 31, 2011. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management. Any amounts waived will not be reimbursed by the Fund. Under this agreement, Total annual Fund operating expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.52% for Class A shares, 2.27% for Class B shares, 2.27% for Class C shares, 1.07% for Class I shares, 1.77% for Class R shares and 1.12% for Class R5 shares. These fee and expense arrangements may only be modified or amended or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

(4)	Management fees are composed of an investment management services fee of 1.12% and a performance incentive adjustment of -0.03%.
(5)

Columbia Management has contractually agreed to waive certain fees and to absorb certain expenses until December 31, 2011. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management. Any amounts waived will not be reimbursed by the Fund. Under this agreement, Total annual Fund operating expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.52% for Class A shares, 2.27% for Class B shares, 2.27% for Class C shares, 1.07% for Class I shares, 1.77% for Class R shares and 1.12% for Class R5 shares. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

(6)	Other expenses have been adjusted to reflect changes to contractual custody and pricing fee rates expected to be effective in the second quarter of 2011.

Whether or not both Reorganizations occur will affect the total annual Fund operating expenses of the Buying Fund on a pro forma combined basis post-Reorganization. The tables below present the pro forma combined total annual Fund operating expenses of the Buying Fund assuming (1) that one, but not both, of the Reorganizations is consummated and (2) that both of the Reorganizations are consummated.

Columbia Acorn International (Buying Fund) (Merged with RiverSource Partners International Select Growth Fund)	Class A	Class B	Class C	Class I	Class R	Class R5
Management fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or service (12b-1) fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%
Other expenses(1)	0.30%	0.46%	0.31%	0.10%	0.39%	0.15%

Total annual Fund operating expenses	1.32%	1.98%	2.08%	0.87%	1.66%	0.92%
Fee waiver/expense reimbursement(2)	(0.02)%	(0.01)%	(0.02)%	0.00%	(0.11)%	0.00%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.30%	1.97%	2.06%	0.87%	1.55%	0.92%

Columbia Acorn International (Buying Fund) (Merged with RiverSource Partners International Small Cap Fund)	Class A	Class B	Class C	Class I	Class R	Class R5
Management fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or service (12b-1) fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%
Other expenses(1)	0.28%	0.41%	0.31%	0.10%	0.25%	0.15%

Total annual Fund operating expenses	1.30%	1.93%	2.08%	0.87%	1.52%	0.92%

Columbia Acorn International (Pro Forma – Both Reorganizations) (Buying Fund)	Class A	Class B	Class C	Class I	Class R	Class R5
Management fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or service (12b-1) fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%
Other expenses(1)	0.32%	0.48%	0.32%	0.10%	0.28%	0.15%

Total annual Fund operating expenses	1.34%	2.00%	2.09%	0.87%	1.55%	0.92%
Fee waiver/expense reimbursement(3)	(0.04)%	(0.03)%	(0.02)%	0.00%	0.00%	0.00%

Total annual Fund operating expenses after fee waiver/expense reimbursement	1.30%	1.97%	2.07%	0.87%	1.55%	0.92%

(1)	Other expenses have been adjusted to reflect changes to contractual custody and pricing fee rates expected to be effective in the second quarter of 2011.
(2)

Columbia Management has contractually agreed to waive 0.02% for Class A shares, 0.01% for Class B shares, 0.02% for Class C shares and 0.11% for Class R shares for at least two years following the Reorganization.

(3)	Columbia Management has contractually agreed to waive 0.04% for Class A shares, 0.03% for Class B shares and 0.02% for Class C shares for at least two years following Reorganization.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganizations. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

RiverSource Partners International Select Growth Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$715	$1,080	$1,469	$2,557
Class B	$724	$1,064	$1,530	$2,689
Class C	$324	$764	$1,330	$2,873
Class I	$103	$369	$656	$1,474
Class R*	$174	$612	$1,077	$2,367
Class R5	$108	$384	$682	$1,531

RiverSource Partners International Small Cap Fund (Current) (Selling Fund)
Class A	$718	$1,199	$1,705	$3,093
Class B	$727	$1,187	$1,771	$3,223
Class C	$327	$887	$1,571	$3,398
Class I	$106	$501	$922	$2,099
Class R*	$177	$737	$1,325	$2,921
Class R5	$111	$517	$948	$2,152

Columbia Acorn International (Current) (Buying Fund)
Class A	$701	$966	$1,252	$2,063
Class B	$701	$921	$1,268	$2,133
Class C	$315	$664	$1,139	$2,452
Class I	$92	$287	$498	$1,108
Class R	$159	$493	$850	$1,856
Class R5	$97	$303	$525	$1,166

Columbia Acorn International (Buying Fund) (Merged with RiverSource Partners International Select Growth Fund)
Class A	$700	$965	$1,253	$2,070
Class B	$700	$919	$1,266	$2,134
Class C	$309	$648	$1,115	$2,407
Class I	$89	$278	$482	$1,073
Class R	$158	$501	$881	$1,946
Class R5	$94	$293	$509	$1,131

Columbia Acorn International (Buying Fund) (Merged with RiverSource Partners International Small Cap Fund)
Class A	$700	$963	$1,247	$2,053
Class B	$696	$906	$1,242	$2,090
Class C	$311	$652	$1,119	$2,410
Class I	$89	$278	$482	$1,073
Class R	$155	$480	$829	$1,813
Class R5	$94	$293	$509	$1,131

Columbia Acorn International (Pro Forma – Both Reorganizations) (Buying Fund)	1 year	3 years	5 years	10 years
Class A	$700	$967	$1,259	$2,088
Class B	$700	$922	$1,272	$2,152
Class C	$310	$651	$1,120	$2,418
Class I	$89	$278	$482	$1,073
Class R	$158	$490	$845	$1,845
Class R5	$94	$293	$509	$1,131

*	Class R shares of the Selling Funds were formerly named Class R2 shares.

If you owned or will own any class of shares other than Class B or Class C, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

RiverSource Partners International Select Growth Fund (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class B	$224	$764	$1,330	$2,689
Class C	$224	$764	$1,330	$2,873

RiverSource Partners International Small Cap Fund (Current) (Selling Fund)
Class B	$227	$887	$1,571	$3,223
Class C	$227	$887	$1,571	$3,398

Columbia Acorn International (Current) (Buying Fund)
Class B	$201	$621	$1,068	$2,133
Class C	$215	$664	$1,139	$2,452

Columbia Acorn International (Buying Fund) (Merged with RiverSource Partners International Select Growth Fund)
Class B	$200	$619	$1,066	$2,134
Class C	$209	$648	$1,115	$2,407

Columbia Acorn International (Buying Fund) (Merged with RiverSource Partners International Small Cap Fund)
Class B	$196	$606	$1,042	$2,090
Class C	$211	$652	$1,119	$2,410

Columbia Acorn International (Pro Forma – Both Reorganizations) (Buying Fund)
Class B	$200	$622	$1,072	$2,152
Class C	$210	$651	$1,120	$2,418

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
RiverSource Partners International Select Growth Fund (Selling Fund)	90%
RiverSource Partners International Small Cap Fund (Selling Fund)	174%
Columbia Acorn International (Buying Fund)	31%

Proposal 1. Comparison of Objectives, Strategies and Risks. Reorganization of each of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund into Columbia Acorn International

Comparison of the Selling Funds and the Buying Fund

Both of the Selling Funds and the Buying Fund:

•	Have Columbia Wanger Asset Management, LLC (“Columbia WAM”) as an investment manager. Columbia WAM is the investment manager of the Buying Fund and the subadviser of the Selling Funds.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit C for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Funds are organized as series of a Minnesota corporation and the Buying Fund is organized as a series of a Massachusetts business trust. Please see Exhibit D to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Buying Fund and shareholders of each Selling Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: RiverSource Partners International Select Growth Fund seeks to provide shareholders with long-term capital growth.

Selling Fund: RiverSource Partners International Small Cap Fund seeks to provide shareholders with long-term growth of capital.

Buying Fund: Columbia Acorn International seeks long-term capital appreciation.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of each of the Selling Funds may be changed only with shareholder approval, while the investment objective of the Buying Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each of the Selling Funds and the Buying Fund invests primarily in equity securities of non-U.S. companies. The Buying Fund has a policy of investing at least 75% of its total assets in foreign companies, whereas the Selling Funds have a policy of investing primarily in foreign companies. All of the Funds, though, currently invest more than 80% of their respective assets in foreign securities. Each Fund invests primarily in small- and mid-sized companies with capitalizations of less than $5 billion at the time of investment. RiverSource Partners International Small Cap Fund normally invests at least 80% of its net assets in small companies whose market capitalization falls within the range of companies in the S&P Global ex-U.S. Small Cap Index, while the Buying Fund is not similarly constrained. Each of the Selling Funds may use foreign currency futures contracts and foreign currency forward contracts in an effort to hedge existing positions, interest rate fluctuations or currency fluctuations, and may purchase foreign currency in order to purchase foreign securities; the Buying Fund has no similar principal investment strategy, though it may engage in such transactions.

Additional information regarding the principal investment strategies of each Fund is set forth below:

RiverSource Partners International Select Growth Fund (Selling Fund)	RiverSource Partners International Small Cap Fund (Selling Fund)	Columbia Acorn International (Buying Fund)
The Fund’s assets are primarily invested in equity securities of foreign issuers that are believed to offer strong growth potential. Columbia WAM invests in the stocks of foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and also emerging markets (for example, China, India and Brazil).	The Fund invests primarily in equity securities of non-U.S. companies. Columbia WAM invests in the stocks of foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil). The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities.	Under normal circumstances, the Fund invests at least 75% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).
Columbia WAM invests primarily in stocks of small- and medium-sized companies based both outside and in the U.S. with capitalizations of less than $5 billion at the time of purchase. Columbia WAM may choose to hold the stock and make additional purchases even if the company grows beyond that capitalization limit.

Columbia WAM invests primarily in stocks of small- and medium-sized companies based both outside and in the U.S. with capitalizations of less than $5 billion at the time of purchase. Columbia WAM may choose to hold the stock even if it grows beyond that capitalization limit.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in the stocks of small companies. This 80% policy can be changed by the Board without shareholder approval upon sixty days prior written notice.

The Fund considers small companies to be those whose market capitalization falls within the range of companies in the S&P Global ex-U.S. Small Cap Index (the Index). The market capitalization within the Index will vary. The market capitalization range of the companies included within the Index was $15 million to $13.6 billion as of October 29, 2010. As long as an investment continues to meet the Fund’s

Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

RiverSource Partners International Select Growth Fund (Selling Fund)	RiverSource Partners International Small Cap Fund (Selling Fund)	Columbia Acorn International (Buying Fund)
other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the market capitalization of the largest company held within the Index or falls below the market capitalization of the smallest company held within the Index.
Columbia WAM may use foreign currency futures contracts or foreign currency forward contracts, with terms of up to one year in an effort to hedge existing positions, interest rate fluctuations or currency fluctuations.	Columbia WAM may use foreign currency futures contracts or foreign currency forward contracts, with terms of up to one year in an effort to hedge existing positions, interest rate fluctuations or currency fluctuations.
Columbia WAM also may purchase foreign currency for immediate settlement in order to purchase foreign securities.	Columbia WAM also may purchase foreign currency for intermediate settlement in order to purchase foreign securities.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

Columbia WAM believes that stocks of companies with market capitalizations under $5 billion, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies.

Columbia WAM typically seeks companies with:

•	A strong business franchise that offers growth potential.

•	Products and services that give the company a competitive advantage.

•	A stock price that Columbia WAM believes is reasonable relative to the assets and earning power of the company.

Columbia WAM may sell a portfolio holding if the security reaches Columbia WAM’s price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if Columbia WAM believes other securities are more attractive. Columbia WAM also may sell a portfolio holding to fund redemptions.

Differences between each Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If both Reorganizations occur, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management and Columbia WAM do not believe that the differences between the fundamental investment policies of each Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund (Selling Funds)	Columbia Acorn International (Buying Fund)
Borrowing/ Issuing Senior Securities

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund may not borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. The Fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

The Fund may not issue any senior security except to the extent permitted under the 1940 Act.

The Fund may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.

Commodities	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.	The Fund may not purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts.
Diversification

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political

The Fund may not acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

The Fund may not, with respect to 75% of the value of the Fund’s total assets, invest

Policy	RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund (Selling Funds)	Columbia Acorn International (Buying Fund)
	subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.	more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities.
Industry Concentration	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.	The Fund may not invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry.
Lending	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.	The Fund may not make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).
Real Estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.	The Fund may not purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate.
Short Selling	No fundamental policy.	The Fund may not sell securities short or maintain a short position, except short sales “against the box.”
Underwriting	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be	The Fund may not underwrite the distribution of securities of other issuers; however the Fund may acquire “restricted”

Policy	RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund (Selling Funds)	Columbia Acorn International (Buying Fund)
	deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.	securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition.

Differences between each Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganizations occur, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management and Columbia WAM do not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund (Selling Funds)	Columbia Acorn International (Buying Fund)
Domestic Securities	No stated policy.	The Fund may not invest more than 25% of its total assets in domestic securities, under normal market conditions.
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.	The Fund may not invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days.
Investments in Other Investment Companies	Under the 1940 Act, the Fund may not acquire any securities of a registered open end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

The Fund may not acquire securities of other registered investment companies except in compliance with the 1940 Act.

The Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

Policy	RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund (Selling Funds)	Columbia Acorn International (Buying Fund)
Investments to Control or Manage	No stated policy.	The Fund may not invest in companies for the purpose of management or the exercise of control.
Pledges, Mortgages and Hypothecations	No stated policy.	The Fund may not pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures.
Restricted Securities	No stated policy.	The Fund may not invest more than 10% of its total assets (valued at the time of investment) in restricted securities, and in any event subject to the Fund’s policy regarding investments in illiquid securities.
Short Selling	The Fund is not prohibited from engaging in short sales, however, the Fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.	The Fund may not make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities.

Differences between each Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Funds are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of each Selling Fund are also identified below.

•

Investment Strategy Risk – Columbia WAM uses the principal investment strategies and other investment strategies to seek to achieve the Buying Fund’s investment objective. There is no assurance that the Buying Fund will achieve its investment objective. Investment decisions made by Columbia WAM in using these strategies may not produce the returns expected by Columbia WAM, may cause the Buying Fund’s shares to lose value or may cause the Buying Fund to underperform other funds with similar investment objectives. Each Selling Fund is also subject to this principal risk.

•

Market Risk – Market risk refers to the possibility that the market values of securities that the Buying Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Buying Fund. Accordingly, an investment in the Buying Fund could lose money over short or even long periods. The market values of the securities the Buying Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. Each Selling Fund is also subject to this principal risk.

•

Smaller Company Securities Risk – Securities of small- or mid-capitalization companies (“smaller companies”) can, in certain circumstances, have a higher potential for gains than securities of large-capitalization companies but may also have more risk. For example, smaller companies may be more vulnerable to market downturns and adverse business or economic events than larger, more established companies because they may have more limited financial resources and business operations. These companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. In cases where the Buying Fund takes significant positions in smaller companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in investment losses. In addition, some smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. Each Selling Fund is also subject to this principal risk.

•

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Buying Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Buying Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies. Each Selling Fund is also subject to this principal risk.

•

Emerging Market Securities Risk – Securities issued by foreign governments or companies in emerging market countries, like those in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid social, political and economic development. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates. Each Selling Fund is also subject to this principal risk.

•

Sector Risk – At times, the Buying Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Buying Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Each Selling Fund is also subject to this principal risk.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class R and Class R5 shares of RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth Fund and Class I shares of Columbia Acorn International each have been in operation for less than one year. Class R and Class R5 shares of Columbia Acorn International are expected to be established in connection with the Reorganization. Accordingly, no performance information is shown for any of those classes. The returns shown are compared to measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	sales at the end of the indicated period and deduction of the applicable CDSC for Class B and Class C shares;

•	no sales charge for Class I, Class R and Class R5 shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

RiverSource Partners International Select Growth Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +23.90% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.78% (quarter ended Sept. 30, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was 8.50%.

RiverSource Partners International Small Cap Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +24.93% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -26.96% (quarter ended September 30, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +11.47%.

Columbia Acorn International (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +33.20% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.79% (quarter ended Sept. 30, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +12.69%.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	Classes A, B and C since inception (9/28/01)	Class I since Inception (3/4/04)
RiverSource Partners International Select Growth Fund (Selling Fund)(1)
Class A
Return before taxes	+24.52%	+2.53%	+6.50%	N/A
Return after taxes on distributions	+23.89%	+0.87%	+5.40%	N/A
Return after taxes on distributions and sale of Fund shares	+15.91%	+1.78%	+5.42%	N/A

Class B
Return before taxes	+26.22%	+2.67%	+6.44%	N/A

Class C
Return before taxes	+30.31%	+2.98%	+6.46%	N/A

Class I
Return before taxes	+32.95%	+4.22%	N/A	+6.30%

S&P Global ex-U.S. SmallCap Index(2) (reflects no deduction for fees, expenses or taxes)	+56.84%	+7.12%	+13.65%	+9.56%

MSCI EAFE Growth Index (Gross)(2) (reflects no deduction for fees, expenses or taxes)	+29.91%	+4.02%	+6.94%	+5.45%

Lipper International Small-Cap Funds Index(3)	+48.74%	+5.77%	+12.39%	+8.30%

Lipper International Multi-Cap Growth Funds Index(3)	+43.99%	+6.25%	+8.22%	+7.44%

(1)

Past performance for Class R for the period prior to the beginning of operations for that class may be calculated based on the performance of Class B. The blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, Rule 12b-1 fees). The use of blended performance generally results in a presentation of higher performance for classes with higher operating expenses than those of the class with which they are blended, and a presentation of lower performance for classes with lower operating expenses than those of the class with which they are blended.

(2)

Effective May 7, 2010 the Fund changed its comparative index from the MSCI EAFE Growth Index to the S&P Global ex-U.S. SmallCap Index. Columbia Management made the recommendation to change the index because the new index more closely aligns to the Fund’s investment strategy.

(3)

Effective May 7, 2010, the Lipper International Small-Cap Funds Index will be used for purposes of determining performance incentive adjustment. The performance will be compared to a 12 month blended index return that reflects the performance of the Lipper International Small-Cap Funds Index (new index) for the portion of the 12 month performance measurement period beginning with the effective date of the new index and the performance of the Lipper International Multi-Cap Growth Funds Index (prior index) for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index. After a transition period, the Lipper International Small-Cap Funds Index will be used for purposes of determining the performance incentive adjustment.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	Since Inception (Classes A, B and C) (10/3/02)	Since Inception (Class I) (3/4/04)
RiverSource Partners International Small Cap Fund (Selling Fund)(1)
Class A
Return before taxes	+28.02%	-0.40%	+8.92%	N/A
Return after taxes on distributions	+27.98%	-2.34%	+6.91%	N/A
Return after taxes on distributions and sale of Fund shares	+18.21%	-0.65%	+7.28%	N/A

Class B
Return before taxes	+29.92%	-0.23%	+8.98%	N/A

Class C
Return before taxes	+33.92%	+0.04%	+9.00%	N/A

Class I
Return before taxes	+36.50%	+1.26%	N/A	+2.91%

S&P Global ex-U.S. SmallCap Index (reflects no deduction for fees, expenses or taxes)	+56.84%	+7.12%	+16.18%	+9.56%

Lipper International Small-Cap Funds Index(2)	+48.74%	+5.77%	+15.17%	+8.30%

(1)

Past performance for Class R for the period prior to the beginning of operations for that class may be calculated based on the performance of Class B. The blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, Rule 12b-1 fees). The use of blended performance generally results in a presentation of higher performance for classes with higher operating expenses than those of the class with which they are blended, and a presentation of lower performance for classes with lower operating expenses than those of the class with which they are blended.

(2)	The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	Since Inception (10/16/00)
Columbia Acorn International (Buying Fund)
Class A
Return before taxes	+41.75%	+7.79%	+6.05%
Return after taxes on distributions	+41.37%	+7.02%	+5.32%
Return after taxes on distributions and sale of Fund shares	+27.37%	+6.82%	+5.17%

Class B
Return before taxes	+44.36%	+8.08%	+6.03%

Class C
Return before taxes	+48.12%	+8.22%	+5.96%

S&P Global ex-U.S. Between $500 Million and $5 Billion Index (reflects no deduction for fees, expenses or taxes)	+55.49%	+8.16%	+10.05%

S&P Global ex-U.S. SmallCap Index (reflects no deduction for fees, expenses or taxes)	+56.84%	+7.12%	+9.09%

MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	+31.78%	+3.54%	+3.10%

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization

The board of directors of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this combined proxy statement/prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur before the end of the second quarter of 2011, subject to approval by Selling Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Selling Fund and the Buying Fund.

•

Each Selling Fund will transfer all of its assets to the Buying Fund and, in exchange, the Buying Fund will assume all the Selling Fund’s liabilities and will issue Reorganization Shares to the Selling Fund. The value of each Selling Fund’s assets, as well as the number of Reorganization Shares to be issued to the Selling Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Selling Fund, less the liabilities assumed by the Buying Fund in the transaction. The Reorganization Shares will immediately be distributed to Selling Fund shareholders in proportion to their holdings of shares of the Selling Fund, in liquidation of the Selling Fund. As a result, shareholders of the Selling Fund will become shareholders of the Buying Fund. No shareholders of any Selling Fund will pay any sales charge in connection with its Reorganization.

•

The net asset value of each Selling Fund and the Buying Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the closing date of the applicable Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•

The Selling Fund will have declared and paid a dividend that, together with all previous dividends, will distribute all of the Selling Fund’s net investment income and net capital gains, if any, to the shareholders of the Selling Fund for its tax year ending on or prior to the closing date of the Reorganization.

•	The Selling Fund and the Buying Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Selling Fund will have approved the Agreement by the requisite vote.

•

The Selling Fund will have received an opinion of tax counsel to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Selling Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Reorganization Shares of the Buying Fund in connection with the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to either Reorganization by mutual agreement of the Selling Fund and the Buying Fund at any time prior to the closing date thereof, or by either the Selling Fund or the Buying Fund in the event of a material breach of the Agreement by the other Fund or by a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination, Columbia Management will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, the Selling Fund and the Buying Fund will receive an opinion from Drinker Biddle & Reath LLP to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

•

the Reorganization will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Selling Funds and the Buying Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•

no Selling Fund will recognize gain or loss (a) upon the transfer of its assets to the Buying Fund in exchange for Buying Fund shares and the assumption of the liabilities of the Selling Funds or (b) upon the distribution of those shares to the shareholders of the Selling Funds;

•	the Buying Fund will recognize no gain or loss upon the receipt of the assets of the Selling Funds in exchange for shares of the Buying Fund and the assumption of the liabilities of the Selling Funds;

•

the tax basis in the hands of the Buying Fund of each asset of each Selling Fund transferred to the Buying Fund in the Reorganization will be the same as the basis of that asset in the hands of the Selling Fund that held that asset immediately before the transfer;

•

the holding period in the hands of the Buying Fund of each asset of each Selling Fund transferred to the Buying Fund in the Reorganization will include the period during which that asset was held by the relevant Selling Fund;

•	the shareholders of the Selling Funds will recognize no gain or loss upon their receipt of shares of the Buying Fund in exchange for shares of a Selling Fund;

•

the aggregate tax basis of the Buying Fund shares received by each shareholder of a Selling Fund will equal the aggregate tax basis of the Selling Fund shares surrendered by that shareholder in the Reorganization;

•

the holding periods of the Buying Fund shares received by each shareholder of a Selling Fund will include the holding periods of the Selling Fund shares surrendered by that shareholder in the Reorganization, provided that such Selling Fund shares are held by that shareholder as capital assets on the date of the Reorganization;

•	the Selling Funds’ final taxable years will end on the date of the Reorganization, and

•

the Buying Fund will succeed to and take into account the tax attributes of the Selling Funds described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Each opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with the opinion of Drinker Biddle & Reath LLP, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, the Selling Fund would recognize gain or loss on the exchange of its assets for stock of the Buying Fund and a shareholder of the Selling Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Selling Fund shares and the fair market value of the Reorganization Shares of the Buying Fund he or she received. The Buying Fund would not succeed to the Selling Fund’s tax attributes. Shareholders of a Selling Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

Portfolio manager substitutions in connection with the closing of the acquisition by Ameriprise Financial, Inc., the parent company of Columbia Management, of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”), and independent of the Reorganizations, have occurred and have resulted in turnover of a portion, including a substantial portion, of the portfolio assets of certain Funds. An additional portion, including a substantial portion, of the portfolio assets of the Buying Fund and each Selling Fund may also be sold at any time before or after the Reorganization in connection with its Reorganization. The actual tax effect of such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Each Reorganization will end the tax year of the applicable Selling Fund, and will therefore accelerate any distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of each Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, including any undistributed income or gains from prior years. These distributions will be taxable to shareholders, and such distributions by the Selling Fund will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganization. If a shareholder holds shares of either Fund in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are “built in” (unrealized) at the time of the Reorganizations and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Selling Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Buying Fund for the taxable year of the Reorganization that is equal to the portion of the Buying Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganizations not occurred.

In addition, the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Selling Fund will in each case receive a proportionate share of any “built-in” (unrealized) gains in the combined Fund’s assets, as well as any taxable income or gains realized by the Buying Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Buying Fund. As a result, shareholders of the Selling Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Selling Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Selling Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization, and the occurrence of the other Reorganization involving the Buying Fund, will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The following paragraphs provide a brief summary of the tax effect of each Reorganization assuming both Reorganizations occurred on February 28, 2010. As noted above, the tax effect of a Reorganization depends on each Fund’s relative tax situation at the time of the Reorganization, which situation will be different than the tax situation on February 28, 2010 and cannot be calculated precisely prior to the Reorganization. Portfolio turnover in a Fund, market fluctuations, redemption activity or the nonoccurrence of the other Reorganization into the Buying Fund could cause the actual tax effect of the Reorganization to differ substantially from that described below. For purposes of the following discussion, a Fund’s “net realized losses” consist of its capital loss carryforwards plus year-to-date net realized losses or net of year-to-date net realized gains, in each case as of February 28, 2010.

Reorganizations of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund into Columbia Acorn International

As of February 28, 2010, RiverSource Partners International Select Growth Fund had net realized losses equal to approximately 44.2% of net assets, consisting primarily of carryforward losses with seven- and eight-year expiration periods, and unrealized net gain equal to about 11.2% of net assets. RiverSource Partners International Small Cap Fund had net realized losses equal to approximately 77.5% of net assets, consisting primarily of carryforward losses with seven- and eight-year expiration periods, and unrealized net gain equal to about 6.7% of net assets. A portion of the carryforward losses of each Selling Fund were subject to annual loss limitations resulting from prior mergers. Columbia Acorn International had net realized losses equal to approximately 14.2% of net assets, consisting primarily of carryforward losses with seven- and eight-year expiration periods, and unrealized net gain equal to about 21.4% of net assets.

If the Reorganizations had occurred on February 28, 2010, both Selling Funds would have become subject to annual loss limitations. The loss limitation rules would have limited the net realized losses of each Selling Fund that could offset gains recognized by the combined Fund. The limitations potentially could have resulted in earlier and larger taxable distributions, and therefore a greater tax cost to Selling Fund shareholders, than if the Reorganizations had not occurred. Further, as of that date, the Reorganizations would have permitted the Buying Fund to spread its unrealized net gain across the larger combined Fund, thereby spreading the tax cost of such gain, if and when realized, and further increasing the potential tax cost of the Reorganizations to Selling Fund shareholders.

The tax principles described above will apply in each case and are not expected to change prior to the Reorganizations. However, the results of their application and, at a minimum, the specific percentages noted above will change prior to each Reorganization because of market developments and volatility in the marketplace, any pre-Reorganization realignments or other sales of portfolio securities that already have occurred or that might occur and shareholder activity in the Funds, among other changes.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders of a Selling Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of its Reorganization.

Reasons for the Proposed Reorganizations and Board Deliberations

The Reorganization of each Selling Fund into Columbia Acorn International was reviewed by the Board of each Selling Fund involved therein, with the advice and assistance of Fund counsel and independent legal counsel to such Board. Each Selling Fund is overseen by one Board (the “RiverSource Board”). At regular and special meetings of the RiverSource Board in May, June and August 2010, the RiverSource Board considered the Reorganization of each Selling Fund, as proposed by Columbia Management. In connection with those RiverSource Board meetings, Columbia Management and its affiliates provided background materials, analyses and other information to the RiverSource Board regarding, among other things, the topics discussed below, including responses to specific requests by the RiverSource Board, and responded to questions raised by the RiverSource Board at those meetings. The RiverSource Board also considered information provided in connection with various other proposals by Columbia Management to integrate the funds advised by Columbia Management into a single fund family with greater uniformity, including proposals to standardize fees charged by Columbia Management and its affiliates, as well as other service providers, for services provided to similar funds.

After the RiverSource Board reviewed, evaluated and discussed the materials, analyses and information provided to it at its meetings that the RiverSource Board considered relevant to its deliberations, the RiverSource Board, including the independent Board members thereof (the “Independent Directors”), unanimously approved the Reorganization of each Selling Fund. The RiverSource Board, including the Independent Directors, also unanimously determined that participation by each Selling Fund in its respective Reorganization was in the best interests of such Selling Fund and that the interests of existing shareholders of each Selling Fund would not be diluted as a result of the Reorganization.

The general factors considered by the RiverSource Board in assessing and approving each applicable Reorganization included, among others, in no order of priority:

1.	various potential benefits of the Reorganization to the shareholders of the Selling Funds;

2.	the Reorganization as part of Columbia Management’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

3.	the relative similarity of investment objectives, principal investment strategies and policies of each Selling Fund and the Buying Fund and, in that connection, the anticipated continuity of investment for shareholders of each Selling Fund as it merges into the Buying Fund;

4.	the estimated operating expenses that shareholders of each class of shares of each Selling Fund are expected to experience as shareholders of the Buying Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that, on a net basis, such expenses are expected to decline as a result of the Reorganization (after taking into account Columbia Management’s contractual agreement to limit the total operating expenses of the Buying Fund) (see “Fees and Expenses”);

5.	the current assets of each Selling Fund and the Buying Fund, and the anticipated combined pro forma assets of the Buying Fund after the Reorganization;

6.	the portfolio management team expected to be responsible for the combined Fund, and the historical performance of each Selling Fund and the Buying Fund, recognizing that no assurances can be given that the Buying Fund will achieve any particular level of performance after the Reorganization;

7.	the likelihood that each Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Buying Fund’s relative prospects for attracting additional assets after the Reorganization and potential economies of scale;

8.

the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Buying

Fund’s use of the Selling Funds’ pre-merger realized losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Buying Fund’s ability to use those losses to offset future gains (see “Tax Status of the Reorganizations”);

9.	the potential benefits of the Reorganization to Columbia Management and its affiliates;

10.	that shareholders of the Selling Funds will experience no material change in shareholder services as a result of the Reorganization;

11.	any brokerage costs resulting from the Reorganization (e.g., each Selling Fund’s turnover associated with and resulting from the sale of any securities the Buying Fund cannot, or does not wish to, acquire); and

12.	that the direct costs associated with the Reorganization will be borne by the Selling Funds only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of the Selling Funds in the first year following the Reorganization.

In its deliberations, the RiverSource Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The RiverSource Board also evaluated the information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of each Selling Fund. Certain of the factors considered by the RiverSource Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. The RiverSource Board considered that the Reorganizations are intended, among other things, to streamline Columbia Management’s product offerings by reducing the number of funds in the Combined Fund Complex. Reducing the number of funds in the complex is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders (which should lead to a more concentrated selling effort).

TAX CONSEQUENCES. The RiverSource Board examined the relative tax situations of each Selling Fund and the Buying Fund and the resulting tax impact of each proposed Reorganization to each Selling Fund’s shareholders. In that connection, as noted, the RiverSource Board considered the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization. In particular, the RiverSource Board considered the expectation that: (i) no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund in exchange for Reorganization Shares (as previously defined) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund, or upon the distribution of the Reorganization Shares by the Selling Fund to its shareholders in liquidation; (ii) no gain or loss will be recognized by the shareholders of the Selling Fund upon the exchange of their Selling Fund shares for Reorganization Shares of the Buying Fund; (iii) the aggregate tax basis of Reorganization Shares that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefore; and (iv) a Selling Fund shareholder’s holding period for the Reorganization Shares received in the Reorganization will be determined by including the shareholder’s holding period for the Selling Fund shares exchanged therefor, provided the shareholder held such Selling Fund shares as capital assets.

The RiverSource Board also reviewed a detailed analysis of the potential limitations on the use of each of the Selling Fund’s pre-merger realized losses by the Buying Fund for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Buying Fund’s ability to use those losses to offset future gains. The RiverSource Board also took into account information from management showing that the Buying Fund should realize, over the course of time, economic benefits from the Reorganization that should exceed the potential tax cost to those particular Selling Fund shareholders (see “Tax Status of the Reorganizations”).

CONTINUITY OF INVESTMENT. The RiverSource Board took into account the fact that each applicable Selling Fund and the Buying Fund have similar investment objectives and principal investment strategies. Specifically, the RiverSource Board noted the following with respect to each Reorganization:

Proposal 1

RiverSource Partners International Select Growth Fund into Columbia Acorn International

The RiverSource Board considered that the Buying Fund and the Selling Fund share substantially similar investment objectives. The RiverSource Board also noted that although the Funds are in different Lipper categories and have different benchmarks, they have similar investment strategies in that both Funds primarily invest in equity securities of small- and mid-sized non-U.S. companies in both developed and emerging markets. The RiverSource Board also took into account that the Funds share a common portfolio management team since Columbia WAM sub-advises the Selling Fund and advises the Buying Fund.

RiverSource Partners International Small Cap Fund into Columbia Acorn International

The RiverSource Board considered that the Buying Fund and the Selling Fund share substantially similar investment objectives. The RiverSource Board noted the commonality in investment strategy in that both Funds invest primarily in equity securities of non-U.S. companies. The RiverSource Board noted, in particular, that the Selling Fund normally invests at least 80% of its net assets in small companies whose market capitalization falls within the range of companies in the S&P Global ex-U.S. Small Cap Index, while the Buying Fund is not similarly constrained. The RiverSource Board also took into account that the Funds share a common portfolio management team since Columbia WAM sub-advises the Selling Fund and advises the Buying Fund. It was also observed that both Funds are in the same Lipper category, the Lipper International Small/Mid Growth Fund, and use a common benchmark, the S&P Global ex-U.S. Small Cap Index.

INVESTMENT PERFORMANCE. The RiverSource Board considered the relative performance record of each Selling Fund and the Buying Fund, noting, however, that past performance is no guarantee of future results. Specifically, the RiverSource Board noted the following with respect to each Reorganization:

Proposal 1

RiverSource Partners International Select Growth Fund into Columbia Acorn International

The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Buying Fund had better performance across various periods.

RiverSource Partners International Small Cap Fund into Columbia Acorn International

The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Buying Fund had better performance across various periods.

ECONOMIES OF SCALE. The RiverSource Board observed that, in addition to the potential to realize immediate economies associated with consolidating a smaller Selling Fund into a larger combined Fund, such as the elimination of duplicative costs, the combined funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit more quickly from pre-established “breakpoints” in investment management services fees that are triggered as the fund’s net asset level increases, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. Furthermore, the RiverSource Board observed that the combined fixed expenses of the larger combined Fund, such as audit and accounting expenses, could be reduced as they are spread across a larger asset base. The RiverSource Board also considered the potential benefits and economies of scale to Columbia Management resulting from the Reorganizations and whether those benefits were shared with Fund shareholders.

The RiverSource Board also considered Columbia Management’s belief that the Buying Fund would be better positioned to experience growth in assets from investor inflows than each Selling Fund.

Board Recommendation and Required Vote

The RiverSource Board unanimously recommends that shareholders of each Selling Fund approve the proposed Agreement.

For each Selling Fund, the Agreement must be approved by the affirmative vote of a majority of the voting power of the shares entitled to vote.

A vote to approve the proposed Agreement also will constitute a vote to dissolve the applicable Selling Fund and a vote to amend the Articles of Incorporation of RiverSource International Managers Series, Inc. to provide that the Selling Fund be acquired by the Buying Fund.

If the Agreement is not approved for a Selling Fund, the RiverSource Board will consider what further action should be taken with respect to that Selling Fund. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of the other Selling Fund.

If shareholders approve the Reorganization of a Selling Fund, it is anticipated that the Reorganization would occur before the end of the second quarter of 2011.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Selling Fund on March 4, 2011 (the “Record Date”) are entitled to vote at the Meeting. Shares of each Selling Fund are entitled to one vote for each dollar of net asset value, or a proportional fractional vote for each fractional dollar, represented by those shares on the Record Date. All share classes of a Selling Fund will vote together as one class on the Selling Fund’s proposed Reorganization. The total number of shares of each class of each Selling Fund outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

	Class A	Class B	Class C	Class I	Class R	Class R5	Total
RiverSource Partners International Select Growth Fund
Shares Outstanding	23,772,665.384	2,289,360.021	1,187,668.654	25,550,897.722	39,434.389	226,742.335	53,066,768.505
Total Votes to which Entitled	$68,548,197.57	$5,498,967.34	$8,028,640.10	$183,455,445.64	$277,618.10	$1,630,277.39	$377,439,146.15
RiverSource Partners International Small Cap Fund
Shares Outstanding	11,523,615.123	729,798.968	3,665,159.473	4,531,912.992	331,030.158	156,280.287	20,937,797.001
Total Votes to which Entitled	$73,174,956.03	$4,437,177.73	$22,174,214.81	$29,276,157.93	$2,098,731.20	$1,009,570.65	$132,170,808.35

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Selling Fund to take action at the Meeting. For each Selling Fund, ten percent (10%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Broker non-votes will be counted for purposes of establishing a quorum but not toward the approval of either Reorganization. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) Abstentions and broker non-votes will have the effect of votes against the proposal. In certain circumstances in which a Selling Fund has received sufficient votes to approve a Reorganization, the Selling Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A Selling Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of your Selling Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Not all proposals affect each Selling Fund, and shareholders of a Selling Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Selling Fund in which they are shareholders. If you intend to vote in person at the Meeting, please call 800-708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Selling Funds who share a common address and who have not opted out of the householding process may receive a single copy of the combined proxy statement/prospectus along with the proxy cards. If you received more than one copy of the combined proxy statement/prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the combined proxy statement/prospectus, you may opt out of householding in the future by contacting your financial intermediary.

An additional copy of this combined proxy statement/prospectus may be obtained by writing or calling the Selling Funds’ proxy solicitor, Computershare Fund Services, at c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or toll free, at 800-708-7953.

Revoking Your Proxy. If you execute, date and submit a proxy card with respect to your Selling Fund, you may revoke your proxy prior to the Meeting by providing written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

Simultaneous Meetings. The meeting for each Selling Fund will be held simultaneously with the meeting for each other Selling Fund, with each proposal being voted on separately by the shareholders of the relevant Selling Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Fund’s meeting to a time after the Meeting so that a meeting for that Selling Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Selling Fund is asking for your vote and for you to vote as promptly as possible. The expenses of the solicitation will be allocated to each Fund subject to the limitations described in Exhibit A. Proxies will be solicited primarily through the mailing of the prospectus/proxy statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Selling Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at the combined estimated cost of $46,895 plus expenses.

Shareholder Proposals. The Selling Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a director at a Selling Fund’s next special meeting that may be included in the Selling Fund’s proxy materials must notify the relevant Selling Fund a reasonable amount of time before the Selling Fund begins to print and mail its proxy materials. The fact that a Selling Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules relating to such inclusion.

Dissenters’ Right of Appraisal.

Shareholders of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund may be entitled to assert appraisal rights under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act in connection with their Selling Fund’s Reorganization and to obtain payment of the “fair value” of their Selling Fund shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions of the Minnesota Business Corporation Act is attached as Exhibit B hereto.

Notwithstanding Minnesota law, the SEC has taken the position that the use of state appraisal procedures by a mutual fund, such as the Selling Funds, would be a violation of Rule 22c-1, the forward-pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at the net asset value next computed after receipt of a request for redemption. It is the SEC’s position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all Selling Fund shareholders, dissenters’ rights will be determined in accordance with the SEC’s interpretation. As a result, if any shareholder elects to exercise dissenters’ rights under Minnesota law, the relevant Selling Fund intends to submit the question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

Other Business. The Board of each Selling Fund does not know of any matters to be presented at the Meeting other than the Reorganizations. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for any Selling Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders.

If a quorum is not present, the Meeting may be adjourned without notice other than notice at the Meeting, and may otherwise be adjourned by the affirmative vote of a majority of the shares of each series thereof (voting together as a single class) voted at the Meeting.

The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are required to vote in favor of such proposal. They will vote against any such adjournment those shares they are entitled to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Buying Fund and the Selling Funds (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
D-1	Current and pro forma capitalization of each Selling Fund and the Buying Fund
D-2	Current and pro forma ownership of shares of each Selling Fund and the Buying Fund
D-3	Financial highlights of the Buying Fund

The Funds’ Investment Manager and Distributor. Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager for each Selling Fund. Columbia Wanger Asset Management, LLC, 227 W. Monroe Street, Suite 3000, Chicago, IL, 60606 is the investment manager for the Buying Fund and the investment subadviser for each Selling Fund. Columbia Management Investment Distributors, Inc., One Financial Center, Boston, MA 02111, is the distributor for each Fund.

Capitalization of the Selling Funds and the Buying Fund

The following table shows the capitalization of each Fund as of June 30, 2010 and, with respect to the Buying Fund, on a pro forma basis, assuming the proposed Reorganization had taken place as of that date. The pro forma combined net assets are determined by adding the net assets of each applicable Selling Fund and the net assets of the Buying Fund. The pro forma combined shares outstanding are determined by dividing the net assets of each applicable Selling Fund by the net asset value per share of the Buying Fund and adding the actual shares outstanding of the Buying Fund.

Table D-1. Current and Pro Forma Capitalization of each Selling Fund and the Buying Fund

Fund	Net assets	Net asset value per share	Shares outstanding(1)
RiverSource Partners International Select Growth Fund (Selling Fund)
Class A	$147,805,476	$5.62	26,316,365
Class B	$19,519,282	$5.39	3,624,115
Class C	$7,605,830	$5.38	1,414,652
Class I	$167,447,707	$5.68	29,485,413
Class R(2)	$206,760	$5.59	37,009
Class R4(3)	$412,883	$5.64	73,239
Class R5	$957,444	$5.69	168,406

Total	$343,955,382		61,119,199

RiverSource Partners International Small Cap Fund (Selling Fund)
Class A	$64,383,040	$5.03	12,807,202
Class B	$4,882,311	$4.80	1,017,432
Class C	$19,969,442	$4.79	4,166,064
Class I	$31,885,993	$5.12	6,229,308
Class R(2)	$1,554,089	$5.02	309,472
Class R4(3)	$438,481	$5.09	86,105
Class R5	$779,428	$5.11	152,402

Total	$123,892,784		24,767,985

Fund	Net assets	Net asset value per share	Shares outstanding(1)
Columbia Acorn International (Buying Fund) (Current)
Class A	$587,524,826	$32.06	18,327,001
Class B	$28,704,916	$31.27	917,871
Class C	$83,579,854	$31.17	2,681,626
Class Z	$3,777,444,165	$32.13	117,556,686

Total	$4,477,253,761		139,483,184

Columbia Acorn International (Pro Forma Combined)(4)
Class A	$799,617,077	$32.06	24,942,480
Class B	$53,095,183	$31.27	1,697,860
Class C	$111,143,792	$31.17	3,565,936
Class I	$199,240,366	$32.13	6,201,070
Class R(2)	$1,760,154	$32.06	54,902
Class R5	$1,736,109	$32.06	54,152
Class Z	$3,777,444,165	$32.13	117,556,686

Total	$4,944,036,846		154,073,086

(1)

Pro forma shares outstanding are calculated by dividing the net assets of the applicable Selling Fund by the net asset value per share of the Buying Fund and adding the result to the number of shares of such Buying Fund currently outstanding.

(2)	Class R shares of the Selling Funds were formerly named Class R2 shares.
(3)	It is expected that Class R4 shares will be redeemed prior to the Record Date.
(4)	Pro forma figures reflect the effect of estimated Reorganization costs as set forth in Exhibit A hereto.

Ownership of Selling Fund and Buying Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of October 31, 2010 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization
RiverSource Partners International Select Growth Fund (Selling Fund)	Affiliated Funds-of-Funds Aggregate Ownership(1)	49.98%	N/A

RiverSource Partners International Small Cap Fund (Selling Fund)	Affiliated Funds-of-Funds Aggregate Ownership(1)	25.94%	N/A

Columbia Acorn International (Buying Fund)	Affiliated Funds-of-Funds Aggregate Ownership(1)	N/A	3.86%

(1)

Includes the aggregate ownership of the following affiliated funds-of-funds: Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Conservative Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Conservative Fund, Columbia Portfolio Builder Moderate Fund and Columbia Portfolio Builder Total Equity Fund. Investments by funds-of-funds advised by Columbia Management (Columbia Funds-of-Funds) in shares of certain underlying funds (underlying funds) may represent significant ownership positions in such underlying funds. The Columbia Funds-of-Funds generally vote on underlying fund proposals in the same proportion that other shareholders vote on such proposals except where the Board(s) of Directors/Trustees of the Columbia Funds-of-Funds direct otherwise, including, for example, where the Columbia Funds-of-Funds own, in aggregate, a majority position of the underlying fund.

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of October 31, 2010. As of October 31, 2010, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Table D-2. Current and Pro Forma Ownership of Fund Shares

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
RiverSource Partners International Select Growth Fund (Selling Fund)
Class A	None	N/A	N/A
Class B	None	N/A	N/A
Class C	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	8.18%	N/A
Class I	Columbia Portfolio Builder Moderate Aggressive Fund, Minneapolis, MN	29.32%	N/A
	Columbia Portfolio Builder Moderate Fund, Minneapolis, MN	26.79%	N/A
	Columbia Portfolio Builder Aggressive Fund, Minneapolis, MN	17.40%	N/A
	Columbia Portfolio Builder Total Equity Fund, Minneapolis, MN	16.92%	N/A
	Columbia Portfolio Builder Moderate Conservative Fund, Minneapolis, MN	6.84%	N/A
Class R	Frontier Trust Company FBO U.S. Tank Alliance, Inc. 401K, Fargo, ND	22.45%	N/A
	Frontier Trust Company FBO A & B Builders, Inc. 401K, Fargo, ND	19.33%	N/A
	Accutek Packaging Equipment Company 401K, Vista, CA	16.53%	N/A
	Frontier Trust Company FBO B & L Corp. 401K, Fargo, ND	11.39%	N/A
	Frontier Trust Company FBO Financial Network Audit, LLC 401K, Fargo, ND	10.92%	N/A
	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401K, Fargo, ND	6.02%	N/A
Class R5	Patricks Plain, Easton, MD	97.34%	N/A

RiverSource Partners International Small Cap Fund (Selling Fund)
Class A	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	8.04%	N/A
Class B	None	N/A	N/A
Class C	Merrill Lynch, Pierce Fenner & Smith Inc., Jacksonville, FL	18.67%	N/A
Class I	Columbia Portfolio Builder Moderate Aggressive Fund, Minneapolis, MN	29.21%	N/A
	Columbia Portfolio Builder Moderate Fund, Minneapolis, MN	26.92%	N/A
	Columbia Portfolio Builder Aggressive Fund, Minneapolis, MN	17.36%	N/A
	Columbia Portfolio Builder Total Equity Fund, Minneapolis, MN	16.93%	N/A
	Columbia Portfolio Builder Moderate Conservative Fund, Minneapolis, MN	6.86%	N/A

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Class R	Frontier Trust Company FBO EFK Moen 401K, Fargo, ND	18.12%	N/A
	Frontier Trust Company FBO Sales West Partners 401K, Fargo, ND	10.19%	N/A
	Frontier Trust Company FBO Edwards Sales Corporation 401K, Fargo, ND	8.85%	N/A
	Frontier Trust Company FBO B & L Corp. 401K, Fargo, ND	8.35%	N/A
	Frontier Trust Company FBO Dedicated Systems Inc. 401K, Fargo, ND	6.65%	N/A
	Frontier Trust Company FBO Financial Network Audit, LLC 401K, Fargo, ND	6.11%	N/A
	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401K, Fargo, ND	5.90%	N/A
	Frontier Trust Company FBO Fulton Communications 401K, Fargo, ND	5.36%	N/A
Class R5	Patricks Plain, Easton, MD	96.00%	N/A

Columbia Acorn International (Buying Fund)
Class A	Merrill Lynch, Pierce, Fenner & Smith Inc., Jacksonville, FL	N/A	0.61%
Class B	Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL	10.20%	6.08%
	Citigroup Global Markets Inc., New York, NY	7.07%	4.21%
Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL	11.72%	12.68%
	Citigroup Global Markets Inc., New York, NY	5.81%	4.45%
Class I	Columbia Management Investment Advisers, LLC, Minneapolis, MN	100.00%	0.00%
	Columbia Portfolio Builder Moderate Aggressive Fund, Minneapolis, MN	N/A	29.31%
	Columbia Portfolio Builder Moderate Fund, Minneapolis, MN	N/A	26.82%
	Columbia Portfolio Builder Aggressive Fund, Minneapolis, MN	N/A	17.39%
	Columbia Portfolio Builder Total Equity Fund, Minneapolis, MN	N/A	16.92%
	Columbia Portfolio Builder Moderate Conservative Fund, Minneapolis, MN	N/A	6.84%

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Class R	Frontier Trust Company FBO U.S. Tank Alliance, Inc. 401K, Fargo, ND	N/A	2.66%
	Frontier Trust Company FBO A & B Builders, Inc. 401K, Fargo, ND	N/A	2.29%
	Accutek Packaging Equipment Company 401K, Vista, CA	N/A	1.96%
	Frontier Trust Company FBO B & L Corp. 401K, Fargo, ND	N/A	8.71%
	Frontier Trust Company FBO Financial Network Audit, LLC 401K, Fargo, ND	N/A	6.68%
	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401K, Fargo, ND	N/A	5.91%
	Frontier Trust Company FBO EFK Moen 401K, Fargo, ND	N/A	15.96%
	Frontier Trust Company FBO Sales West Partners 401K, Fargo, ND	N/A	8.98%
	Frontier Trust Company FBO Edwards Sales Corporation 401K, Fargo, ND	N/A	7.80%
	Frontier Trust Company FBO Dedicated Systems Inc. 401K, Fargo, ND	N/A	5.86%
	Frontier Trust Company FBO Fulton Communications 401K, Fargo, ND	N/A	4.72%
Class R5	Patricks Plain, Easton, MD	N/A	96.76%

Financial Highlights of the Buying Fund

The financial highlights tables below are designed to help you understand how the Buying Fund has performed for the past five full fiscal years. Certain information reflects financial results for a single Buying Fund share. The total return line indicates how much an investment in the Buying Fund would have earned each period assuming any dividends and distributions had been reinvested. Except for the six month period ended June 30, 2010, which is unaudited, this information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Buying Fund’s financial statements, is included in the Buying Fund’s annual report to shareholders. The independent registered public accounting firm’s reports and the Buying Fund’s financial statements are also incorporated by reference into the Merger SAI. No Class I shares of the Buying Fund were outstanding during its most recent fiscal year, therefore no financial highlights are provided for this share class.

Table D-3. Financial Highlights of the Buying Fund

Financial Highlights — Columbia Acorn International

Selected data for a share outstanding throughout each period

Class A Shares

	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31,
			2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$34.13		$23.03	$43.42	$40.07	$33.20	$28.75

Income from Investment Operations
Net investment income(a)	0.23		0.23	0.47	0.27	0.23	0.22
Net realized and unrealized gain/(loss)	(1.81)		11.27	(20.20)	6.52	10.87	5.84

Total from Investment Operations	(1.58)		11.50	(19.73)	6.79	11.10	6.06

Less Distributions to Shareholders
From net investment income	(0.49)		(0.41)	(0.06)	(0.08)	(0.32)	(0.53)
From net realized gains	—		—	(0.60)	(3.36)	(3.91)	(1.08)

Total Distributions to Shareholders	(0.49)		(0.41)	(0.66)	(3.44)	(4.23)	(1.61)

Redemption Fees
Redemption fees added to paid in capital(a)(b)	0.00		0.00	0.00	0.00	0.00	0.00

Increase from regulatory settlements	0.00	(b)	0.01	—	—	—	—

Net Asset Value, End of Period	$32.06		$34.13	$23.03	$43.42	$40.07	$33.20

Total return(c)	(4.59)%	(d)	50.40%	(46.09)%	16.90% (e)	34.16% (e)	21.42% (e)

Ratios to Average Net Assets/Supplemental Data
Net expenses(f)	1.29%	(g)	1.36%	1.31%	1.23%	1.24%	1.30%
Net investment income(f)	1.37%	(g)	0.85%	1.36%	0.60%	0.61%	0.72%
Waiver/Reimbursement	—		—	—	0.00% (h)	0.01%	0.02%
Portfolio turnover rate	10%	(d)	31%	38%	28%	31%	27%
Net assets at end of period (000s)	$587,525		$578,599	$366,820	$622,901	$313,401	$142,204

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Rounds to less than $0.01 per share.
(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)	Not annualized.
(e)	Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(f)	The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.
(g)	Annualized.
(h)	Rounds to less than 0.01%.

Financial Highlights — Columbia Acorn International

Selected data for a share outstanding throughout each period

Class B Shares

	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31,
			2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$33.22		$22.41	$42.46	$39.39		$32.71		$28.18

Income from Investment Operations
Net investment income/(loss)(a)	0.10		0.08	0.27	0.04		(0.00	)(b)	0.02
Net realized and unrealized gain/(loss)	(1.74)		10.92	(19.72)	6.39		10.66		5.73

Total from Investment Operations	(1.64)		11.00	(19.45)	6.43		10.66		5.75

Less Distributions to Shareholders
From net investment income	(0.31)		(0.20)	—	(0.00	)(b)	(0.07)		(0.14)
From net realized gains	—		—	(0.60)	(3.36)		(3.91)		(1.08)

Total Distributions to Shareholders	(0.31)		(0.20)	(0.60)	(3.36)		(3.98)		(1.22)

Redemption Fees
Redemption fees added to paid in capital(a)(b)	0.00		0.00	0.00	0.00		0.00		0.00

Increase from regulatory settlements	0.00	(b)	0.01	—	—		—		—

Net Asset Value, End of Period	$31.27		$33.22	$22.41	$42.46		$39.39		$32.71

Total return(c)	(4.93)%	(d)	49.36%	(46.41)%	16.25%	(e)	33.26%	(e)	20.57% (e)

Ratios to Average Net Assets/Supplemental Data
Net expenses(f)	2.00%	(g)	2.03%	1.90%	1.81%		1.89%		2.01%
Net investment income/(loss)(f)	0.58%	(g)	0.29%	0.77%	0.08%		(0.01)%		0.08%
Waiver/Reimbursement	—		—	—	0.01%		0.02%		0.02%
Portfolio turnover rate	10%	(d)	31%	38%	28%		31%		27%
Net assets at end of period (000s)	$28,705		$38,835	$39,153	$103,631		$94,165		$73,572

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Rounds to less than $0.01 per share.
(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)	Not annualized.
(e)	Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(f)	The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.
(g)	Annualized.

Financial Highlights — Columbia Acorn International

Selected data for a share outstanding throughout each period

Class C Shares

	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31,
			2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$33.08		$22.30	$42.32	$39.35		$32.68	$28.19

Income from Investment Operations
Net investment income/(loss)(a)	0.09		0.02	0.21	(0.06)		(0.05)	(0.00	)(b)
Net realized and unrealized gain/(loss)	(1.73)		10.89	(19.63)	6.39		10.66	5.71

Total from Investment Operations	(1.64)		10.91	(19.42)	6.33		10.61	5.71

Less Distributions to Shareholders
From net investment income	(0.27)		(0.14)	—	(0.00	)(b)	(0.03)	(0.14)
From net realized gains	—		—	(0.60)	(3.36)		(3.91)	(1.08)

Total Distributions to Shareholders	(0.27)		(0.14)	(0.60)	(3.36)		(3.94)	(1.22)

Redemption Fees
Redemption fees added to paid in capital(a)(b)	0.00		0.00	0.00	0.00		0.00	0.00

Increase from regulatory settlements	0.00	(b)	0.01	—	—		—	—

Net Asset Value, End of Period	$31.17		$33.08	$22.30	$42.32		$39.35	$32.68

Total return(c)	(4.95)%	(d)	49.12%	(46.50)%	16.01%	(e)	33.14% (e)	20.45%	(e)

Ratios to Average Net Assets/Supplemental Data
Net expenses(f)	2.10%	(g)	2.17%	2.08%	1.99%		2.01%	2.09%
Net investment income/(loss)(f)	0.55%	(g)	0.07%	0.60%	(0.14)%		(0.14)%	(0.01)%
Waiver/Reimbursement	—		—	—	0.00%	(h)	0.01%	0.02%
Portfolio turnover rate	10%	(d)	31%	38%	28%		31%	27%
Net assets at end of period (000s)	$83,580		$85,625	$62,906	$153,416		$99,425	$47,325

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Rounds to less than $0.01 per share.
(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)	Not annualized.
(e)	Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(f)	The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.
(g)	Annualized.
(h)	Rounds to less than 0.01%.

Exhibit A

Costs of the Reorganizations

Each Selling Fund and the Buying Fund may bear a portion of the out-of-pocket expenses associated with its Reorganization. Out-of-pocket expenses associated with a Reorganization include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this proxy statement/prospectus, and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization; and (3) the legal and other fees and expenses incurred in connection with the Reorganization.

All fees paid to governmental authorities for the registration or qualification of the Buying Fund shares to be issued in the Reorganization and all transfer agency costs related to such shares will be allocated to the Buying Fund. All fees and expenses related to printing and mailing communications to Selling Fund shareholders will be allocated to the Selling Fund. All of the other out-of-pocket expenses of a Reorganization including, without limitation, accounting, legal and custodial expenses, will be allocated equally among the applicable Funds. Following this initial allocation among the Funds, Columbia Management limits the expenses actually borne by a Fund to not more than the anticipated reduction in expenses to be incurred by that Fund over the first year following the Reorganization. (Columbia Management will bear any legal expenses related to the Reorganization that are allocated to the Buying Fund). Any reduction in the Reorganization expenses borne by a Fund as a result of this limitation is absorbed by Columbia Management, not by any other Fund. The estimated costs of each Reorganization expected to be borne by each Selling Fund and the Buying Fund, in the aggregate and on a per-share basis based on shares outstanding as of August 31, 2010, are set forth below:

	Costs Estimated to be Borne
Fund	Total	Per Share
RiverSource Partners International Select Growth Fund (Selling Fund)	$190,887	$0.003
RiverSource Partners International Small Cap Fund (Selling Fund)	$71,710	$0.003
Columbia Acorn International (Buying Fund)	$0	$0

Should either Reorganization fail to occur, Columbia Management will bear all costs associated with that Reorganization. Columbia Management has agreed to bear the costs allocated to the Buying Fund.

Based on the operating expense ratios shown in the Fees and Expenses section above for the Buying Fund, it is projected that, after the Reorganizations, assuming all of the Reorganizations are consummated, each class of each Selling Fund will benefit from expense savings that will offset the allocated Reorganization expenses. However, the benefit of those projected expense savings will not be realized immediately. It is projected that the aggregate expense savings for each Selling Fund will not exceed the allocated Reorganization expenses of that Selling Fund until approximately the number of months after its Reorganization set forth below.

Fund	Number of Months
RiverSource Partners International Select Growth Fund	3
RiverSource Partners International Small Cap Fund	3

If a shareholder redeems his or her Buying Fund shares prior to the indicated time, the shareholder will receive no net benefit from the projected expense savings.

A-1

Exhibit B

Minnesota Business Corporation Act Sections 302A.471 and 302A.473

If you are a shareholder of either Selling Fund, Minnesota law requires that we provide you with a copy of the state law on dissenters’ rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters’ rights under Minnesota law, the applicable Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. Rights of dissenting shareholders

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)	unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)	alters or abolishes a preferential right of the shares;

(2)	creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)	alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)	excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(5)	eliminates the right to obtain payment under this subdivision;

(b)	a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)	a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)	a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)	a plan of conversion adopted by the corporation; or

(f)	any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

B-1

Subdivision 2. Beneficial owners.

(a)	A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)	A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply.

(a)	Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)	If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)	Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)	The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)	The applicability of clause (1) is determined as of:

(i)	the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)	the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)	Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

B-2

302A.473. Procedures for asserting dissenters’ rights

Subdivision 1. Definitions.

(a)	For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)	“Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)	“Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)	“Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares.

(a)	After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)	the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)	any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)	a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)	a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)	In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares.

(a)

After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with

B-3

subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)	the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)	an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)	a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)	The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c)	If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

B-4

Subdivision 8. Costs; fees; expenses.

(a)	The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)	If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)	The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

B-5

Exhibit C

Additional Information Applicable to the Buying Fund

Below is information regarding the Buying Fund. All references to a Fund in this Exhibit C refer to the Buying Fund and all references in this Exhibit C to the Board refer to the Board of the Columbia Acorn Trust unless otherwise noted.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day on the Columbia Funds’ website at www.columbiafunds.com, by mail (Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081) or by telephone at 800.422.3737. Shares may be purchased by electronic funds transfer, by check or by wire. Minimum and initial investment requirements are described below under the heading Service Section – Shareholder Information.

Tax Information

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including Columbia Wanger Asset Management, LLC, Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Additional Investment Strategies and Policies

Changing the Fund’s Investment Objective and Policies. The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the Merger SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the Investment Company Act of 1940 (the 1940 Act).

Investment Guidelines. As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments. The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investments in money market instruments or holdings of cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. Columbia WAM currently expects that substantially all of the Fund’s assets will be invested in accordance with its principal investment strategies. As a result, the Fund expects to remain substantially exposed to the equity markets.

Lending Securities. The Fund may lend portfolio securities to approved broker/ dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Fund Holdings Disclosure. A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Merger SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

The Fund considers changes in its portfolio holdings to be confidential information. Consequently, Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed. The Fund’s complete portfolio holdings are disclosed at www.columbiafunds.com, approximately 30 calendar days after each month-end. The top 15 holdings are usually available sooner, approximately 15 calendar days after each month-end.

Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current. A more detailed description of the Fund’s policies and procedures governing disclosure of portfolio information is available in the SAI, which can be accessed on the Fund’s website or by calling us at 800.345.6611.

Use of Benchmarks. Benchmarks are indices that provide some comparative guidance in assessing the Fund’s performance. Columbia WAM selects the benchmarks it believes provide meaningful comparisons for each Fund. However, there may be different or additional indices that more closely reflect the market sectors in which the Fund invests. The Fund does not limit its investments to the securities within its benchmarks, and accordingly the Fund’s holdings will differ from those of its benchmarks. The Fund’s benchmarks may change from time to time. The benchmarks included in this prospectus are intended only as guideposts for your assessment of the Fund’s performance.

Board of Trustees

The Fund is governed by the Board. More than 75% of the Fund’s Trustees are independent (“Independent Trustees”), meaning that they have no affiliation with Columbia WAM or its affiliates, apart from their positions as Trustees and the personal investments they may have made as private individuals. The Independent Trustees bring backgrounds in business and academia to their task of working with the Fund’s officers to establish the Fund’s policies and oversee its activities. Among the Trustees’ responsibilities are: selecting the investment advisor for the Fund; negotiating the advisory agreement; reviewing other contracts; approving investment policies; monitoring Fund operations, performance, compliance and costs; and nominating or selecting new Trustees.

Each Trustee serves the Fund for an indefinite term until his or her retirement, resignation, death or removal in accordance with the organizational documents of Columbia Acorn Trust. The Trust’s Bylaws generally require that Trustees retire at the end of the calendar year in which they attain the age of 75 years. It is expected that every five years the Trustees will call a meeting of shareholders to elect Trustees. Any Trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the Columbia Acorn Funds. The mailing address for the Trustees and officers is 227 W. Monroe Street, Suite 3000, Chicago, Illinois 60606.

For more detailed information about the Board, see the Merger SAI.

Fund Management and Compensation

Columbia WAM, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the investment adviser to the Fund and the other Columbia Acorn-branded funds in the Combined Fund Complex (the “Columbia Acorn Funds”). As of September 30, 2010, Columbia WAM had assets under management of approximately $29.8 billion. Columbia WAM is a registered investment adviser and wholly owned subsidiary of Ameriprise Financial. In addition to serving as investment adviser to mutual funds, Columbia WAM acts as an investment manager for other institutional accounts. See the Merger SAI for more information.

As a subsidiary of Ameriprise Financial, Columbia WAM is an affiliate of Columbia Management, 100 Federal Street, Boston, MA 02110, the investment manager to the Columbia-, RiverSource-, Seligman- and Threadneedle- branded funds (excluding the Fund and the other Columbia Acorn Funds) in the Combined Fund Complex, and also is a wholly owned subsidiary of Ameriprise Financial. Columbia Management serves as the sub-administrator of the Columbia Acorn Funds. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years.

Subject to oversight by the Fund’s Board, Columbia WAM manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Columbia WAM may use the research and other capabilities of its affiliates and third parties in managing investments.

The Fund pays Columbia WAM a fee for managing its assets, which is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. The aggregate advisory fees paid by the Fund for the most recent fiscal year were 0.78% of the Fund’s average daily net assets.

A discussion regarding the basis for the Fund’s Board approving the Fund’s Investment Advisory Agreement with Columbia WAM is available in the Fund’s semiannual report to shareholders for the period ended June 30, 2010.

Portfolio Managers

Information about Columbia WAMs’ portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown below. The Merger SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Columbia Acorn International

The portfolio managers responsible for the day-to-day management of the Fund are:

P. Zachary Egan, CFA, Co-manager

•	Service with the Fund since 1999.

•	Associated with Columbia WAM or its predecessors since 1999.

•	Vice President of Columbia Acorn Trust since 2003.

•	Began investment career in 1999.

•	B.A,. Middlebury College.

•	M.A., University of Chicago.

Louis J. Mendes, CFA, Co-manager

•	Service with the Fund since 2001.

•	Associated with Columbia WAM or its predecessors since 2001.

•	Vice President of Columbia Acorn Trust since 2003.

•	Began investment career in 1986.

•	B.A., Columbia University.

•	M.I.M, American Graduate School of International Management.

Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that each Fund is not currently the subject of, and that neither Ameriprise Financial or any of its affiliates is the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on each Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with each Fund. Information regarding certain pending and settled legal proceedings may be found in each Fund’s shareholder reports and in the Merger SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

* * * * *

Shareholder Information

As of September 7, 2010, the Columbia Acorn funds share the same policies and procedures for investor services as the Columbia and RiverSource funds (including the Seligman and Threadneedle branded funds), as described herein. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or financial advisor should consider the combined market value of all Columbia Acorn, Columbia and RiverSource funds owned by the investor. For details on this particular policy, see below in the section entitled Reductions/Waivers of Sales Charges – Front-End Sales Charge Reductions.

The Columbia Acorn and Columbia funds are collectively referred to herein as the Columbia funds. The RiverSource funds (including the Seligman and Threadneedle branded funds) are collectively referred to as the RiverSource funds. Together the Columbia funds and the RiverSource funds are referred to as the Funds. The following terms have the following meaning: the Advisor means Columbia Wanger Asset Management, LLC, the Transfer Agent means Columbia Management Investment Services Corp., and the Distributor means Columbia Management Investment Distributors, Inc.

Additional information about the Funds can be obtained by contacting the following:

Website*	Toll-free Number	Mailing Addresses
www.columbiamanagement.com	800.345.6611	Regular Mail: The Funds c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Express Mail: The Funds c/o Columbia Management Investment Services Corp. 30 Dan Road Canton, MA 02021-2809

*	The website references herein are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this document.

Class R and Class R5 shares of Columbia Acorn International are expected to be established in connection with the Reorganization and to commence operations in the second quarter of 2011.

The current share classes offered by the Columbia Acorn Funds, are as follows:

Columbia Fund Share Classes
Class A
Class B*
Class C
Class Z
Class I

*	Generally closed to new investors and new accounts.

Choosing a Share Class

Comparison of Share Classes

Share Class Features

The Fund offers the class(es) of shares set forth on the cover of its prospectus (the Fund may also offer other classes of shares through a separate prospectus). Each share class has its own investment eligibility criteria, cost structure and other features that may affect the investment return of that class. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you.

You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you. Your authorized selling and/or servicing agent or financial advisor can help you to determine which share class(es) is available to you.

The table below summarizes the primary features of the Class A, Class B, Class C, Class I, Class R, Class R5 Class Z shares. Although Class B and Class R5 shares are generally closed to new and existing investors, information relating to Class B and Class R5 shares is included because certain qualifying purchase orders are permitted, as described below.

	Class A	Class B	Class C	Class I	Class R	Class R5	Class Z
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investment is $2,000 for most investors; shares are available to the general public for investment	Closed to new investors(b)	Minimum initial investment is $2,000 for most investors; shares are available to the general public for investment	Available only to the Funds (i.e., Fund-of -Fund investments)	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	Closed to new investors(c)	Available only to certain eligible investors, which are subject to different minimum initial investment requirements ranging from $0 to $2,000

Investment Limits	none	up to $49,999	Up to $999,999; no limit for eligible employee benefit plans(d)	none	none	none	none

Conversion Features	none	Convert to Class A shares eight years after purchase(e)	none	none	none	none	none

Front-End Sales Charges(f)	5.75% maximum, declining to 0.00% on investments of $1 million or more(g)	none	none	none	none	none	none

Contingent Deferred Sales Charges (CDSCs)(f)	1.00% maximum on certain investments of between $1 million and $50 million redeemed within 18 months of purchase(g)	5.00% maximum, gradually declining to 0.00% after six years(h)	1.00% on certain investments redeemed within one year of purchase	none	none	none	none

Maximum Distribution and Service (12b-1) Fees(h)	0.25% service fee	0.50% distribution fee 0.25% service fee	0.75% distribution fee 0.25% service fee	none	none	none	none

(a)

See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for additional details about the eligible investors and minimum initial and subsequent investment and account balance requirements.

(b)

The Columbia funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class B Shares Closed.

(c)

Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Shareholders who opened and funded a Class R5 shares account with RiverSource Partners International Select Growth Fund or RiverSource Partners International Small Cap Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R5 accounts may continue to allow new investors or participants to be established in their Fund account.

(d)

There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b) or by qualified deferred compensation plans that have a plan level or omnibus account maintained with the Transfer Agent and that transact directly with the Transfer Agent through a third party administrator or third party recordkeeper.

(e)	See Choosing a Share Class – Class B Shares – Conversion of Class B Shares to Class A Shares for more information on the timing of the conversion of Class B shares to Class A shares.
(f)

Actual front-end sales charges and CDSCs vary among the Funds. See Choosing a Share Class – Sales Charges and Commissions for more information on applicable sales charges and see Choosing a Share Class – Reductions/Waivers of Sales Charges for information about certain exceptions to these sales charges.

(g)

The CDSC for purchases of Class A shares between $1 million and $50 million redeemed within 18 months of purchase is as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase. Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within 12 months of purchase. See Choosing a Share Class – Class A Shares – CDSC for more information about the application of the Class A shares CDSC.

(h)	These are the maximum applicable distribution and/or shareholder service fees. See Choosing a Share Class – Distribution and Service Fees for more information.

FUNDamentalsTM
Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you may pay these charges

•	at the outset as a front-end sales charge when you buy your shares

•	at the time you sell your shares as a contingent deferred sales charge (CDSC)

•	and/or over time in the form of increased ongoing fees.

As described in more detail below, Class A shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in a fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). Class C shares do not have a front-end sales charge, so the full amount is invested in a fund. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class C shares. Over time, Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares. Whether the ultimate cost is higher for one class over another depends on the amount your invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given period.

We encourage you to consult with a financial advisor who can help you to decide which share class best meets your needs.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares, which is deducted from your purchase price when you buy your shares and results in a smaller dollar amount being invested in the Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or your buy the shares through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for more information on reductions and waivers.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.

FUNDamentalsTM
Front-End Sales Charge Calculation

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.
• The offering price per share is the net asset value per share plus any front-end sales charge that applies.
• The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class – Reductions/ Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 – $49,999	5.75%	6.10%	5.00%
$50,000 – $99,999	4.50%	4.71%	3.75%
$100,000 – $249,999	3.50%	3.63%	2.75%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%(c),(d)

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class – Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)

1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on purchases of $50 million or more. The Distributor may pay the commissions to selling and/or servicing agents out of its own resources, but may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)

For certain group retirement plans, selling and/or servicing agents are eligible to receive from the Distributor a 1.00% sales commission on all purchases up to $3 million, including those in amounts of less than $1 million that are coded as commission eligible trades.

FUNDamentalsTM
Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

Class A Shares — CDSC

If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

•	If you purchased shares of a Columbia fund on or before September 3, 2010 you will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

•

If you purchased shares after September 3, 2010 you will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to between $1 million and $50 million will also be subject to a CDSC if you redeem them within 12 or 18 months of buying them, as provided above.

The CDSC on Class A shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class A shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in a Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 5.00% of the offering price per share when you buy Class A shares. The Distributor generally funds the commission through the sales charge paid by you.

The Distributor may also pay your selling and/or servicing agent a cumulative commission on purchases by certain group retirement plans of Class A shares according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

Class B Shares — Sales Charges

The Columbia funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares – Eligible Investors – Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares, unless you qualify for a waiver of the CDSC. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

The CDSC on Class B shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions.

The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

Number of Years Class B Shares Held	Applicable CDSC*
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven	None
Eight	None
Nine	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class B shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in a Fund.

Class B Shares — Commissions

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission of up to 4.00% of the net asset value per share directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under a Fund’s distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Class B Shares — Conversion to Class A Shares

Class B shares automatically convert to Class A shares after you’ve owned the shares for eight years. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class C Shares — Sales Charges

You don’t pay a front-end sales charge when you buy Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

The CDSC on Class C shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions, and

•	is reduced to 0.00% on shares redeemed within a year or more after purchase.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class C shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in a Fund.

Class C Shares — Commissions

The Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under a Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A shares of the Funds. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your family members’ ownership of different classes of shares in all of the Funds, as described below.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares made within 13 months of the date of your letter of intent. Your letter of intent must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of letter of intent may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under a letter of intent, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making a letter of intent to purchase additional shares, you may aggregate your ownership of different classes of shares.

You must request the reduced sales charge (whether through ROA or a letter of intent) when you buy shares. If you do not complete and file a letter of intent, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial advisors and selling and/or servicing agents. You and your financial advisor are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a financial advisor’s failure to apply the eligible discount to your account. You may be asked by your financial advisor for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family.

FUNDamentalsTM
Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•

Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts; provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and/or Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A shares at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or the Advisor or its affiliates;*

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors;*

•	Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor;*

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds;*

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•

Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries.

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•

Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

*	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Fund when placing your purchase order. For more information about the sales charge reductions and waivers described here, please see the Merger SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A and Class C shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death.

•	for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase.

•	purchased through reinvestment of dividend and capital gain distributions.

•	in an account that has been closed because it falls below the minimum account balance.

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

•

that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor.

•	of Class A shares of a Fund initially purchased by an employee benefit plan.

•	other than Class A shares initially purchased by an employee benefit plan that are not connected with a plan level termination.

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party.

•	by certain other investors as set forth in more detail in the Merger SAI.

CDSC — Waivers of the CDSC for Class B shares.

The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death.

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

•	by certain other investors, including certain institutions as set forth in more detail in the Merger SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors.

The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

For more information about the sales charge reductions and waivers described here, see the Merger SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B or C shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B or C shares will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily and may vary by share class. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	none	0.25%	0.25%
Class B	0.50%	0.25%	0.75%
Class C	0.75%	0.25%	1.00%
Class I	none	none	none
Class R	0.50%	none	0.50%
Class R5	none	none	none
Class Z	none	none	none

The distribution and shareholder servicing fees for Class A, Class B, Class C and Class R shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The Distributor may retain all or a portion of these fees otherwise payable to selling and/or servicing agents if the amounts payable are below an amount determined by the Distributor in its discretion.

Each share class of each Columbia Acorn Fund pays the Distributor these fees on the 20th day of each month, or, if such day is not a business day, the next business day thereafter. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

Selling and/or Servicing Agent Compensation

The Distributor and the Advisor make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the Advisor may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the Advisor may also make payments to selling and/or servicing agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

The Board has authorized the Fund to reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap of 0.05% of the aggregate value of the Fund’s shares maintained in such accounts. Please see the Merger SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the Advisor. The Distributor and the Advisor may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the Advisor and their affiliates are paid out of the Distributor’s and the Advisor’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the Merger SAI about the payments made by the Distributor and the Advisor and their affiliates, as well as a list of the intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Advisor have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentalsTM
NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

NAV=	(Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentalsTM
Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on the Advisor’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the

Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund’s net asset value per share on that day. Orders received after the end of a business day will receive the next business day’s net asset value per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following addresses: for regular mail: The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081; for express mail: The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and selling and/or servicing agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from a Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. See Buying, Selling and Exchanging Shares – Excessive Trading Practices for more information.

Excessive Trading Practices Policy

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

The Fund invests significantly in thinly traded equity securities of small-capitalization companies. Because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

Not all selling and/or servicing agents offer the Funds and certain selling and/or servicing agents that offer the Funds may not offer all Funds on all investment platforms. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling and/or servicing agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies not described in the prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to (the following addresses may also be used to request an exchange or redemption of shares):

Regular Mail	The Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

Express Mail	The Funds
c/o Columbia Management Investment Services Corp.
30 Dan Road
Canton, MA 02021-2809

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Class A shares are also available to insurance company separate accounts for the benefit of group retirement plans and insurance company separate accounts structured as pools of IRA accounts. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

Class B Shares Closed

The Fund no longer accepts investments from new or existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with the reinvestment of dividends/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders.

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class – Class A Shares – Front-end Sales Charges for additional information about Class A shares. Your financial advisor or selling and/or servicing agent may have different policies not described here. Please consult your financial advisor or selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their financial advisor if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently generally available for investment only by the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

Class R5 Shares

Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R5 shares account with RiverSource Partners International Select Growth Fund or RiverSource Partners International Small Cap Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes of the Fund.

In the event that an order to purchase Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.

Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R5 shares of the Fund may be exchanged for Class R5 shares, respectively, of another Fund.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Minimum Initial Investments, Additional Investments and Account Balances – Class Z Shares Minimum Investments.

In addition, for Class Z shares, the Distributor, in its sole discretion, may accept investments from institutional investors other than those listed in this prospectus.

Minimum Initial Investments and Additional Investments

The table below shows the Fund’s minimum initial investment and additional investment requirements, which vary by class and type of account.

Minimum Investments

	Class A and Class C		Class I and Class R	Individual Retirement Accounts	Class Z
Minimum Initial Investment	$2,000	(a)	none	$1,000	variable	(a),(b)
Minimum Additional Investments	$100		none	$100	$100

(a)	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.
(b)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Investments below.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investment and additional investment requirements for investments through a Systematic Investment Plan:

Minimum Investments — Systematic Investment Plans

	Class A and Class C	Class I and Class R	Individual Retirement Accounts	Class Z
Minimum Initial Investment(a)	$100	none	$100	variable	(b)
Minimum Additional Investments	$100	none	$50	$100

(a)	If your Fund account balance is below the minimum initial investment described above, you must make investments at least monthly.
(b)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Investments below.

Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any trustees (or family member) of Columbia Acorn Trust.

•	Any employee (or family member) of the Advisor.

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on

September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met)

•

Any group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any person employed as of April 30, 2010 by (i) the former advisor of the Columbia funds, other than the Columbia Acorn Funds, or (ii) the former distributor or transfer agent of the Columbia funds, including the Columbia Acorn Funds, is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management Investment Advisers, LLC state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor (other than the Columbia Acorn Funds).

•

Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any person employed as of April 30, 2010 by (i) the former advisor of the Columbia funds other than the Columbia Acorn Funds, or (ii) the former distributor or transfer agent of the Columbia funds, including the Columbia Acorn Funds, is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

•	Certain other investors as set forth in more detail in the Merger SAI.

The minimum initial investment amounts may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund in its discretion and under special circumstances may waive the minimum initial investment for an investment for an investor who currently maintains with the Fund related accounts with significant assets well in excess of the Fund’s minimum initial investment.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.

Electronic Funds Transfer

You may buy Class A, Class C and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. There is no minimum investment amount for an electronic funds transfer.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class I, Class R, Class R5 and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

During any 90-day period, for any one shareholder, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits will normally be paid in cash, but may be paid wholly or partly by an in-kind distribution of securities.

Remember that Class R and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund class’ minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737.

It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or further postpone payment of sale proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, and fees and expenses of the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any Fund (such as an index Fund) that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares in an account with Ameriprise Financial Services, Inc. you may have limited exchangeability among the Funds. Please contact your financial advisor for more information.

Systematic Exchanges

You may buy Class A, Class C and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E, Class F and Class T shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial advisor for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/ or servicing agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling and/or servicing agent

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in the prospectus, including different transaction limits, exchange policies and sale procedures.

Account established with the Fund

Mail your exchange or sale request to:

Regular Mail	The Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

Express Mail	The Funds
c/o Columbia Management Investment Services Corp.
30 Dan Road
Canton, MA 02021-2809

Include in your letter:

•	your name

•	the name of the Fund(s)

•	your account number

•	the class of shares to be exchanged or sold

•	your social security number (SSN) or taxpayer identification number (TIN)

•	the dollar amount or number of shares you want to exchange or sell

•	specific instructions regarding delivery or exchange destination

•	signature(s) of registered account owner(s)

•	any special documents the Transfer Agent may require in order to process your order

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for U.S. federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

•

Certain Funds may purchase or sell (write) options, as described further in the Merger SAI. In general, option premiums which may be received by a Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

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For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•

For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

FUNDamentalsTM
Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL MANAGEMENT INFORMATION

There are certain actual and potential conflicts of interest that arise from the financial services activities of Ameriprise Financial and its affiliates, including Columbia WAM and Columbia Management. Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia WAM, including: insurance, broker/dealer (sales and trading), asset management and financial services. As a consequence of these activities, Ameriprise Financial or its affiliates may have interests arising from their other business lines that conflict with the interests of the Fund. These activities may also, from time to time, place certain investment constraints on the management of the Fund that might not otherwise arise.

Columbia WAM and the Fund’s administrator, sub-administrator, distributor and transfer agent are all affiliates of Ameriprise Financial. In addition to the services that they provide to the Fund, they also provide substantially similar services (for which they are compensated) to other clients and customers, including all of the funds in the Combined Fund Complex. Ameriprise Financial and its other affiliates may also provide services (for which they are compensated) to the funds in the Combined Fund Complex or to other clients and customers. Examples of activities that could lead to conflicts of interest and/or impose limitations that could affect the Fund include the following: Columbia WAM and other Ameriprise Financial affiliates may receive compensation and other benefits related to the management/administration of the Fund and the other funds in the Combined Fund Complex and the sale of their shares; there may be competition for limited investment opportunities that must be allocated among the Fund and the other funds the Combined Fund Complex or other clients and customers of Columbia WAM that may have the same or similar investment objectives as the Fund; management of the Fund may diverge from the other funds the Combined Fund Complex or other clients and customers of Columbia WAM or Ameriprise Financial affiliates, for example, advice given to the Fund may differ from, or conflict with, advice given to other funds or accounts; there may be regulatory or investment restrictions imposed on the investment activities of Columbia WAM arising from the activities or holdings of the other funds the Combined Fund Complex or other clients or customers of Columbia WAM or Ameriprise Financial and its affiliates, for example, caps on the aggregate amount of certain types of investments that may be made by affiliated entities; Ameriprise Financial or its affiliates may have potentially conflicting relationships with companies and other entities in which the Fund invests; and there may be regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including Columbia WAM for example, if an affiliated entity were in possession of non-public information, Columbia WAM might be prohibited by law from using that information in connection with the management of the Fund.

Columbia WAM and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Merger SAI.

Exhibit D

Comparison of Organizational Documents

This chart highlights material differences between the terms of the Declarations of Trust/Articles of Incorporation and By-Laws of the Buying and Selling Funds.

Buying Fund: Columbia Acorn International.

Selling Funds: RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund.

Policy	Buying Fund	Selling Funds
Shareholder Liability	The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.	Under Minnesota law, a shareholder’s liability to the corporation or its creditors is limited to paying the amount agreed to be paid for the shares which the shareholder holds or has agreed to purchase.

Shareholder Voting Rights

Shareholders have power to vote (i) for the election of trustees, (ii) with respect to any investment advisory contract (iii) with respect to termination of the trust, (iv) with respect to an amendment of the Declaration of Trust, and (v) with respect to such additional matters relating to the trust as may be required by law, the Declaration of Trust, the By-Laws or any registration of the trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of the trust then entitled to vote are voted in the aggregate as a single class without regard to series or class except: (1) when required by the 1940 Act or when the

At all meetings of the shareholders, each shareholder of record entitled to vote is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

Shareholders have the power to vote (i) for the election of directors; (ii) on most amendments to the corporation’s Articles of Incorporation and on certain amendments to the corporation’s By-Laws; (iii) on certain proposed mergers and exchanges to which the corporation is a party; (iv) on the proposed sale of all or substantially all of the corporation’s property and assets not in the usual and regular course of its business; and (v) on the proposed dissolution of the corporation.

At all elections of directors, each shareholder is entitled to as many votes equal to the number of dollars of net asset

Policy	Buying Fund	Selling Funds

trustees have determined that the matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (2) when the trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon.

There is no cumulative voting in the election of trustees.

value of shares owned multiplied by the number of directors to be elected and may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them.

The standard form of certifying resolution creating rights and preferences for series of capital stock provides that each share may be voted by series (i) as required by the provisions of the 1940 Act and all rules and regulations promulgated thereunder; (ii) when the board of directors determines that a matter affects series in a materially different way; or (iii) when the board of directors determines a matter affects only one or some of the series. In addition, under Minnesota law, shareholders are entitled to vote as separate series or classes with respect to certain amendments to the corporation’s Articles of Incorporation and on certain mergers and exchanges to which the corporation is a party.

Shareholder Meetings

Meetings of shareholders of the trust or of any series or class may be called by the trustees or such other person or persons as may be specified in the By-Laws and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the trust or any series or class as herein provided or upon any other matter deemed by the trustees to be necessary or desirable. Meetings of shareholders of the trust or of any series or class shall be called by the trustees or such other person or persons as may be specified in the By-Laws upon written application. The shareholders shall be entitled to at least seven days’ written notice of any meeting of the shareholders.

The trust is not required to hold annual meetings of shareholders. A special meeting of the shareholders of the trust or of any one or more series or classes of shares may be called at any time by the trustees, by the chairman, or the president.

If the trustees, the chairman and the president fail to call any meeting of shareholders for a period of 30 days after written application of one or more

Regular shareholder meetings are not required; however, a majority of directors present at a duly held meeting may call a regular meeting of shareholders by fixing the date, time and place for a meeting.

If a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or chief financial officer. Within 30 days after receipt of the demand by one of those officers, the board of directors must cause a regular meeting of shareholders to be called and held on notice no later than 90 days after receipt of the demand, all at the expense of the fund.

Special meetings of the shareholders may be called at any time as provided for by the laws of the state of Minnesota.

In addition, a special meeting of shareholders may be called at any time by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special

Policy	Buying Fund	Selling Funds

shareholders who hold at least 10% of all outstanding shares of the trust, if shareholders of all series are required under the Declaration of Trust to vote in the aggregate and not by individual series at such meeting, or 10% of the outstanding shares of any series or class, if shareholders of such series or class are entitled under the Declaration of Trust to vote by individual series or class at such meeting, then such shareholders may call such meeting.

If the meeting is a meeting of the shareholders of one or more series or classes of shares, but not a meeting of all shareholders of the trust, then only the shareholders of such one or more series or classes shall be entitled to notice of and to vote at the meeting.

meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination must be called by 25% or more of the voting power of all shares entitled to vote.

Shareholder Quorum

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

The holders of at least 10% of the shares outstanding and entitled to vote, present in person or by proxy, constitute a quorum, but the holders of a smaller amount may adjourn without further notice, other than by notice at the time, until a quorum is secured at any such adjourned meeting. In case a quorum is not present, the meeting may be adjourned without notice other than by notice at the meeting. At any adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

Shareholder Consent	Any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof as is required by any express provision of the Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent is treated for all purposes as a vote taken at a meeting of shareholders.	An action required or permitted to be taken at a shareholder meeting may be taken by written action signed, or consented to by authorized electronic communication, by all of the shareholders entitled to vote on that action. Such a written action is not effective if it is signed or consented to by fewer than all the shareholders entitled to vote on the action.

Policy	Buying Fund	Selling Funds
Notice to Shareholders of Record Date

Written notice of any meeting of shareholders, stating the place, date and hour and the purposes of the meeting must be given by the trustees at least 15 days before the meeting.

The trustees may set a record date for the purpose of determining the shareholders entitled to notice of and the right to vote at a shareholder meeting or to receive the payment of any dividend or making of any other distribution to shareholders. The record date cannot be more than 90 days or fewer than 15 days before the date of the meeting or the date for the payment of such dividend or distribution. Instead of fixing a record date, the board of trustees may for any of such purposes close the transfer books for any or all of, but not for more than such 90 day period.

In general, shareholders who are entitled to vote at a shareholder meeting must be given notice of the meeting at least ten and not more than 60 days before the meeting. In certain cases, the notice of meeting must include specified information required by Minnesota law.

The board of directors can establish a record date for determining the shareholders who are entitled to vote at a shareholder meeting. The record date cannot be more than 60 days before the date of the meeting.

Shareholder Proxies

Shareholders my vote in person or by proxy.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the trust received a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder is deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.

At all meetings of shareholders, unless inspectors of election are appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes is decided by the chairman of the meeting.

Shareholders entitled to vote may vote either in person or by proxy in writing dated not more than six months before the meeting named therein, which proxies shall be filed with the secretary or other person responsible to record the proceedings of the meeting before being voted. Unless otherwise specifically limited by their terms, such proxies shall entitle the holders thereof to vote at any

At each shareholder meeting, the polls may be opened and closed, the proxies and ballots may be received and taken in charge, and all questions touching the qualification of voters, the validity of proxies, and acceptances or rejections of votes may be decided by two (2) inspectors of election.

Minnesota law provides that shareholders can submit proxies in writing or by telephonic transmission or authenticated electronic communication. It also provides that the board of directors can establish procedures whereby a record holder can certify in writing that another person is the beneficial owner of shares, and the beneficial owner then can vote the shares or appoint a proxy.

Policy	Buying Fund	Selling Funds
adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Director/Trustee Power to Amend Organizational Document

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then trustees when authorized so to do by a vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which affects the holders of one or more series or classes of shares but not the holders of all outstanding series and classes will be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected will be required.

The trustees may amend the Declaration of Trust without shareholder approval only for the purpose of changing the name of the trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein.

The trustees may amend or repeal the By-Laws without shareholder approval.

The Articles of Incorporation may be amended, altered, changed or repealed in a manner prescribed by the laws of the state of Minnesota.

Termination of Corporation/Trust

The trust will continue without limitation of time, unless the trust is terminated by the trustees with written notice to shareholders, or by the affirmative vote of a majority of the shares of each series entitled to vote.

Any series of or class may be terminated by the affirmative vote of a majority of the shares of that series or class, or by the trustees by written notice to the shareholders of that series or class.

In order to dissolve a Minnesota corporation, the affirmative vote of a majority of the voting power of all shares entitled to vote is required. In order to discontinue an individual class or series of shares without dissolving the corporation, an amendment to the corporation’s Articles of Incorporation is required. In order to adopt such an amendment, shareholders must approve the amendment by the affirmative vote of the greater of (i) a majority of the voting power of the shares of that class or series present and entitled to vote or (ii) a majority of the voting power of the minimum number of shares of such class or series entitled to vote that would constitute a quorum for the transaction of business at the meeting (a “Minnesota Statutory Vote”).

The board of directors, acting without a shareholder vote, does not have the power to dissolve the corporation or to discontinue an individual class or series of shares.

Policy	Buying Fund	Selling Funds
Merger or Consolidation	The trustees have the power to sell, exchange or hypothecate any or all of the assets of the trust.

In most cases, any merger or exchange in which a Minnesota corporation is not the continuing entity, and any sale of all or substantially all of the corporation’s property and assets not in the usual and regular course of its business, requires the affirmative vote of a majority of the voting power of all shares entitled to vote.

Any sale of the assets belonging to an individual series of shares of a Minnesota corporation in exchange for shares of another corporation or trust or shares of another series of the corporation, while leaving other series of the corporation outstanding, would require an amendment to the corporation’s Articles of Incorporation. In order to adopt such an amendment, shareholders of that series would have to approve the amendment by a Minnesota Statutory Vote.

Removal of Directors/Trustees	A trustee may be removed by vote of a majority of the trustees then in office, with or without cause. At any meeting called for the purpose, a trustee may be removed, with or without cause, by vote of the holders of two-thirds of the outstanding shares.

Under Minnesota law, the board of directors can remove a director by a majority vote of the remaining directors, but only if the director was appointed by the board of directors to fill a vacancy and has not subsequently been elected by shareholders.

In all other cases, a director can only be removed by shareholder vote. In general, such removal requires the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote at an election of directors. However, where a corporation has cumulative voting (as do the funds), unless the entire board of directors is removed simultaneously, a director is not removed from the board of directors if there are cast against removal of the director the votes of a proportion of the voting power sufficient to elect the director at an election of the entire board of directors under cumulative voting.

Director/Trustee Committees	The trustees may appoint from their number an executive committee and other committees. Except as the trustees may otherwise determine, any such committee may make rules for the conduct of its business and may exercise some or all of the power and authority of the trustees.	The corporation’s By-Laws provide that the board of directors may, by resolution passed by a majority of the whole board of directors, designate an Executive Committee of two or more directors, which may meet at stated times or on notice to all by any of their number during intervals between meetings of the board of directors.

Policy	Buying Fund	Selling Funds
Any such committee shall keep regular minutes of its proceedings and report the same to the trustees.

The Executive Committee will advise with and aid the officers of the fund in all matters concerning its interests and the management of its business, and generally perform such duties and exercise such powers as may be delegated to it from time to time by the board of directors.

The board of directors also may, by resolution passed by a majority of the whole board of directors, appoint any other committee or committees for any purpose or purposes, which committee or committees will have such powers as specified in the resolution of appointment. The quorum for such committee established by the board of directors is two members regardless of the number of members serving on the committee.

Director/Trustee Liability

Trustees are liable for their own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee, and for nothing else, and are not liable for errors of judgment or mistakes of fact or law. The trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust, and are under no liability for any act or omission in accordance with such advice or for failing to follow such advice.

In addition, trustees are not liable for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the trust, nor for the act or omission of any other trustee.

A trustee serving as chairman or vice-chairman has no greater liability, nor is held to any higher standard or duty, than that to which he or she would be subject if not serving as chairman or vice-chairman.

To the full extent permitted by the laws of the state of Minnesota, no director of the fund will be liable to the fund or to its shareholders for monetary damages for breach of fiduciary duty as a director but such limit on liability will be permitted only to the extent allowable under the provisions of the 1940 Act.

Under Minnesota law, the foregoing provision is not effective to eliminate a director’s personal liability to the funds or its shareholders for, among other things, (i) any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; or (iii) any transaction from which the director derived an improper personal benefit.

Director/Trustee Indemnification	The trust indemnifies each of its trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter (i) as to which a trustee is	Each person made or threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding whether civil, criminal, administrative, arbitration, or investigative, including a proceeding by or in the right of the fund by reason of the former or present capacity as a

Policy	Buying Fund	Selling Funds

finally adjudicated in any such action or proceeding not to have acted in good faith in reasonable belief that such trustee’s action was in the best interests of the trust; or (ii) where the trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee’s office.

Expenses, including counsel fees, so incurred by any such trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such trustee to repay amounts so paid to the trust if it is ultimately determined that indemnification of such expenses is not authorized under the By-Laws, provided, however, that either (a) such trustee shall have provided appropriate security for such undertaking, (b) the trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter), or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts, that there is reason to believe that such trustee will be found entitled to indemnification under the By-Laws.

director of the fund or who, while a director of the fund, is or was serving at the request of the fund or whose duties as a director involve or involved service as a director, officer, partner, trustee or agent of another organization or employee benefit plan, whether the basis of any proceeding is alleged action in an official capacity or in any capacity while serving as a director, officer, partner, trustee or agent, will be indemnified and held harmless by the fund to the full extent authorized by the Minnesota Business Corporation Act, as the same or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the fund to provide broader indemnification rights than the law permitted the fund to provide prior to such amendment, or by any other applicable law as then in effect, against judgments, penalties, fines including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys’ fees and disbursements, incurred in connection therewith and such indemnification will continue as to any person who has ceased to be a director or officer and will inure to the benefit of the person’s heirs, executors and administrators provided, however, in an action brought against the fund to enforce rights to indemnification, the director will be indemnified only if the action was authorized by the board of directors of the fund. The right to indemnification conferred by the Articles of Incorporation and By-Laws is a contract right and includes the right to be paid by the fund in advance of the final disposition of a proceeding for expenses incurred in connection therewith provided, however, such payment of expenses will be made only upon receipt of a written undertaking by the director to repay all amounts so paid if it is ultimately determined that the director is not entitled to indemnification.

Any indemnification under the Articles of Incorporation or the By-Laws is not

Policy	Buying Fund	Selling Funds
exclusive of any other rights of indemnification to which the directors might otherwise be entitled. No indemnification will be made in violation of the 1940 Act.

Dividends	Dividends and distributions may be paid to shareholders from the trust’s net income with the frequency as the trustees may determine.	The corporation’s Articles of Incorporation provide that the directors may declare and pay dividends in their discretion at any time and from time to time to the extent and from such sources as permitted by the laws of the state of Minnesota. Under Minnesota law, the board of directors can authorize a dividend if it determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend.

Capitalization

The shares of the trust shall be issued in one or more series as the trustees may authorize. The trustees may divide the shares of any series into two or more classes, shares of each such class having such preferences or special or relative rights or privileges (including conversion rights, if any) as the trustees may determine and as are not inconsistent with any provision of the Declaration of Trust. Each series shall be preferred over all other series in respect of the assets allocated to that series.

The beneficial interest in each series shall at all times be divided into shares, without par value, each of which shall, except as the trustees may otherwise authorize in the case of any series that is divided into two or more classes, represent an equal proportionate interest in the series with each other share of the same series, none having priority or preference over another.

The number of shares authorized shall be unlimited, and the shares so authorized may be represented in part by fractional shares. The trustees may from time to time divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.

The corporation’s Articles of Incorporation authorize the issuance of up to 10,000,000,000 shares of stock with a par value of $.01 per share. The board of directors can authorize the issuance of shares in such classes or series with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as are stated in the board resolution establishing the class or series. The board of directors can, without shareholder approval, increase or decrease the total number of authorized shares, or the authorized shares of a class or series, in the manner and to the extent set forth under “Directors’ Power to Amend Articles of Incorporation/Trustees’ Power to Amend Declaration of Trust” above.

Policy	Buying Fund	Selling Funds
Number of Directors/Trustees and Vacancies

The number of trustees is fixed by the trustees, except that, subsequent to any sale of shares pursuant to a public offering, there shall be not fewer than three trustees.

Any vacancies occurring in the board of trustees may be filled by the trustees if, immediately after filling any such vacancy, at least two-thirds of the trustees then holding office have been elected to such office by shareholders. In the event that at any time less than a majority of the trustees then holding office were elected to such office by shareholders, the trustees will call a meeting of shareholders for the purpose of electing trustees.

Each trustee elected by the shareholders or by the trustees shall serve until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.

There may be no fewer than two or more than 15 directors. If a vacancy occurs in the board of directors by reason of death, resignation or otherwise, such vacancy may be filled for the unexpired term by a majority vote of the remaining directors, even if the remaining number of directors is less than a quorum.

Independent Chair of the Board	Neither the Declaration of Trust nor the By-Laws requires an independent chair of the board of trustees.	The Corporation’s By-Laws require the board of directors to elect one independent member to serve as chair of the board of directors whose duties include serving as the lead independent director.

Inspection of Books and Records	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.	Minnesota law requires the corporation (each fund) to keep (i) a share register containing the names and addresses of its shareholders and the number and classes of shares held by each; (ii) records of all proceedings of shareholders for the last three years; (iii) records of all proceedings of the board of directors for the last three years; (iv) its Articles of Incorporation and Bylaws, as amended; (v) certain financial statements which Minnesota law requires the corporation (each fund) to prepare; (vi) all reports to shareholders generally within the last three years; and (vii) a statement of the names and usual business addresses of its directors and principal officers. The fund’s shareholders and beneficial owners have the right, upon written demand stating the purpose, at any reasonable time to examine and copy those records which are reasonably related to the stated purpose, provided that the stated purpose is

Policy	Buying Fund	Selling Funds
reasonably related to the person’s interest as a shareholder or beneficial owner.

Involuntary Redemption of Accounts	The trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof as determined in accordance its Declaration of Trust: (i) if at such time such shareholder owns fewer shares than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the trustees; or (ii) to the extent that such shareholder owns shares of a particular series of shares equal to or in excess of a percentage of the outstanding shares of that series (determined without regard to class) determined from time to time by the trustees; or (iii) to the extent that such shareholder owns shares of the trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding shares of the trust or the aggregate net asset value of the trust determined from time to time by the trustees.	The fund may redeem the shares of a shareholder if the amount invested is less than an amount determined by the board of directors and set forth in the current fund prospectus.

D-11	M-BOOK 5

COLUMBIA FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2011

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of a Joint Special Meeting of Shareholders and Combined Proxy Statement/Prospectus for the Joint Special Meeting of Shareholders (the “Meeting”) to be held at 2:00 p.m., Eastern time, on April 27, 2011, at 225 Franklin Street, Room 3200, on the 32nd Floor, Boston, Massachusetts 02110, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen and Ryan C. Larrenaga (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Combined Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date	2011
CFS_22364_MB5_030111

FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2

VOTING OPTIONS

Read your Proxy Statement and have it at hand when voting.

Vote on the Internet	Vote by Phone	Vote by Mail	Vote In Person

Log on to: www.proxy-direct.com Follow the on-screen	Call 1-866-241-6192 Follow the recorded instructions available	Vote, sign and date this Proxy card and return it in the postage-paid	Attend Shareholder Meeting 225 Franklin Street 32nd Floor Room 3200
instructions available 24 hours	24 hours	envelope.	Boston, MA 02110 on April 27, 2011

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD(S) RECOMMENDS A VOTE FOR EACH OF THE PROPOSAL(S) LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

☐	To vote FOR all Proposal(s) for your Fund(s), mark this box. No other vote is necessary.

1.	To approve an Agreement and Plan of Reorganization between Riversource Partners International Select Growth Fund, Riversource Partners International Small Cap Fund and Columbia Acorn International.

	FOR AGAINST ABSTAIN	FOR AGAINST ABSTAIN
Fundname Drop-In 1	☐ ☐ ☐ Fundname Drop-In 2	☐ ☐ ☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to be held on April 27, 2011.

The Combined Proxy Statement/Prospectus for the Meeting and the

Notice of a Joint Special Meeting of Shareholders are available at:

https://www.proxy-direct.com/col22364

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

CFS_22364_MB5_030211

STATEMENT OF ADDITIONAL INFORMATION

MARCH 14, 2011

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganization (the “Reorganization”):

(1)	RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund, each a series of RiverSource International Managers Series, Inc. (each a “Selling Fund”) into Columbia Acorn International, a series of Columbia Acorn Trust (the “Buying Fund”).

This SAI contains information which may be of interest to shareholders of the Selling Funds but which is not included in the combined Prospectus/Proxy Statement dated March 14, 2011 (the “Proxy Statement/Prospectus”) which relates to the Reorganization. As described in the Proxy Statement/Prospectus, the Reorganization would involve the transfer of all the assets of each Selling Fund in exchange for shares of the Buying Fund and the assumption of all the liabilities of each Selling Fund by the Buying Fund. Each Selling Fund would distribute the Buying Fund shares it receives to its shareholders in complete liquidation of each Selling Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to each Buying Fund at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or calling 800.345.6611.

i

ADDITIONAL INFORMATION ABOUT THE BUYING FUND

Attached hereto as Appendix A is the Statement of Additional Information (“SAI”) for Class A, B, C and Z shares of the Buying Fund dated May 1, 2010, as supplemented.

Attached hereto as Appendix B is the SAI for Class I shares of the Buying Fund dated September 27, 2010, as supplemented.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

PricewaterhouseCoopers LLP located at One North Wacker, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm, providing audit services, tax return review services and assistance and consultation in connection with the review of various SEC filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Acorn International’s Annual Report to Shareholders for the fiscal year ended December 31, 2009 and the unaudited Financial Highlights and Financial Statements included in its Semiannual Report to Shareholders for the period ended June 30, 2010 are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The audited financial statements incorporated by reference into this SAI have been so incorporated in reliance upon the report of PricewaterhouseCoopers, LLP, given on its authority as an expert in auditing and accounting.

The audited financial statements for each Selling Fund are incorporated by reference into the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of Ernst & Young LLP given on their authority as experts in auditing and accounting, except for the information for the periods ended on or before October 31, 2006, which has been audited by other auditors.

FINANCIAL STATEMENTS

Pro forma financial statements of the Buying Fund are not provided because, as of October 29, 2010 the net asset value of each Selling Fund did not exceed ten percent of the net asset value of the Buying Fund.

FEDERAL INCOME TAXES

Congress has passed the Regulated Investment Company Modernization Act of 2010 (H.R. 4337). The bill will change some of the tax rules applicable to regulated investment companies by altering the use and expiration of capital loss carryforwards, providing cures for certain asset and income test failures, smoothing the operation of certain provisions, and eliminating requirements no longer thought to be necessary. Congress also has passed the Tax Relief, Unemployment Insurance Reauthorization and Job Creation Act of 2010 (H.R. 4853), extending for two years several provisions otherwise expired or due to expire, including reductions of individual income tax rates, special treatment of qualified dividend income, and exemptions from withholding for foreign shareholders. As of December 16, 2010, both bills await presidential signature; their provisions are not reflected in the one or more Statements of Additional Information appended to this SAI.

1

Appendix A – Statement of Additional Information for Class A, B, C and Z shares of the Buying Funds dated May 1, 2010

A-1

COLUMBIA ACORN TRUST

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn International®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn® Fund

ColumbiaSM Thermostat Fund®

(each, a “Fund”)

Supplement dated November 15, 2010 to the statement of additional information

(“SAI”) for Class A, B, C and Z shares dated May 1, 2010, and to the SAI for

Class I Shares dated September 27, 2010, each SAI as supplemented

Charles P. McQuaid, President and Chief Investment Officer of Columbia Wanger Asset Management, LLC (“Columbia WAM”) and lead portfolio manager of Columbia Acorn Fund and Columbia Thermostat Fund, will take a three-month sabbatical from January 14 through March 31, 2011. Accordingly the SAIs for the Funds are hereby supplemented as follows:

•

In the section entitled Investment Advisory and Other Services – The Adviser and Investment Advisory Services, the table under the sub-heading Portfolio Managers of the Adviser is revised to reflect the following:

P. Zachary Egan	Columbia Acorn International Columbia Acorn Fund(1)
Charles P. McQuaid	Columbia Acorn Fund(1) Columbia Thermostat Fund(2)
Robert A. Mohn	Columbia Acorn Fund(1) Columbia Acorn USA Columbia Thermostat Fund(2)

(1)  Mr. McQuaid, lead portfolio manager of Columbia Acorn Fund, will take a three-month sabbatical from January 14 through March 31, 2011. During this time, Mr. Mohn will assume lead portfolio management of Columbia Acorn Fund and Mr. Egan will serve as co-manager of the Fund. On April 1, 2011, Mr. McQuaid will resume his role as lead portfolio manager, and Mr. Mohn will resume his role as co-manger, of Columbia Acorn Fund.

(2)  Mr. McQuaid, lead portfolio manager of Columbia Acorn Fund will take a three-month sabbatical from January 14 through March 31, 2011. During this time, Mr. Mohn will assume responsibility for the portfolio management of Columbia Thermostat Fund. On April 1, 2011, Mr. McQuaid will resume his role as lead portfolio manager of Columbia Thermostat Fund.

•

In the section entitled Investment Advisory and Other Services – The Adviser and Investment Advisory Services, the following is added as a new footnote to the table under the sub-heading Performance Benchmarks:

(*)  Mr. McQuaid, lead portfolio manager of Columbia Acorn Fund and Columbia Thermostat Fund, will take a three-month sabbatical from January 14 through March 31, 2011. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Managers of the Adviser.

•

In the section entitled Fund Governance – The Board, the following is added as a footnote to the first row of the table under the sub-heading Interested Trustee and Trustee Emeritus Biographical Information:

(**)  Mr. McQuaid will take a three-month sabbatical from January 14 through March 31, 2011. Mr. McQuaid will continue in his role as a member of the Board during his sabbatical.

Shareholders should retain this Supplement for future reference.

C-6519-1 A (11/10)

COLUMBIA ACORN TRUST

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn International®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn® Fund

ColumbiaSM Thermostat Fund®

(the “Funds”)

Supplement dated October 26, 2010 to the statement of additional information (“SAI”)

for Class A, B, C and Z shares of the Funds dated May 1, 2010, as supplemented,

and to the SAI for Class I shares of the Funds dated September 27, 2010

•

The last two paragraphs in the section of each SAI entitled Purchase, Redemption and Pricing of Shares — Purchase and Redemption — Front-End Sales Charge Waivers are deleted in their entirety and replaced with the following disclosure:

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

Shareholders should retain this Supplement for future reference.

C-1586-1 A (10/10)

COLUMBIA ACORN TRUST

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn International®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn® Fund

ColumbiaSM Thermostat Fund®

(the “Funds”)

Supplement dated September 3, 2010

to the Statement of Additional Information (“SAI”) dated May 1, 2010

Effective September 7, 2010 (the Effective Date), the Funds will share the same policies and procedures for investor services as the other Columbia funds and the RiverSource funds (including the Seligman and Threadneedle branded funds), as described below in this Supplement and in the prospectuses, as supplemented.

As of the Effective Date, the Funds’ SAI dated May 1, 2010 is supplemented as follows:

(1)	The second paragraph of the section entitled Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments – Marketing Support Payments is replaced with the following:

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor and affiliates may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to their customers.

(2)	The text of the section entitled Purchase, Redemption and Pricing of Shares – Purchase and Redemption –Front-End Sales Charge Waivers is replaced with the following:

The following investors buy Class A shares without paying a front-end sales charge:

•	Employees of Bank of America, its affiliates and subsidiaries.
•	Employees or partners of Marsico Capital Management, LLC (or its successors).
•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

Current or retired Fund Board members, officers or employees of the Funds or the Advisor or its affiliates (and their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians).

•

Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors (and their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians).

•	Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor (and their spouses or domestic

2

partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians).
•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.
•

Portfolio managers employed by subadvisers of the Columbia or RiverSource funds (and their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians).

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees.
•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund.
•	Purchases made:
•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;
•

Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or
•	Through banks, trust companies and thrift institutions, acting as fiduciaries.
•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11).
•

Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Fund when placing your purchase

3

order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

(3)	The text of the section entitled Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Contingent Deferred Sales Charge Waivers is replaced with the following:

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales made in the event of the shareholder’s death.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

Health savings accounts: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

Medical payments: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold for medical payments that exceed 7.5% of income.*

Certain purchases of medical insurance: CDSCs may be waived on distributions from sales made to pay for medical insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

Systematic Withdrawal Plan (SWP): For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. CDSCs may be waived on redemptions of Class A shares initially purchased by an employee benefit plan. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold (i) prior to September 7, 2010 in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 59 1/2, and following normal retirement age or the attainment of age 70 1/2, and (ii) on or after September 7, 2010 as a result of required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.**

Loans from qualified retirement plans: For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

Accounts liquidated by the Fund: CDSCs may be waived for shares sold in an account that has been closed because it falls below the minimum account balance.

Returns of excess contributions: CDSCs may be waived on sales of shares (except for Class B shares) that result from returns of excess contributions made to retirement plans or individual retirement accounts, so

4

long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares (except for Class B shares) for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase.

Plans of reorganization: At a Fund’s discretion, CDSCs may be waived for shares (except for Class B shares) issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party.

*	Shareholders and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the shareholders qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the Fund or the Transfer Agent in writing that the shareholders qualifies for the particular sales charge waiver and provide proof thereof.

Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, see the Funds’ prospectuses.

(4)	The following is added as a new section before the section entitled Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Anti-Money Laundering Compliance:

Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus, as supplemented. In addition to the categories of Class Z investors described in the prospectus, as supplemented, the minimum initial investments in Class Z shares are as follows:

•	There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

•	The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

Shareholders should retain this Supplement for future reference.

C-6516-1 A (8/10)

5

COLUMBIA ACORN TRUST

Columbia Acorn International

Columbia Acorn International Select

(Each a “Fund” and together the “Funds”)

Supplement dated August 10, 2010 to the Prospectuses and

Statement of Additional Information dated May 1, 2010

Effective for redemption or exchange orders accepted on or after September 1, 2010, Columbia Acorn International and Columbia Acorn International Select will no longer assess a 2.00% redemption fee on the proceeds from Fund shares that are redeemed (either by sale or exchange into another Columbia Fund) within 60 days of their purchase. Accordingly, effective September 1, 2010, the Prospectuses and Statement of Additional Information for the Funds are modified as follows:

1.	The line item captioned Redemption fee, as a % of total redemption proceeds in the Shareholder Fees table within the section of the Prospectuses entitled Fees and Expenses of the Fund is deleted in its entirety.

2.	The section of the Prospectuses entitled Choosing a Share Class – Redemption Fee is deleted in its entirety.

3.	References in the Statement of Additional Information regarding the Funds’ charging a redemption fee are deleted.

Shareholders should retain this Supplement for future reference.

Columbia Management®

COLUMBIA ACORN TRUST

Class A, Class B, Class C and Class Z Shares

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

Equity Funds	Class A Shares	Class B Shares	Class C Shares	Class Z Shares
Columbia Acorn Fund	LACAX	LACBX	LIACX	ACRNX
Columbia Acorn International	LAIAX	LIABX	LAICX	ACINX
Columbia Acorn USA	LAUAX	LAUBX	LAUCX	AUSAX
Columbia Acorn Select	LTFAX	LTFBX	LTFCX	ACTWX
Columbia Acorn International Select	LAFAX	LFFBX	LFFCX	ACFFX

Fund of Funds
Columbia Thermostat Fund	CTFAX	CTFBX	CTFDX	COTZX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated May 1, 2010. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated December 31, 2009, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiafunds.com.

INT-39/44609-0510

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

For purposes of any electronic version of this SAI, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this SAI.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Wanger Asset Management, LLC

Advisor	Columbia Wanger Asset Management, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

AMEX	American Stock Exchange

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

CMIA	Columbia Management Investment Advisers, LLC

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Acorn Funds, the Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., as that term is defined under Form N-1A, including the Columbia Funds Family

Columbia Funds Family	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., including funds using the RiverSource, Threadneedle and Seligman brands and funds using the Columbia brand

Columbia Funds	The funds using the Columbia brand within the Columbia Funds Family

Columbia WAM	Columbia Wanger Asset Management, LLC, the Advisor and the Administrator

Custodian or State Street	State Street Bank and Trust Company

Distributor	Columbia Management Investment Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

FDIC	Federal Deposit Insurance Corporation

Fitch	Fitch Investors Service, Inc.

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

FSF	Financial service firm, otherwise known as a financial intermediary

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Fund(s) of Funds	One or more of the “funds of funds” in the Columbia Funds Family, including Columbia Thermostat Fund, that invests its assets in a mix of underlying funds, or Portfolio Funds

GNMA	Government National Mortgage Association

GSAL	Goldman Sachs Agency Lending, the Funds’ securities lending agent

Independent Trustee(s)	The Trustee(s) of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

Interested Trustee(s)	The Trustee(s) of the Board who are “interested persons” of the Funds as defined in the 1940 Act

International/Global Equity Fund(s)	One or more of the international/global equity funds in the Columbia Funds Family

IRS	United States Internal Revenue Service
LIBOR	London Interbank Offered Rate

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Portfolio Fund(s)	One or more of the underlying mutual funds in which a Fund of Funds, including Columbia Thermostat Fund, invests all or a portion of its assets

Principal Underwriter	Columbia Management Investment Distributors, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

State Street	State Street Bank and Trust Company

Sub-Administrator	CMIA

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust	Columbia Acorn Trust, the open-end registered investment company to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family.

The Trust was organized as a Massachusetts business trust on April 21, 1992 as successor to The Acorn Fund, Inc., which became the Columbia Acorn series of Funds. Prior to October 13, 2003, the Trust was named Liberty Acorn Trust, and prior to September 29, 2000, it was named Acorn Investment Trust.

Each of the Funds is a series of the Trust. Each of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Thermostat Fund operates as a diversified management investment company. Columbia Acorn Select operates as a non-diversified management investment company, but may not do so at all times. Each of the Funds has a fiscal year end of December 31st.

Each Fund offers three classes of shares: Class A, Class C and Class Z shares. Effective February 29, 2008, the Funds no longer accept investments from new or existing investors in Class B shares of the Funds. See the prospectuses for Class B shares of the Funds for details.

On September 29, 2000, the Funds (other than Columbia Thermostat Fund) changed their names, respectively, to Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty. Effective October 13, 2003, the Funds (except Columbia Thermostat Fund) and the Trust changed their names to their current names.

The Trust is not required to hold annual meetings of shareholders, but special meetings may be called for certain purposes. The Trust voluntarily adheres to certain governance measures contemplated by the SEC’s Order in the matter of Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. (former service providers to the Funds), dated February 9, 2005 (the “SEC Order”), designed to maintain the independence of the Board, including holding a meeting of shareholders to elect trustees at least every five years. The last such meeting was held in 2005 and another meeting is scheduled for May 27, 2010. Shareholders receive one vote for each Fund share held. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together, except when required by law to vote separately by Fund or by class. Shareholders owning in the aggregate 10 percent or more of Trust shares may call meetings to consider removal of Trustees of the Trust. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting.

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Columbia Acorn Fund may not, as a matter of fundamental policy:

1. Invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years’ operation (including predecessors);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures [the Fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets];

6. Pledge, mortgage or hypothecate its assets, except in connection with permitted borrowings;

7. Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition;

8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

11. Sell securities short or maintain a short position, except short sales “against the box;”

12. Participate in a joint or on a joint or several basis in any trading account in securities;

13. Invest in companies for the purpose of management or the exercise of control;

14. Issue any senior security except to the extent permitted under the Investment Company Act of 1940;

15. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

Columbia Acorn International may not, as a matter of fundamental policy:

1. With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. The Fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets;

6. Underwrite the distribution of securities of other issuers; however the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition;

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

10. Sell securities short or maintain a short position, except short sales “against the box;”

11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Columbia Acorn USA may not, as a matter of fundamental policy:

1. With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government securities;

4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Neither Columbia Acorn Select nor Columbia Acorn International Select may, as a matter of fundamental policy:

1. With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at the time of investment) in securities is of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities [this restriction applies only to Columbia Acorn International Select];

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. With respect to 50% of the value of the Fund’s total assets, purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund’s holdings of that issuer to exceed 5% of the Fund’s total assets [this restriction applies only to Columbia Acorn Select];

4. Invest more than 25% of its total assets in a single issuer (other than U.S. government securities);

5. Invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities);

6. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

7. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

8. Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

9. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

10. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

11. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

12. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Columbia Thermostat Fund will, as a matter of fundamental policy, concentrate its investments in shares of other mutual funds.

Columbia Thermostat Fund may not, as a matter of fundamental policy:

1. With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except shares of Portfolio Funds and securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

3. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

4. Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

5. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

6. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

7. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

8. Sell securities short or maintain a short position, except short sales “against the box;”

9. Invest in companies for the purpose of management or the exercise of control;

10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

11. Invest 25% or more of its total assets in the securities of a single industry (excluding U.S. Government securities and securities of other investment companies).

Non-Fundamental Investment Policies

Each Fund, as a matter of non-fundamental policy, may not:

1. Acquire securities of other registered investment companies except in compliance with the 1940 Act;

2. Invest in companies for the purpose of management or the exercise of control;

3. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days; or

4. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities.

Each Fund, except Columbia Acorn Fund, as a matter of non-fundamental policy, may not: pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures.

Each of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select, as a matter of non-fundamental policy, may not: acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections (12)(d)(1)(F) or (G) of the 1940 Act.

Each of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Thermostat Fund, as a matter of non-fundamental policy, may not: invest more than 10% of its total assets (valued at the time of investment) in restricted securities, and in any event subject to the Fund’s policy regarding investments in illiquid securities.

Each of Columbia Acorn Fund and Columbia Acorn Select, as a matter of non-fundamental policy, may not: invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers.

Each of Columbia Acorn International and Columbia Acorn International Select, as a matter of non-fundamental policy, may not: invest more than 25% of its total assets in domestic securities, under normal market conditions.

Columbia Acorn USA, as a matter of non-fundamental policy, may not:

1. Under normal circumstances, invest less than 80% of its net assets (plus any borrowings for investment purposes) in domestic securities [the Fund will notify shareholders at least 60 days prior to any change in this policy]; or

2. Invest more than 10% of its total assets (valued at the time of investment) in securities of foreign issuers, not including securities represented by American Depository Receipts.

Columbia Acorn International Select, as a matter of non-fundamental policy, may not: under normal circumstances, invest less than 65% of its net assets in the securities of foreign companies based in developed markets outside the United States.

Investment Restrictions of the Portfolio Funds

For the Portfolio Funds’ investment policies, refer to their respective statements of additional information, which are available on the Columbia Funds website at www.columbiafunds.com and on the SEC’s website at www.sec.gov.

Under certain circumstances, a Portfolio Fund may determine to make payment of a redemption request by Columbia Thermostat Fund wholly or partly by a distribution in-kind of securities from its portfolio, instead of cash, in accordance with the rules of the SEC. In such cases, the Fund may hold securities distributed by a Portfolio Fund until the Advisor determines that it is appropriate to dispose of such securities.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments. In this section the term “Fund” refers to a Fund or a Portfolio Fund, except where otherwise indicated.

The 1940 Act normally prohibits mutual funds from investing in other mutual funds beyond certain limits. Because Columbia Thermostat Fund is a Fund of Funds, it takes advantage of a rule under the 1940 Act that allows it to exceed those limits subject to certain conditions. Accordingly, Columbia Thermostat Fund may: (i) own more than 3% of the total outstanding stock of a Portfolio Fund; (ii) invest more than 5% of its total assets in any one such Portfolio Fund; and (iii) invest more than 10% of its total assets, collectively, in Portfolio Fund shares. See About the Funds’ Investments — Permissible Fund Investments — Investments in Other Investment Companies for information.

As of the date of this SAI, and as discussed in the Fund’s prospectuses, Columbia Thermostat Fund may invest in the following Portfolio Funds: Columbia Acorn Fund, Columbia Acorn Select, Columbia Marsico Growth Fund, Columbia Acorn International, Columbia Dividend Income Fund, Columbia Large Cap Enhanced Core Fund, Columbia Intermediate Bond Fund, Columbia U.S. Treasury Index Fund and Columbia Conservative High Yield Fund.

The table below identifies for each Fund, or in the case of Columbia Thermostat Fund, for each Portfolio Fund, certain types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of its total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds or Portfolio Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. Each Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. The Advisor currently expects that substantially all of each Fund’s assets will be invested in accordance with its principal investment strategies. As a result, the Funds expect to remain substantially exposed to the equity markets.

See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	Acorn Fund	Acorn USA	Acorn Select	Acorn International	Acorn International Select	Columbia Thermostat Fund
Asset-Backed Securities	✓	✓	✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates	✓	✓	✓	✓	✓	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓
Dollar Rolls						✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts						✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓	✓
Investments in other Investment Companies	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities						✓

Investment Type	Acorn Fund	Acorn USA	Acorn Select	Acorn International	Acorn International Select	Columbia Thermostat Fund
Municipal Securities						✓
Participation Interests	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓
Standby Commitments						✓
Stripped Securities	✓	✓	✓	✓	✓	✓

U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓

Variable- and Floating-Rate Obligations						✓

Warrants and Rights	✓	✓	✓	✓	✓	✓

When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Securities, Permissible Fund Investments — Zero Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk is the risk that a holder of securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, and are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or NASDAQ. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Under normal conditions, the common stock investments of the Funds other than Columbia Thermostat Fund (as a percent of total assets) are allocated as follows:

	U.S. Companies Maximum	Foreign Companies Maximum
Fund
Columbia Acorn Fund	no limit	up to 33%
Columbia Acorn International	up to 25%	no limit
Columbia Acorn USA	no limit	up to 20%*
Columbia Acorn Select	no limit	up to 33%
Columbia International Select	up to 25%	no limit

*	Not including securities represented by American Depositary Receipts.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carry a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing higher levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to a Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. The Funds purchase and sell certain foreign currency forward contracts designed to align the Funds more closely with the foreign currency exposures of their primary benchmarks, without the necessity of changes to their equity portfolios. The Funds do not, however, typically engage in hedging of foreign currency risk against the U.S. dollar, though the portfolio manager is not precluded from employing that strategy. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. A Fund may use forward contracts to buy or sell a foreign currency or U.S. dollars when the Advisor believes it has exposure to a foreign currency or U.S. dollars which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure or the U.S. dollar. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position for a fixed dollar amount. A Fund will not attempt to hedge all of its foreign portfolio positions.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Under normal conditions, the Funds’ investments in foreign companies (as a percent of total assets) are allocated as follows:

Fund	Total	Developed Countries	Emerging Markets
Columbia Acorn Fund	no more than 33%	no limit	no limit
Columbia Acorn International	at least 75%	no limit	no limit
Columbia Acorn USA	no more than 20%*	no limit	no limit
Columbia Acorn Select	no more than 33%	no limit	no limit
Columbia Acorn International Select	at least 75%	no limit	no more than 35%
Columbia Thermostat Fund	N/A**	N/A**	N/A**

*	Not including securities represented by American Depositary Receipts.
**	Certain of the Portfolio Funds may invest in foreign companies. Refer to the Portfolio Funds’ investment policies, as set forth in their respective statements of additional information, which are available at www.columbiafunds.com and www.sec.gov.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with the SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact — either positive or negative — on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances in which investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds and master-feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by the fund. Such other investment companies may include exchange-traded funds (ETFs), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services—Other Roles and Relationships of Ameriprise Financial and its Affiliates—Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many low and below investment grade securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by the Trust) pursuant to policies approved by the Board. Low and below investment grade securities that are restricted and not determined to be liquid may be more difficult to value or sell than other low and below investment grade securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating rate obligations and may be publicly placed or privately offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by the GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. See Permissible Investments — U.S. Government and Related Obligations.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed.

Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

A Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with the relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and the offer and sale of which are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities normally cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation (FICC), and only with respect to the highest quality securities such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of a Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which a Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing a Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, a Fund’s ability under contract to terminate the repurchase agreement. The risks associated with counterparty and broker insolvency are significantly decreased when a Fund enters into repurchase agreements with the FICC.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGERS are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the Federal Deposit Insurance Corporation (FDIC) (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. The FDIC believes that it is the view of the staff of the SEC that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under the Section 3(a)(2) of the 1933 Act because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is no track record for securities guaranteed under the TLGP, it is uncertain how such securities will trade in relation to U.S. Treasury and government agency securities in terms of yield spread and volatility of such spread, and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss of the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities and instrumentalities historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. Both sell mortgage-related securities that contain guarantees as to timely payment of interest and principal. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced certain additional steps intended to stabilize FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, money market instruments, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Trust maintains a line of credit in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Funds would be subject to each Fund’s restrictions on borrowing. See About the Fund’s Investments — Fundamental and Non-Fundamental Investment Policies.

Short Sales

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Columbia Acorn Fund, Columbia Acorn International and Columbia Thermostat Fund may not sell securities short or maintain a short position, except short sales “against the box.” Other Funds, including the Portfolio Funds, under certain circumstances, may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Each Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker/dealers, banks or other institutional borrowers of securities that the Funds’ the securities lending agent (GSAL) has determined are creditworthy under guidelines established by the Trustees. The Funds will pay a portion of income earned on lending transactions to their securities lending agent, and also may pay administrative and custodial fees in connection with loans of securities. The cost of administering the program is included in fees paid by the Funds to the Administrator.

The Funds receive collateral, in the form of cash, equal to at least 102% under normal circumstances, of the value of the securities loaned. Loans are subject to termination at any time by the Funds or a borrower. When a Fund lends portfolio securities, payments in lieu of dividends made by the borrower to the Fund do not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

A lending Fund does not have the right to vote loaned securities. In accordance with the procedures adopted by the Board, a lending Fund will attempt to call all loaned securities back to permit the exercise of voting rights, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled. In the event of bankruptcy or other default of a borrower, a Fund could experience delays both in liquidating the loan collateral and in recovering the loaned securities and could sustain losses, including: (i) decline in the value of the collateral or in the value of the securities loaned during the period the Fund seeks to enforce its rights thereto; (ii) lower than expected levels of income and lack of access to income during that period; (iii) expenses of enforcing the Fund’s rights; and (iv) losses on the investment or reinvestment of cash collateral.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Under normal conditions, the portfolio turnover rates for Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select are expected to be below 50%, and for Columbia Acorn International and Columbia

Acorn International Select are expected to be below 75% and 100%, respectively. For the fiscal year ended December 31, 2007, Columbia Thermostat Fund’s portfolio turnover rate was 128%; for the fiscal year ended December 31, 2008 it was 130%; and for the fiscal year ended December 31, 2009 it was 17%. Under normal conditions the portfolio turnover rate for Columbia Thermostat Fund is expected to be below 150%.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and trading strategies by the Funds, the Advisor, Columbia Management and their affiliates (the Policies). The Policies are designed to prevent any disclosure of confidential Fund portfolio holdings information that could harm the Funds and their shareholders. The Policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to public disclosure which is: (1) the business day next following the posting of such information on the Columbia Funds website at www.columbiafunds.com; or (2) the time a Fund discloses the information in a publicly available SEC filing required to include such information. As described below, the Policies provide for certain limited exceptions that allow for disclosure of Fund portfolio holdings information in advance of public dissemination only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Policies prohibit Ameriprise Financial, the Advisor and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings information or trading strategies in violation of the Policies or from entering into any agreement to disclose portfolio information in exchange for any form of consideration. The Policies incorporate and adopt the supervisory controls and recordkeeping requirements established in the Advisor’s Policies. The Advisor has also adopted policies and procedures to monitor for compliance with the Policies.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds website at www.columbiafunds.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which a Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current. The Funds’ complete holdings (and in the case of Columbia Thermostat Fund, percentage holdings of the Portfolio Funds) are disclosed at www.columbiafunds.com as of a month-end approximately 30 calendar days after such month-end. In addition, the largest 10 to 15 holdings of each Fund are usually available sooner, approximately 15 calendar days after each month-end. Purchases and sales of the Funds’ portfolio securities can take place at any time, so the portfolio holdings information available to the website may not always be current. The scope of the information disclosed at www.columbiafunds.com pursuant to the Policies relating to each Fund’s portfolio securities also may change from time to time, without prior notice.

The Funds file their portfolio holdings with the SEC for each fiscal quarter on either Form N-CSR (with respect to each annual period and semiannual period) or Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year). Shareholders may obtain the Funds’ Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided at the Columbia Funds website at www.columbiafunds.com. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

The Funds, the Advisor, Ameriprise Financial or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties. In addition, certain advisory clients of the Advisor that follow a strategy similar to that of a Fund have access to their own custodial account’s portfolio holdings information before such Fund posts its holdings on the Columbia Funds website at www.columbiafunds.com. It is possible that when clients observe transactions in their own accounts, they may infer transactions of the Funds prior to public disclosure of Fund transactions.

Other Disclosures

Pursuant to the Policies, the Funds may selectively disclose their portfolio holdings information in advance of public disclosure on a confidential basis to various Fund service providers that require such information for the legitimate business purpose of assisting the Funds with day-to-day business affairs. Neither the Funds nor Ameriprise Financial, the Advisor or their affiliates receive compensation or consideration from the service providers for the portfolio holdings information. In addition to Ameriprise Financial, the Advisor and their affiliates, including Threadneedle International Limited, these service providers are listed below:

IDENTITY OF RECIPIENT	PURPOSE OF DISCLOSURE	FREQUENCY OF DISCLOSURE
Wilshire Associates	Supports performance analysis software.	Daily

State Street	Funds’ Custodian; receives trade files containing information for the Funds.	Daily

Sikich ICS	Host of the Funds’ Trustee website.	Monthly

GIS Ltd. (MFACT)	Provides support for the Advisor’s accounting systems.	As needed, generally less than twice per year

ITG (formerly known as Macgregor)	Provides support for the Advisor’s trading system.	As needed, generally less than twice per year

Factset Research Data Systems, Inc.	Provides quantitative analysis, charting and fundamental data to investment, marketing, performance and distribution personnel.	Daily

Merrill Corporation	Printer for the Funds’ prospectuses, SAIs, supplements and sales materials.	Quarterly

RR Donnelley Financial	Printer for the Funds’ prospectuses, SAIs, supplements and sales materials.	Quarterly

GSAL	Funds’ securities lending agent.	As needed in connection with the Funds’ securities lending program

Institutional Shareholder Services, Inc. (ISS)	Proxy service provider to the Funds. Holdings are only redistributed by ISS through voting the shares held and within the Funds’ N-PX filings.	Daily

K&L Gates LLP	Legal counsel to the Funds.	As needed

Drinker Biddle & Reath LLP	Legal counsel to the Independent Trustees.	As needed

IDENTITY OF RECIPIENT	PURPOSE OF DISCLOSURE	FREQUENCY OF DISCLOSURE

ING Insurance Company	Provides quarterly fact sheets.	Quarterly

PricewaterhouseCoopers LLP	Funds’ independent registered public accounting firm, providing audit services, tax return review services, and assistance in connection with the review of various SEC filings.	As needed

Pursuant to agreements in such form as the Chief Compliance Officer (CCO) of the Funds may require, these service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

The Funds have authorized the Advisor’s President (and his designated subordinates) to make appropriate disclosures of the Funds’ holdings to certain Ameriprise Financial affiliates (to provide monitoring of compliance with codes of ethics and to monitor various holdings limitations that must be aggregated with affiliated funds, among other purposes), to provide the Custodian, sub-custodians and pricing service with daily trade information, to disclose necessary portfolio information to the Funds’ proxy service. The Funds have also authorized the Advisor’s President and Chief Operating Officer (and their designated subordinates) to disclose portfolio information to independent auditors in connection with audit procedures. In addition, the Funds have authorized Ameriprise Financial and the Advisor’s President (and his designated subordinates) to disclose necessary information to printing firms engaged by Ameriprise Financial to prepare periodic reports to Fund shareholders.

The Advisor uses a variety of broker/dealers and other agents to effect securities transactions on behalf of the Funds. These broker/dealers become aware of the Funds’ intentions, transactions and positions, in performing their functions. Further, the Funds’ ability to identify and execute transactions in securities is dependent, in part, on information provided to the Advisor by broker/dealers who are market makers in certain securities or otherwise have the ability to assist the Funds in executing their orders. To facilitate that process, the Board has authorized the Advisor’s President and Director of Global Trading (and their designated subordinates) to disclose portfolio information or anticipated transactions to broker/dealers who may execute Fund transactions. This disclosure is limited to that information necessary to effect the Funds’ securities transactions and assist the Advisor in seeking to obtain best execution.

The CCO is responsible for implementation of the Policies. The CCO is required to report to the Board any violations of the Policies that come to his attention and may approve non-public disclosures of a Fund’s portfolio holdings. Such disclosure must be consistent with the Policies in that it furthers a legitimate business purpose of a Fund, is therefore in the best interests of that Fund’s shareholders and is appropriately reported to the Board.

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

Columbia Wanger Asset Management, LLC (the Advisor) (operating as a limited partnership prior to May 1, 2010 and named Wanger Asset Management, L.P. prior to September 29, 2000), serves as the investment advisor for the Funds, the series of Wanger Advisors Trust and other institutional accounts. The Advisor and its predecessors have managed mutual funds, including Columbia Acorn Fund, since 1992.

As of March 31, 2010, the Advisor had assets under management of approximately $29 billion.

The Advisor is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Advisor is a registered investment adviser and wholly owned subsidiary of Ameriprise Financial. Prior to May 1, 2010, when the long-term asset management business of Columbia Management Group, LLC, including 100% of the Advisor, was acquired by Ameriprise Financial, the Advisor was a wholly owned subsidiary of Bank of America. Prior to April 1, 2004, when FleetBoston Financial Corporation (Fleet) was acquired by Bank of America, Columbia Management Group, LLC was a wholly owned subsidiary of Fleet.

Under the 1940 Act, the May 1, 2010 closing of the acquisition of the Advisor by Ameriprise Financial (the Closing) caused the Funds’ investment advisory agreement with the Advisor dated August 1, 2007 (the Prior Advisory Agreement) to terminate. The Board has approved and recommended that shareholders approve a new investment advisory agreement with the Advisor (the Proposed Advisory Agreement) to become effective following the Closing. Proxy materials have been submitted to shareholders, soliciting approval of the Proposed Advisory Agreement at a special meeting scheduled for May 27, 2010. The Proposed Advisory Agreement will take effect upon approval by a Fund’s shareholders and will continue in effect through July 31, 2011 and thereafter will continue from year to year until terminated by either party, so long as it is specifically approved at least annually by either the Board or by a vote of the majority of the outstanding shares of the Fund and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The Board has also approved an interim investment advisory agreement (the Interim Advisory Agreement) with the Advisor for each Fund, which became effective as of the Closing and which will remain in effect until the earlier of the date of approval by a Fund’s shareholders of the Proposed Advisory Agreement or 150 days after the Closing. The terms of the Interim Advisory Agreement are the same as those of the Prior Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. The provisions required by law include a requirement that fees payable under the Interim Advisory Agreement be paid into an escrow account. If a Fund’s shareholders approve the Proposed Advisory Agreement within 150 days of the Closing, the Interim Advisory Agreement will terminate and the compensation (plus interest) payable under the Interim Advisory Agreement will be paid to the Advisor. If the Proposed Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Advisor.

The Proposed Advisory Agreement generally provides that, subject to the overall supervision and control of the Board, the Advisor shall have supervisory responsibility for the general management and investment of the Funds’ assets and will endeavor to preserve the autonomy of the Trust. Under the Proposed Advisory Agreement, the Advisor is authorized to make decisions to buy and sell securities and other assets for the Funds, to place the Funds’ portfolio transactions with broker-dealers and to negotiate the terms of such transactions including brokerage commissions on brokerage transactions on behalf of the Funds. The Advisor is authorized to exercise discretion within the Trust’s policy concerning allocation of its portfolio brokerage, as permitted by law, and in so doing shall not be required to make any reduction in its investment advisory fees. The Advisor is required to use its best efforts to seek to obtain the best overall terms available for portfolio transactions for each Fund. See Brokerage Allocation and Other Practices—General Brokerage Policy, Brokerage Transactions and Broker Selection.

The Advisor, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under the Interim Advisory Agreement and the Proposed Advisory Agreement. The Trust pays all compensation of the Independent Trustees.

Under the Proposed Advisory Agreement, the Advisor is not liable for any loss suffered by a Fund or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of the Advisor or any of its affiliates in the performance of the Advisor’s duties under the agreement, except for (i) with respect to acts or omissions in respect of investment activities, liability resulting from willful misfeasance, bad faith, reckless disregard or gross negligence, and (ii) with respect to all other matters, liability resulting from bad faith, intentional misconduct or negligence, on the part of the Advisor or its affiliates.

Under the Interim Advisory Agreement, the Advisor is not liable for any loss suffered by a Fund or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of the Advisor or any of its affiliates in the performance of the Advisor’s duties under the Interim Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor or such affiliate, or by reason of reckless disregard by the Advisor or such affiliate of the obligations and duties of the Advisor under the Interim Advisory Agreement.

A discussion regarding the basis of the Board’s approval of the Proposed Advisory Agreement is provided in the proxy statement and is expected to be available in the Fund’s semi-annual report to shareholders for the fiscal period ended June 30, 2010.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in each Fund’s prospectuses. The advisory fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The advisory fee rates payable to the Advisor under the Interim Advisory Agreement and the Proposed Advisory Agreement are identical to those payable under the Prior Advisory Agreement. The Advisor may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor also received advisory fees from certain of the Portfolio Funds in which Columbia Thermostat Fund invests. Please refer to the Portfolio Funds’ respective prospectuses, which are available on the Columbia Funds website at www.columbiafunds.com and on the SEC’s website at www.sec.gov.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2008	Fiscal Year Ended December 31, 2007
Columbia Acorn Fund
Gross Advisory Fee	$77,909,000	$102,490,000	$130,904,000
Amount Waived/Reimbursed by the Advisor	$0	$0	$0
Net Advisory Fee	$77,909,000	$102,490,000	$130,904,000
Columbia Acorn International
Gross Advisory Fee	$26,444,000	$35,928,000	$40,665,000
Amount Waived/Reimbursed by the Advisor	$0	$0	$0
Net Advisory Fee	$26,444,000	$35,928,000	$40,665,000
Columbia Acorn USA
Gross Advisory Fee	$9,677,000	$11,321,000	$14,381,000
Amount Waived/Reimbursed by the Advisor	$0	$0	$0
Net Advisory Fee	$9,677,000	$11,321,000	$14,381,000

Fund	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2008	Fiscal Year Ended December 31, 2007
Columbia Acorn Select
Gross Advisory Fee	$12,761,000	$19,180,000	$23,344,000
Amount Waived/Reimbursed by the Advisor	$0	$0	$0
Net Advisory Fee	$12,761,000	$19,180,000	$23,344,000
Columbia Acorn International Select
Gross Advisory Fee	$3,039,000	$2,439,000	$2,123,000
Amount Waived/Reimbursed by the Advisor	$5,000	$0	$0
Net Advisory Fee	$3,034,000	$2,439,000	$2,123,000
Columbia Thermostat Fund
Gross Advisory Fee	$128,000	$180,000	$184,000
Amount Waived/Reimbursed by the Advisor	$327,000	$298,000	$315,000
Net Advisory Fee	$(199,000)	$(118,000)	$(131,000)

The Advisor has voluntarily agreed to reimburse a portion of the expenses of Columbia Acorn Select and Columbia Acorn International Select (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Custodian, so that ordinary operating expenses do not exceed 1.35% and 1.45% respectively, of the average daily net assets for all share classes, on an annualized basis. This arrangement may be modified or terminated by either the Advisor or a Fund on 30 days notice to the other.

In addition, with respect to Columbia Thermostat Fund, the Advisor has contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding distribution and service fees, expenses associated with investments in other investment companies and interest and fees on borrowings, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Custodian, do not exceed the annual rate of 0.25% of the average daily net assets through April 30, 2011 for all share classes, on an annualized basis. There is no guarantee that this arrangement will continue thereafter. In addition to the fees and expenses paid by Columbia Thermostat Fund directly, Columbia Thermostat Fund pays its pro rata share of the fees and expenses of the Portfolio Funds in which it invests.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Ben Andrews	Columbia Acorn Select

P. Zachary Egan	Columbia Acorn International

Charles P. McQuaid	Columbia Acorn Fund Columbia Thermostat Fund

Louis J. Mendes	Columbia Acorn International

Robert A. Mohn	Columbia Acorn Fund Columbia Acorn USA

Christopher J. Olson	Columbia Acorn International Select

Compensation

For services performed through December 31, 2009, and paid in February 2010, the portfolio managers received all of their compensation from the Advisor and its then parent company, Columbia Management Group, LLC. Ben Andrews, P. Zachary Egan, Charles P. McQuaid, Louis J. Mendes, Robert A. Mohn and Christopher J. Olson each received compensation in the form of salary and incentive compensation. For the 2009 calendar year, all of an analyst’s or portfolio manager’s incentive compensation was paid in cash. The Columbia WAM total incentive compensation pool was based on formulas, with investment performance of individual portfolio managers and certain analysts, plus firm-wide investment performance, as primary drivers.

For services performed for the 2010 calendar year and generally paid in early 2011, the portfolio managers, analysts and other key employees of Columbia WAM will receive all of their compensation in the form of salary and incentive compensation provided in whole by Ameriprise Financial. Typically, a high proportion of an analyst’s or portfolio manager’s incentive compensation will be paid in cash with a smaller proportion going into two separate incentive plans. The first plan is a notional investment based on the performance of certain Columbia Funds, including the Columbia Acorn Funds. The second plan consists of Ameriprise Financial restricted stock and/or options. Both plans vest over three years from the date of issuance. Also, as part of the overall incentive for 2010, the portfolio managers, analysts and other key employees of Columbia WAM may receive additional compensation — a substantial portion of which will be deferred or paid in shares of funds managed by Columbia WAM — based on performance and continued employment through December 15, 2010.

Portfolio managers and key analysts are positioned in compensation tiers based on cumulative performance of the portfolios/stocks that they manage. Portfolio manager performance is measured versus primary portfolio benchmarks. Analyst performance is measured versus a custom benchmark for each analyst. One- and three-year performance periods primarily drive incentive levels. Incentive compensation varies by tier and can range from between a fraction of base pay to a multiple of base pay, the objective being to provide very competitive total compensation for high performing analysts and portfolio managers. Incentives are adjusted up or down up to 15% based on qualitative performance factors, which include investment performance impacts not included in benchmarks such as industry (or country) weighting recommendations, plus adherence to compliance standards, business building, and citizenship. Other analysts’ incentives are also based on performance versus benchmarks, though they are less formulaic in order to emphasize investment process instead of initial investment results. The qualitative factors discussed above are also considered. These analysts participate in an incentive pool which is based on a formula primarily driven by firm-wide investment performance.

In addition, the incentive amounts available for the entire pool for 2011 and 2012 will be adjusted up or down based upon the increase/decrease in Columbia WAM revenues versus an agreed upon base revenue amount. Investment performance, however, impacts incentives far more than revenues. Columbia WAM determines incentive compensation, subject to review by Ameriprise Financial.

Performance Benchmarks

Portfolio Manager	Benchmark(s)
Ben Andrews	S&P MidCap 400® Index (primary benchmark) and S&P 500® Index

P. Zachary Egan	S&P Global Ex-U.S. between $500M and $5B® Index (primary benchmark), the S&P Global Ex-U.S. SmallCap® Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index

Charles P. McQuaid (Columbia Acorn Fund)	Russell 2500 Index (primary benchmark), the S&P 500® Index and the Russell 2000 Index

Portfolio Manager	Benchmark(s)
Charles P. McQuaid (Columbia Thermostat Fund)	S&P 500® Index (primary equity benchmark), the Barclays Capital U.S. Aggregate Bond Index (primary debt benchmark), the Lipper Flexible Portfolio Funds Index and the 50/50 Blended Benchmark, an equally weighted custom composite of the Fund’s primary equity and debt benchmarks, established by the Advisor

Louis J. Mendes	S&P Global Ex-U.S. between $500M and $5B® Index (primary benchmark), the S&P Global Ex-U.S.® SmallCap Index and the MSCI EAFE Index

Robert A. Mohn (Columbia Acorn Fund)	Russell 2500 Index (primary benchmark), the S&P 500® Index and the Russell 2000 Index

Robert A. Mohn (Columbia Acorn USA)	Russell 2000 Index (primary benchmark)

Christopher J. Olson	S&P Developed Ex-U.S. between $2B and $10B® Index (primary benchmark) and the MSCI EAFE Index

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of December 31, 2009, in addition to the Funds and the funds of Wanger Advisors Trust.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Ben Andrews	0	$0	0	$0	4	$5,695,734
P. Zachary Egan	2	$201,568,406	0	$0	5	$1,677,144
Charles P. McQuaid	0	$0	0	$0	5	$825,942,045
Louis J. Mendes	2	$201,568,406	0	$0	5	$2,353,182
Robert A. Mohn	1	$110,695,968	1	$76,721,840	5	$831,462,143
Christopher J. Olson	0	$0	0	$0	6	$1,284,871

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

As of December 31, 2009, none of the Fund’s portfolio managers managed an account for which the advisory fee was based on performance.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each Fund’s portfolio manager(s), as of December 31, 2009.

Portfolio Manager Ownership of the Funds as of December 31, 2009

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Ben Andrews	Columbia Acorn Select Columbia Acorn International	over $1,000,000 $1 — $10,0000

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
P. Zachary Egan	Columbia Acorn Fund Columbia Acorn International Columbia Acorn International Select Columbia Acorn Select Columbia Thermostat Fund	$10,001 — $50,000 $500,001 — $1,000,000 10,001 — $50,000 $1 — $10,000 $10,001 — $50,000

Charles P. McQuaid	Columbia Acorn Fund Columbia Acorn International Columbia Acorn USA Columbia Acorn Select Columbia Acorn International Select Columbia Thermostat Fund	over $1,000,000 over $1,000,000 over $1,000,000 over $1,000,000 $500,001 — $1,000,000 over $1,000,000

Louis J. Mendes	Columbia Acorn Fund Columbia Acorn International Columbia Acorn Select	$10,001 — $50,000 $500,001 — $1,000,000 $10,001 — $50,000

Robert A. Mohn	Columbia Acorn Fund Columbia Acorn International Columbia Acorn USA Columbia Acorn Select Columbia Acorn International Select	$100,001 — $500,000 $500,001 — $1,000,000 $100,001 — $500,000 $100,001 — $500,000 $10,001 — $50,000

Christopher J. Olson	Columbia Acorn International Select	$100,001 — $500,000

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), if any, may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia WAM (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator provides certain administrative services to each Fund, including: (i) maintaining the books and records, including financial and corporate records, of the Trust, and providing pricing and bookkeeping services to the Funds; (ii) supervising the preparation and filing of registration statements, notices, reports, proxy statements, tax returns and other documents, as deemed necessary or desirable by the Trust; (iii) overseeing and assisting in the coordination of the performance of administrative and third party professional services rendered to the Funds, including the Funds’ securities lending agent; (iv) providing corporate secretarial services and data processing facilities and calculating and arranging for notice and payment of distribution to shareholders; (v) developing and implementing procedures to monitor each Fund’s compliance with regulatory requirements and with each Fund’s investment policies and restrictions; (vi) providing for the services of employees of the Administrator who may be appointed as officers of the Trust; and (vii) providing services to shareholders of the Funds. The Administration Agreement may be terminated by the Board or Columbia WAM upon 60 days written notice. The Administrator has the power under the Administration Agreement to delegate some or all of its responsibilities to others, at the Administrator’s expense. The Administrator retains responsibility for any services it delegates.

The Administrator has delegated a majority of its responsibilities under the Administration Agreement to CMIA, as the Funds’ Sub-Administrator. The Sub-Administrator provides certain of the above enumerated services to the Funds, and receives a fee from the Administrator for such services.

Administration Fee Rates and Fees Paid

Columbia WAM receives compensation for its administration services, which is computed daily and paid monthly as a percentage of the average daily net assets of each Fund at the annual rates shown in each Fund’s prospectuses.

The following chart shows the administration fees paid to CWAM for the three most recently completed fiscal periods.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2008	Fiscal Year Ended December 31, 2007
Columbia Acorn Fund
Administration Fee	$5,179,000	$6,317,000	$7,739,000
Columbia Acorn International
Administration Fee	$1,459,000	$1,850,000	$2,012,000
Columbia Acorn USA
Administration Fee	$477,000	$518,000	$632,000
Columbia Acorn Select
Administration Fee	$666,000	$942,000	$1,110,000
Columbia Acorn International Select
Administration Fee	$138,000	$103,000	$85,000
Columbia Thermostat Fund
Administration Fee	$55,000	$71,000	$70,000

The Administrator did not waive or reimburse any Fund’s administration fees for the fiscal years ended December 31, 2009, December 31, 2008 or December 31, 2007.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) serves as the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Prior to May 1, 2010, Columbia Management Distributors, Inc. (CMD) served as the principal underwriter and distributor of the shares of the Funds.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to each Fund after approval by the Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by (i) the Board, or (ii) a majority vote of the Funds’ outstanding securities, provided that in either instance, the continuance is also approved by the majority of the Independent Trustees who are not parties to the agreement, by vote cast in person at a meeting called for the purpose of voting such approval. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by CMD, the former distributor of the Funds’ shares, as well as amounts CMD retained during the Funds’ three most recent fiscal years.

Underwriting Commissions Paid by the Funds and Retained by CMD

	Class A Shares Fiscal Year Ended December 31, 2009
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select	Columbia Thermostat Fund
Aggregate initial sales charges on Fund share sales	$1,309,125	$377,949	$45,595	$181,610	$49,837	$96,935
Initial sales charges retained by CMD	$200,550	$58,351	$6,730	$27,468	$7,436	$14,764
Aggregate CDSC on Fund redemptions retained by CMD	$152	$1,735	$0	$9	$0	$0

	Class B Shares Fiscal Year Ended December 31, 2009
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select	Columbia Thermostat Fund
Aggregate CDSC on Fund redemptions retained by CMD	$300,064	$59,565	$14,025	$99,190	$6,363	$57,194

	Class C Shares Fiscal Year Ended December 31, 2009
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select	Columbia Thermostat Fund
Aggregate CDSC on Fund redemptions retained by CMD	$28,853	$7,380	$382	$2,343	$3,319	$3,375

	Class A Shares Fiscal Year Ended December 31, 2008
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select	Columbia Thermostat Fund
Aggregate initial sales charges on Fund share sales	$1,224,108	$774,459	$54,094	$172,731	$201,424	$435,285
Initial sales charges retained by CMD	$198,970	$123,746	$7,897	$27,531	$32,509	$73,114
Aggregate CDSC on Fund redemptions retained by CMD	$40	$9,514	$71	$2,086	$10,199	$2,319

	Class B Shares Fiscal Year Ended December 31, 2008
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select	Columbia Thermostat Fund
Aggregate CDSC on Fund redemptions retained by CMD	$951,222	$121,029	$45,446	$277,619	$16,237	$118,456

	Class C Shares Fiscal Year Ended December 31, 2008
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select	Columbia Thermostat Fund
Aggregate CDSC on Fund redemptions retained by CMD	$51,799	$41,572	$3,603	$19,921	$5,962	$8,616

	Class A Shares Fiscal Year Ended December 31, 2007
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select	Columbia Thermostat Fund
Aggregate initial sales charges on Fund share sales	$2,343,953	$1,768,186	$98,318	$1,062,549	$248,990	$175,627
Initial sales charges retained by CMD	$386,833	$299,327	$17,021	$183,541	$41,004	$28,478
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by CMD	$16,504	$1,925	$0	$221	$13	$0

	Class B Shares Fiscal Year Ended December 31, 2007
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select	Columbia Thermostat Fund
Aggregate CDSC on Fund redemptions retained by CMD	$1,192,598	$80,700	$64,252	$208,425	$13,444	$154,044

	Class C Shares Fiscal Year Ended December 31, 2007
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select	Columbia Thermostat Fund
Aggregate CDSC on Fund redemptions retained by CMD	$59,994	$23,338	$2,088	$24,929	$3,229	$2,359

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates, are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Ameriprise Financial’s other investment advisor affiliates (including, for example,

CMIA) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Advisor or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Advisor or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Advisor or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Advisor or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/ managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the

Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Ameriprise Financial and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, an affiliate of Ameriprise Financial may sell securities to the Funds from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Ameriprise Financial Activities

Regulatory restrictions applicable to Ameriprise Financial and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Ameriprise Financial and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Ameriprise Financial and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Ameriprise Financial or its affiliates served as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Ameriprise Financial and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) acts as Transfer Agent for each Fund’s shares and can be contracted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Each Fund pays the Transfer Agent an annual fee of $17.00 per open account, payable monthly for transfer agency services. In addition, each Fund reimburses the Transfer Agent for the sub-transfer agency fees and expenses it pays to third party dealer firms and transfer agents that maintain omnibus accounts with the Fund (sub-transfer agency fees), subject to a cap equal to 0.05% of the Fund’s net assets represented by the account. Each Fund also reimburses the Transfer Agent for the Fund’s allocable portion of certain reimbursable out-of-pocket expenses, which fees are approved by the Trustees from time to time, including networking account fees paid to dealer firms by the Transfer Agent on shareholder accounts established or maintained pursuant to the National Securities Clearing Corporation’s (NSCC) networking system. In addition, the Transfer Agent also may retain as additional compensation for its services all the Transfer Agent revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to the balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, One Lincoln Street, Boston, MA 02111, is the Custodian of the Funds’ assets. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. The Advisor and CMIA supervise State Street in such matters as the purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the United States are maintained in the custody of State Street or other domestic banks or depositories. Portfolio securities purchased outside of the United States are maintained in the custody of foreign banks and trust companies who are members of State Street’s Global Custody Network and foreign depositories (foreign sub-custodians).

With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund’s foreign sub-custodial arrangements. Accordingly, an investors should recognize that the noninvestment risks involved in holding assets abroad are greater than those associated with holding assets in the U.S.

The Funds may invest in obligations of State Street and may purchase securities from or sell securities to State Street.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at One North Wacker, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm, providing audit services, tax return review services and assistance and consultation in connection with the review of various SEC filings. The reports of the Funds’ independent registered public accounting firm and the audited financial statements included in the Funds’ annual reports to shareholders dated December 31, 2009 are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Fund’s prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

K&L Gates LLP serves as counsel to the Funds. Drinker Biddle & Reath LLP serves as counsel to the Independent Trustees. K&L Gates LLP is located at 1601 K Street, N.W., Washington, DC 20006. Drinker Biddle & Reath LLP is located at One Logan Square, Suite 200, Philadelphia, PA 19103.

Securities Lending Agent

GSAL, 125 High Street, Oliver Street Tower, Suite 1700, Boston, MA 02110, is the Funds’ securities lending agent. As such, GSAL is responsible, among other things for: entering into and maintaining securities loan agreements with borrowers; negotiating fees with borrowers; delivering securities to borrowers; receiving collateral from borrowers in connection with loans; and investing cash collateral in accordance with instructions received from the Advisor.

Distribution Plan

The Trustees have approved a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each of the Funds’ share classes, except Class Z. Under the Distribution Plan, each Fund pays the Distributor monthly service and distribution fees at the annual rates described in the prospectuses for that Funds’ Class A, Class B and Class C shares. The Distributor may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial intermediaries and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. Effective February 29, 2008, the Funds no longer accept investments from new or existing investors in Class B shares of the Funds. See the prospectuses for Class B shares of the Funds for details.

The Distribution Plan authorizes payments by the Funds to the Distributor and its affiliates (including the Advisor) with respect to the Funds’ Class A, Class B and Class C shares to the extent that such payments might be construed to be indirect financing of the distribution of those shares.

The Board believes the Distribution Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as its continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees that have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner described above. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

During the most recently completed fiscal year, CMD, the former distributor of the Funds’ shares, received distribution and service fees from the Funds for its services as reflected in the following table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended December 31, 2009

Fund	Class A Shares	Class B Shares	Class C Shares
Columbia Acorn Fund
Distribution and Service Fee	$6,042,000	$3,969,000	$6,373,000

Columbia Acorn International
Distribution and Service Fee	$1,076,000	$279,000	$676,000

Columbia Acorn USA
Distribution and Service Fee	$372,000	$162,000	$269,000

Columbia Acorn Select
Distribution and Service Fee	$1,086,000	$581,000	$769,000

Columbia Acorn International Select
Distribution and Service Fee	$137,000	$29,000	$98,000

Columbia Thermostat Fund
Distribution and Service Fee	$99,000	$245,000	$204,000

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is that all proxies for Fund securities must be voted in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on the Funds’ investment. The Advisor submits an annual report to the Board addressing various proxy voting matters, including, among other matters, votes cast contrary to the Advisor’s general voting guidelines, votes involving potential conflicts of interest and significant issues considered by the Advisor’s Proxy Voting Committee (Proxy Committee). In certain circumstances, the Advisor’s policies permit the Advisor to abstain on votes or refrain from voting with respect to shares of foreign stocks.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines and by having each individual stock analyst review and vote each proxy for the stocks that he or she follows. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance and administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on an annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies, and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (ISS), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services, vote disclosure services and independent proxy voting services.

Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds website, www.columbiafunds.com, (ii) by calling Columbia Funds at 800.426.3750 or (iii) through the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Fund, see Appendix B to this SAI.

FUND GOVERNANCE

The Board

The following table provides basic information about the Trustees, including their names, the date each was first elected or appointed to office, the principal business occupations of each during at least the last five years and other directorships held. Each Trustee also serves as a trustee of Columbia Acorn Trust, another open-end investment company, the series of which also are managed by the Advisor. The mailing address of each Trustee is: c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

Independent Trustee Biographical Information

Name, Position Held with the Trust and Age at March 31, 2010	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Laura M. Born, 45, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; Managing Director — Investment Banking, J.P. Morgan Chase & Co. (broker/dealer) 2002-2007.	10	Wanger Advisors Trust

Michelle L. Collins, 50, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director, Svoboda Capital Partners LLC, 1998-2006.	10	Bucyrus International Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (provider of technology products and services) until October 2007; Wanger Advisors Trust

Name, Position Held with the Trust and Age at March 31, 2010	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Maureen M. Culhane, 61, Trustee	2007	Retired; formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	10	Wanger Advisors Trust

Margaret M. Eisen, 56, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009; Wanger Advisors Trust

Steven N. Kaplan, 50, Trustee and Vice Chairman	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research); Wanger Advisors Trust

David C. Kleinman, 74, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Wanger Advisors Trust

Allan B. Muchin, 74, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Wanger Advisors Trust

James A. Star, 49, Trustee and Chairman	2006	President, Longview Asset Management LLC (investment advisor) since 2003.	10	Wanger Advisors Trust

Interested Trustee Biographical Information

Name, Position Held with the Trust and Age at March 31, 2010	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Charles P. McQuaid(1), 56, Trustee and President	1992	President and Chief Investment Officer, Columbia WAM or its predecessors since October 2003; associated with Columbia WAM or its predecessors as an investment professional since 1978.	10	Wanger Advisors Trust

Ralph Wanger(2), 75, Trustee Emeritus(3)	1970	Founder, Columbia WAM. Formerly, director, Wanger Investment Company PLC 1997-2010; President, Chief Investment Officer and portfolio manager, Columbia WAM or its predecessors, 1978-2003; Consultant to Columbia WAM or its predecessors, September 2003-September 2005.	10	Wanger Advisors Trust

*	Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the Trust’s predecessor.
(1)	Mr. McQuaid is an “interested person” of the Trust and of the Advisor, as defined in the 1940 Act, because he is an officer of the Trust and of the Advisor.
(2)

Mr. Wanger is an “interested person” of the Trust and of the Advisor, as defined in the 1940 Act, because, as of December 31, 2009, he owned securities issued by a controlling person of the Advisor and was a consultant to the Advisor within the most recently completed five fiscal years.

(3)

As permitted under the Trust’s By-Laws, following the meeting of the shareholders scheduled for May 27, 2010, Mr. Wanger is expected to become Trustee Emeritus of the Trust, and will continue to serve as a non-voting member of the Board.

The Board and its Committees

Responsibilities

The Board has overall management responsibility for the Funds. The Trustees are responsible for supervising and overseeing the management and operation of the Trust. Each Trustee serves a term of unlimited duration, provided that at all times a majority of Trustees has been elected by shareholders. However, it is expected that every five years the Trustees will call a meeting of shareholders to elect Trustees. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after such appointment, have been elected by shareholders. Shareholders may remove a Trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A Trustee may be removed with or without cause upon the vote of a majority of the Trustees.

Leadership Structure

The Board is currently composed of ten trustees, eight of whom are Independent Trustees and two of whom are Interested Trustees. The chairman of the Board, James A. Star, is an Independent Trustee. Charles P. McQuaid is considered an Interested Trustee because he is an officer of the Funds and of the Advisor. Mr. Wanger is considered an Interested Trustee because as of December 31, 2009, he owned securities issued by a controlling person of the Advisor and had been a consultant to the Advisor within the five most recently completed fiscal years. Following the meeting of the shareholders scheduled for May 27, 2010, Mr. Wanger is expected to become Trustee Emeritus of the Trust, in which capacity he will serve as a non-voting member of the Board.

Each trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See Trustee Experience below. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of Independent Trustees (75%) is appropriate and in the best interest of Fund shareholders. The Trustees also believe that having Mr. McQuaid serve as an Interested Trustee brings management and financial insight that is important to certain of the Board’s decisions and also in the best interest of shareholders.

•

Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the Independent Trustees and meetings in executive session help prevent conflicts of interest from occurring and allow the Independent Trustees to deliberate candidly and constructively separately from management in a manner that affords honest disagreement and critical questioning.

•

Executive Committee. The Trustees believe that having an Executive Committee allows for expeditious action when the delay necessary to convene a full Board meeting could cause the Funds to miss business opportunities, fail to fulfill regulatory obligations or for other reasons. Actions taken by the Executive Committee generally are ratified by the full Board at its next meeting, ensuring that the Executive Committee acts in the best interests of Fund shareholders and in the absence of conflicts of interest.

The Board has established seven standing committees: the Executive Committee, the Audit Committee, the Valuation Committee, the Contract Committee, the Governance Committee, the Investment Performance Analysis Committee and the Compliance Committee. The Board also maintains an Ad Hoc Securities Lending Committee that meets on a periodic basis. The Trustees believe that the number of standing committees, as well as the composition and scope of activities of each committee, is appropriate. The Board established an Ad Hoc Committee on the Sale of Columbia Management Group, LLC (CMG), comprised of the Trustees who have served as chairs of the Contract and Compliance Committees, to review issues associated with the sale of the long-term asset management business of CMG, including 100% of the Advisor. The functions, responsibilities and composition of each committee are set forth below.

Committee	Members	Function	Number of Meetings in 2009
Audit	Michelle L. Collins (chair) Laura M. Born David C. Kleinman	Makes recommendations to the Board regarding the selection of independent auditors for the Trust, confers with the independent auditors regarding the scope and results of each audit and carries out the provisions of its charter.	2

Committee	Members	Function	Number of Meetings in 2009

Compliance	Margaret M. Eisen (chair) Laura M. Born Michelle L. Collins Steven N. Kaplan David C. Kleinman	Provides oversight of the monitoring processes and controls regarding the Trust with respect to legal, regulatory and internal rules, policies, procedures and standards, other than those relating to accounting matters and oversees compliance by the Funds’ service providers.	5

Contract	Laura M. Born (chair) Maureen M. Culhane Margaret M. Eisen Allan B. Muchin James A. Star	Makes recommendations to the Board regarding the continuation or amendment of the investment advisory agreements between the Trust and the Advisor and other agreements with third party service providers.	3

Executive	James A. Star Charles P. McQuaid Allan B. Muchin Ralph Wanger ** (alternate)	Exercises powers of the Board during intervals between meetings of the Board, with certain exceptions.	1

Governance	Allan B. Muchin (chair) Michelle L. Collins Steven N. Kaplan James A. Star	Makes recommendations to the Board regarding committees of the Board and committee assignments, the composition of the Board, the compensation of the Independent Trustees and candidates for election as Independent Trustees; oversees the process for evaluating the functioning of the Board, including addressing potential conflicts of interest; and monitors the performance of counsel to the Funds and the Independent Trustees and makes recommendations to the Independent Trustees regarding the selection of their counsel.	8

Committee	Members	Function	Number of Meetings in 2009
Investment Performance Analysis	Steven N. Kaplan (chair) Maureen M. Culhane Margaret M. Eisen David C. Kleinman Allan B. Muchin James A. Star Charles P. McQuaid (ex-officio*)	Monitors and reviews the investment performance of each Fund; develops an appropriate framework for measuring, comparing and assessing Fund performance; provides interpretation of performance information in connection with Fund advisory contracts; makes proposals to the Advisor regarding Fund investment objectives, policies and limitations; and acts as a liaison between the Advisor and the Board in overseeing and discussing investment-related issues.	5

Valuation	Charles P. McQuaid (chair) Maureen M. Culhane Ralph Wanger** Laura M. Born (alternate) Michelle L. Collins (alternate) Margaret M. Eisen (alternate) Steven N. Kaplan (alternate) David C. Kleinman (alternate) Allan B. Muchin (alternate) James A. Star (alternate) Bruce H. Lauer (alternate, representative of Columbia WAM)	Determines fair valuations of portfolio securities held by any Fund in instances as required by the valuation procedures adopted by the Board, and carries out the provisions of its charter.	31

Ad Hoc Securities Lending	Maureen M. Culhane (chair) Margaret M. Eisen Steven N. Kaplan	Meets from time to time to consider matters related to the Funds’ securities lending program.	4

Ad Hoc Committee on the Sale of CMG	James A. Star (chair-pro tem) Margaret M. Eisen Laura M. Born	Reviewed issues associated with the sale of CMG, including the Advisor, to Ameriprise, including consideration of the proposed investment advisory agreement, and made recommendations to the full Board.	14

*	Non-voting member.
**	Mr. Wanger’s term as a Trustee will expire following the meeting of the shareholders, scheduled for May 27, 2010, after which he is expected to become a non-voting Trustee Emeritus.

The charter of the Governance Committee is provided in Appendix G. The Governance Committee’s policy with respect to considering Trustee candidates recommended by shareholders and the procedures to be followed by shareholders in submitting such recommendations are set forth in the charter. The Governance Committee has stated that the principal criterion for the selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees.

The Governance Committee believes that the Board should be comprised of Trustees who represent a broad cross section of backgrounds, skills and experience, and that each Trustee should generally exhibit stature and experience commensurate with the responsibility of representing the Funds. The Governance Committee periodically reviews the membership of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees. The Governance Committee follows the process it deems appropriate under the circumstances. Generally, the Committee identifies Trustee candidates from references provided by the Independent Trustees and others, including nominees recommended by shareholders, and evaluates them through a process of questionnaires and multiple interviews. Through this process, the Governance Committee seeks to identify candidates who meet the particular needs of the Board at the time based on the existing make up of the Board. In addition, counsel to the Independent Trustees analyzes each Independent Trustee candidate to ensure that the candidate meets the independence requirements of the 1940 Act. The Trustees believe that the Board’s process for nominating Trustees effectively produces the best candidates with a diversity of qualities, experience, backgrounds and complementary skills, and that the composition of the Board allows the Board, as a body, to oversee the Funds in a manner that is consistent with the best interests of Fund shareholders.

Although the Advisor, the Trustees, or shareholders may submit suggestions for Independent Trustee candidates to the Governance Committee, neither the Governance Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation to the Trust’s Secretary. The Secretary will forward any such recommendation to the Chairman of the Governance Committee promptly upon receipt.

Risk Oversight

In December 2008, the Board directed the Compliance Committee to develop a comprehensive approach to risk oversight. The Compliance Committee, working with the Funds’ CCO and the Advisor, developed a detailed risk reporting methodology that includes a dashboard report relating to, among other matters, investment risk, credit risk, liquidity risk, counterparty risk, compliance risk and operational risk. Currently, the Board and the Compliance Committee receive and review the risk reporting data on a quarterly basis. The Board will continue to assess the most effective means of implementing this reporting mechanism so that it provides the data that is most relevant to the Board in the exercise of its risk oversight role.

The Audit Committee also plays an important role in the Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee ensures that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations. In addition, the Investment Performance Analysis Committee provides the Board with information relevant to assessing risk oversight by monitoring and reviewing the Funds’ performance metrics, including measurements of risk-adjusted returns, and by regularly conferring with the Advisor on performance-related issues. The Ad Hoc Securities Lending Committee also receives regular reports from its third-party securities lending consultant regarding the risks associated with the Funds’ securities lending program, including counterparty risk and liquidity.

The Funds’ CCO reports to the Compliance Committee and to the Board at least quarterly regarding compliance and legal risk concerns. In addition to his quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Funds during meetings with the Independent Trustees and counsel. The CCO updates the Board on the application of the Fund’s compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

Trustee Experience

The following is a description of the material attributes, skills and experiences that relate to the suitability of each Trustee to serve on the Board. In addition to these factors, a Trustee is required to possess certain other qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a Trustee’s fiduciary obligations with respect to a registered investment company. The Board and Governance Committee believe that each of the Trustees possesses these characteristics in addition to other attributes discussed below.

Laura M. Born. Ms. Born has experience with financial, accounting, regulatory and investment matters as well as an understanding of the securities markets and industry, through her educational background, position for many years as an investment banker at a major investment banking firm and through her position with the University of Chicago, Booth School of Business where she serves as an adjunct assistant professor of finance. Ms. Born has experience analyzing and evaluating financial statements of issuers as a result of her investment banking experience, which the Board believes qualifies her to serve on the Audit Committee. Ms. Born also is familiar with the functions of the Board and its oversight responsibilities with respect to the Advisor and other Fund service providers as a result of her service as an Independent Trustee for the past three years.

Michelle L. Collins. Ms. Collins has investment, business, regulatory and finance experience, having worked as a general partner and managing director of a private equity firm and as principal in an investment banking firm, advising mid-sized growth companies on capital formation and business combinations. She has experience preparing, analyzing and evaluating financial statements, including financial statements of investment advisers and private equity funds. Ms. Collins has served as an audit committee member in many instances and as the audit committee chair of an operating company. Therefore, the Board believes that Ms. Collins is qualified to serve on the Audit Committee. Ms. Collins has experience serving as a board member, including as a current director, of two public operating companies and several non-profit boards. Ms. Collins also has served as an Independent Trustee for the past two years and therefore understands the functions of the Board and its oversight responsibilities with respect to the Advisor and other Fund service providers.

Maureen M. Culhane. Ms. Culhane has financial, regulatory and investment experience through her positions as an executive with a large asset management firm, as a vice president of finance and treasurer of a Fortune 100 company, and as a principal of a pension and investment management consulting firm whose clients included, among others, Fortune 100 companies and state pension plans. Ms. Culhane has experience serving as a board member of a public operating company. She also is experienced in Board operations as well as oversight of the Advisor and other Fund service providers as a result of her service as an Independent Trustee for the past three years.

Margaret M. Eisen. Ms. Eisen has experience with financial, regulatory and investment matters as a result of her position as chief investment officer of a large corporate finance and asset management firm. She also acquired such experience through her position as a managing director of the CFA Institute, which sets standards for measuring competence and integrity in the fields of portfolio management and investment analysis. Ms. Eisen has experience with board functions through her position as a director of a public operating company. Ms. Eisen also is familiar with the operations of the Board and oversight of the Advisor and other Fund service providers through her service as an Independent Trustee for the past eight years.

Steven N. Kaplan. Mr. Kaplan has experience with investment, accounting and finance matters through his educational background and academic position as a professor of finance at the University of Chicago, Booth School of Business where he teaches finance and business economics classes to masters and doctoral candidates. Mr. Kaplan has experience with board functions, as well as experience in the investment management industry, through his position as a director of a public operating company that provides independent investment research regarding mutual funds and investment advisers. Mr. Kaplan also is familiar with the operations of the Board and oversight of the Advisor and other Fund service providers through his service as an Independent Trustee for the past 11 years.

David C. Kleinman. Mr. Kleinman has experience with investment, finance and accounting matters through his educational background; his employment by a major automobile company related to pension fund investments; his academic position as an adjunct professor of strategic management at the University of Chicago, Booth School of Business since 1971, where he has taught courses in investments, finance and corporate strategy; as well as his business consulting assignments. Mr. Kleinman understands general board functioning through his service as a director of a public operating company and six private companies. In addition, Mr. Kleinman has experience analyzing and evaluating financial statements of issuers as a result of his academic experience and consulting assignments and his service on the audit committees of four companies. Therefore, the Board considers that Mr. Kleinman is qualified to serve on the Audit Committee. Mr. Kleinman has served as an Independent Trustee for over 38 years and therefore understands board functions as well as the oversight role of the Board with respect to the Advisor and other Fund service providers.

Allan B. Muchin. Mr. Muchin has experience with business and regulatory matters, having served as a practicing tax attorney for over 40 years and chairman of a large law firm for over 30 years. Mr. Muchin has served as an Independent Trustee for 12 years and as chair of the Governance Committee for over 10 years. Mr. Muchin also has served as a director and chairman of multiple non-profit organizations. As such, he has significant experience in Board operations, generally, as well as in oversight of the Advisor and other Fund service providers.

James A. Star. Mr. Star has experience with investment, business, finance and accounting matters as a result of his positions as president and portfolio manager of an investment adviser that makes direct investments in securities and allocates capital to other investment managers. Earlier in his career, Mr. Star was a portfolio manager and investment analyst for a registered investment adviser that advised, among other clients, a leading mutual fund family. Mr. Star formerly practiced corporate and securities law and has experience with board operations generally, as a result of his past chairmanship of a privately-owned operating company as well as from his directorships with many non-profit organizations. In addition, Mr. Star has served as an Independent Trustee for four years and Chairman of the Board since October 2009. He also served as the immediate past chairman of the Investment Performance Analysis Committee.

Charles P. McQuaid. Mr. McQuaid has investment, business, finance and regulatory experience through his position as president, chief investment officer and director of research of the Advisor. Mr. McQuaid has served as an Interested Trustee for 17 years and therefore has significant experience with Board operations and understands the business of the Advisor.

Ralph Wanger. Mr. Wanger has investment, business, finance and regulatory experience through his position as founder of the Advisor as well as his position as former chief investment officer and portfolio manager of the firm. Mr. Wanger understands Board operations though his service on the Board for over 40 years.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended December 31, 2009

Name of Trustee	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund	Aggregate Compensation from the Trust	Total Compensation from Columbia Funds Complex Paid to Independent Trustees
Laura M. Born	$78,123	$21,692	$7,108	$2,005	$10,013	$860	$119,801	$135,450
Michelle L. Collins	$63,562	$17,486	$5,761	$1,611	$8,103	$711	$97,234	$109,900
Maureen M. Culhane	$64,606	$17,585	$5,832	$1,597	$8,209	$735	$98,564	$111,350
Margaret M. Eisen	$97,108	$26,862	$8,833	$2,478	$12,434	$1,074	$148,789	$168,200
Jerome Kahn, Jr.(1)	$66,606	$18,259	$6,028	$1,676	$8,482	$749	$101,800	$115,050
Steven N. Kaplan(2)	$75,996	$20,875	$6,883	$1,919	$9,687	$852	$116,212	$131,350
David C. Kleinman	$74,644	$20,567	$6,760	$1,889	$9,521	$835	$114,216	$129,100
Allan B. Muchin	$74,473	$20,378	$6,752	$1,871	$9,491	$837	$113,802	$128,600
Robert E. Nason(3)	$51,315	$13,437	$4,523	$1,142	$6,406	$625	$77,448	$87,350
James A. Star	$93,360	$25,909	$8,520	$2,393	$11,979	$1,025	$143,186	$161,900
John A. Wing(4)	$108,689	$30,040	$9,891	$2,777	$13,908	$1,202	$165,305	$188,250

(1)

During the fiscal year ended December 31, 2009, Mr. Kahn deferred $66,606 of his compensation from Columbia Acorn Fund, $18,259 of his compensation from Columbia Acorn International, $6,028 of his compensation from Columbia Acorn USA, $1,676 of his compensation from Columbia Acorn International Select, $$8,482 of his compensation from Columbia Acorn Select, $749 of his compensation from Columbia Thermostat Fund and $115,050 of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At December 31, 2009 the value of Mr. Kahn’s account under the plan was $1,341,792. Mr. Kahn served as a Trustee through December 2009.

(2)

During the fiscal year ended December 31, 2009, Mr. Kaplan deferred $37,998 of his compensation from Columbia Acorn Fund, $10,438 of his compensation from Columbia Acorn International, $3,442 of his compensation from Columbia Acorn USA, $960 of his compensation from Columbia Acorn International Select, $4,844 of his compensation from Columbia Acorn Select, $426 of his compensation from Columbia Thermostat Fund and $65,675 of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At December 31, 2009 the value of Mr. Kaplan’s account under the plan was $579,961.

(3)

During the fiscal year ended December 31, 2009, Mr. Nason deferred $36,595 of his compensation from Columbia Acorn Fund, $9,587 of his compensation from Columbia Acorn International, $3,243 of his compensation from Columbia Acorn USA, $830 of his compensation from Columbia Acorn International Select, $4,575 of his compensation from Columbia Acorn Select, $441 of his compensation from Columbia Thermostat Fund and $62,350 of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At December 31, 2009 the value of Mr. Nason’s account under the plan was $1,184,303. Mr. Nason served as a Trustee through June 2009.

(4)

During the fiscal year ended December 31, 2009, Mr. Wing deferred $108,689 of his compensation from Columbia Acorn Fund, $30,040 of his compensation from Columbia Acorn International, $9,891 of his compensation from Columbia Acorn USA, $426 of his compensation from Columbia Acorn International Select, $13,908 of his compensation from Columbia Acorn Select, $1,202 of his compensation from Columbia Thermostat Fund and $188,250 of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At December 31, 2009 the value of Mr. Wing’s account under the plan was $997,246. Mr. Wing served as a Trustee through February 2010.

Interested Trustee Compensation for the Fiscal Year Ended December 31, 2009

Name of Trustee	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund	Aggregate Compensation from the Trust	Total Compensation from Columbia Funds Complex Paid to Independent Trustees
Charles P. McQuaid	$0	$0	$0	$0	$0	$0	$0	$0
Ralph Wanger*	$51,133	$13,962	$4,617	$1,267	$6,503	$579	$78,061	$88,200

(*)

During the fiscal year ended December 31, 2009, Mr. Wanger deferred $51,133 of his compensation from Columbia Acorn Fund, $13,962 of his compensation from Columbia Acorn International, $4,617 of his compensation from Columbia Acorn USA, $1,267 of his compensation from Columbia Acorn International Select, $6,503 of his compensation from Columbia Acorn Select, $579 of his compensation from Columbia Thermostat Fund and $88,200 of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At December 31, 2009 the value of Mr. Wanger’s account under the plan was $361,467.

The officers and Trustees affiliated with the Advisor serve without any compensation from the Trust. The Trust and Wanger Advisors Trust have adopted a deferred compensation plan for the Independent Trustees and Mr. Wanger. Under the plan, any Trustee who is not an “interested person” of the Trust or the Advisor (participating Trustees) and Mr. Wanger may defer receipt of all or a portion of their compensation as Trustees in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating Trustee is credited to a book reserve account as of the business day such compensation would have been paid to such Trustee. The value of a participant’s deferral account at any time is equal to the value that the account would have had if the contributions to the account had been invested in Class Z shares of one or more of the Funds or in shares of the RiverSource Cash Management Fund (or, prior to May 1, 2010, certain affiliated money market funds), as designated by the participant. If a participating Trustee retires, the Trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating Trustee dies, any amount payable under the Plan will be paid to that Trustee’s designated beneficiaries. Each Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.

Pursuant to the settlements discussed in the section entitled Management of the Fund — Certain Legal Matters in each Fund’s prospectuses, at least 75% of the Board must meet the independence standards set forth in the settlements (certain of those standards being more restrictive than those contained in the 1940 Act and rules thereunder and that generally prohibit affiliations with certain affiliates of the Advisor). Those independence standards are referred to as “super-independence” standards. The chairman of the Board must meet even more stringent independence standards. Certain other conditions in the settlements generally require that:

•

No action may be taken by the Board (or any committee thereof) unless such action is approved by a majority of the members of the Board or the committee who meet the super-independence standards. If any action proposed to be approved by a majority of the Independent Trustees is not approved by the full Board, the Trust is required to disclose the proposal and the vote in its shareholder report for that period;

•	Beginning in 2005 and not less than every fifth calendar year thereafter, the Trust must hold a meeting of shareholders to elect Trustees*; and

•

The Board must appoint either (a) a full-time senior officer who reports directly to the Board with respect to his or her responsibilities, including (i) monitoring compliance with federal and state securities, applicable state laws respecting potential or actual conflicts of interest and fiduciary duties, and applicable codes of ethics and compliance manuals, (ii) managing the process by which management fees to be charged to the Funds are negotiated and (iii) preparing, or directing the preparation of, a written evaluation of, among other things, management fees charged to the Funds and to institutional and other clients, profit margins of the Advisor and its affiliates from supplying services to the Funds and possible economies of scale or (b) an independent compliance consultant and an independent fee consultant with similar responsibilities.**

The Agreement and Declaration of Trust (the Declaration of Trust) provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

*	The Trust last held a meeting of shareholders on September 27, 2005 to elect Trustees.
**	At a meeting of the Board held on February 18, 2005, a majority of the Trustees at that time, other than interested persons of the Trust or the Advisor, found Promontory Financial Group LLC not unacceptable to serve as the independent compliance consultant (ICC) to the former distributor of the Funds. At a meeting of the Board held on November 16, 2004, the Trustees at that time unanimously voted to appoint Robert P. Scales as the Senior Vice President of the Trust and to designate Mr. Scales as the individual responsible for performing the duties and responsibilities of the Senior Officer as set forth in the Assurance of Discontinuance dated February 9, 2005, as discussed in the section entitled Management of the Fund — Certain Legal Matters in each Fund’s prospectuses.

Beneficial Equity Ownership

As of March 31, 2010, the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund, except that as of that date Messrs. McQuaid and Wanger, respectively, beneficially owned 6.72% and 12.59% of the outstanding Class Z shares of Columbia Thermostat Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Plan, stated as one of the following ranges: A = $0; B = $1—$10,000; C = $10,001—$50,000; D = $50,001—$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Name of Trustee	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Laura M. Born	D	C	A	A	A	A	D
Michelle L. Collins	A	A	A	A	A	A	A
Maureen M. Culhane	C	B	A	D	A	A	E
Margaret M. Eisen	A	C	A	A	A	A	C
Jerome Kahn, Jr.(1)	E	E	E	E	E	A	E
Steven N. Kaplan	E	E	E	C	D	A	E
David C. Kleinman	C	D	C	C	C	A	E
Allan B. Muchin	E	A	A	A	D	A	E
James A. Star	C	E	C	A	E	A	E
John A. Wing(2)	E	E	E	A	A	A	E

(1)	Mr. Kahn served as a Trustee through December 2009.
(2)	Mr. Wing served as a Trustee through February 2010.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2009

Name of Trustee	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Charles P. McQuaid(*)	E	E	E	E	E	E	E
Ralph Wanger(*)	E	E	E	E	E	E	E

(*)	As of March 31, 2010, Messrs. McQuaid and Wanger beneficially owned, respectively, 1.63% and 3.05% of the outstanding shares of Columbia Thermostat Fund.

The Officers

The following table provides basic information about the officers of the Trust, other than Mr. McQuaid, as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each officer is: c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, except for Mr. Clarke, whose address is Columbia Management Investment Advisers, LLC, One Financial Center, Boston, MA 02111 and Messrs. Plummer and Petersen whose address is Ameriprise Financial, Inc., 5228 Ameriprise Financial Center, Minneapolis, MN 55474.

Officer Biographical Information

Name and Age at March 31, 2010	Position with the Trust	Year First Appointed or Elected to Office*	Principal Occupation(s) During the Past Five Years
Ben Andrews, 44	Vice President	2004	Portfolio manager and analyst, Columbia WAM or its predecessors since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.

Michael G. Clarke, 40	Assistant Treasurer	2004	Vice President of the Funds’ sub-administrator since May 2010; Senior Vice President and Chief Financial Officer of certain Columbia Funds since January 2009; Managing Director of Fund Administration of the Funds’ previous sub-administrator or its predecessor from September 2004 until April 2010; Vice President Fund Administration of the Funds’ previous sub-administrator or its predecessor from June 2002 to September 2004; various executive officer positions with certain Columbia Funds from 2004.

P. Zachary Egan, 41	Vice President	2003	Director of International Research, Columbia WAM since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, Columbia WAM or its predecessors since 1999.

Name and Age at March 31, 2010	Position with the Trust	Year First Appointed or Elected to Office*	Principal Occupation(s) During the Past Five Years
John Kunka, 39	Assistant Treasurer	2006	Director of Accounting and Operations, Columbia WAM since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005-May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.

Joseph C. LaPalm, 40	Vice President	2006	Chief Compliance Officer, Columbia WAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).

Bruce H. Lauer, 52	Vice President, Secretary and Treasurer	1995	Chief Operating Officer, Columbia WAM or its predecessors since April 2000; Vice President, Treasurer and Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.

Louis J. Mendes III, 45	Vice President	2003	Portfolio manager and analyst, Columbia WAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.

Robert A. Mohn, 48	Vice President	1997	Director of Domestic Research, Columbia WAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and analyst, CWAM or its predecessors since 1992.

Christopher J. Olson, 45	Vice President	2001	Portfolio manager and analyst, Columbia WAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.

Name and Age at March 31, 2010	Position with the Trust	Year First Appointed or Elected to Office*	Principal Occupation(s) During the Past Five Years
Scott R. Plummer, 50	Assistant Secretary	2010	Vice President and Chief Counsel – Asset Management, Ameriprise Financial since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, CMIA and its predecessor since 2006; Chief Counsel, the Distributor since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Senior Vice President and Chief Legal Officer of certain Columbia Funds, since May 2010; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004.

Christopher O. Petersen, 40	Assistant Secretary	2010	Vice President and Group Counsel of Ameriprise Financial, Inc. since January 2010; Group Counsel or Counsel from April 2004 until January 2010; Assistant Secretary of RiverSource Funds since January 2007; Assistant Secretary of certain Columbia Funds since May 2010.

Robert P. Scales, 57	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust since 2004.

Linda Roth-Wiszowaty, 40	Assistant Secretary	2006	Business support analyst, Columbia WAM since April 2007; prior thereto, executive administrator, Columbia WAM or its predecessors, and executive assistant to the Chief Operating Officer, Columbia WAM or its predecessors.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor places the orders for the purchase and sale of portfolio securities and options and futures contracts for the Funds, subject to the oversight of the Board. In doing so, it seeks to place buy and sell orders in a manner that is fair and reasonable to each Fund. The Advisor’s overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution, provided that the Advisor may occasionally pay higher commissions to obtain research products and services as described below. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include the Advisor’s knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the actual and expected activity in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; the Advisor’s knowledge of the financial stability of the broker or dealer selected and such other brokers and dealers; evaluation of competing markets, including exchanges, over-the-counter markets, electronic communications networks (ECNs) or other alternative trading facilities; the broker’s or dealer’s responsiveness to the Advisor; the Advisor’s knowledge of actual or apparent operation problems of any broker or dealer, and the value of any research products or services provided by the broker/dealer.

Recognizing the value of those factors, the Advisor may cause a Fund to pay a brokerage commission in excess of what another broker may have charged for effecting the same transaction. The Advisor has discretion for all trades of the Funds. Those guidelines are reviewed and periodically modified, and the general level of brokerage commissions paid is periodically reviewed by the Advisor. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by the Advisor’s trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made at least annually to the Board.

The Advisor maintains and periodically updates a list of approved brokers and dealers that, in the Advisor’s judgment, are generally capable of providing best price and execution and are financially stable. The Advisor’s traders are directed to use only brokers and dealers on the approved list. The Advisor may place trades for the Funds through a registered broker/dealer that is an affiliate of the Advisor pursuant to procedures adopted by the Board. Such trades, for which the affiliate would receive a commission, will only be effected consistent with the Advisor’s obligation to seek best execution for its clients, in accordance with the Funds’ procedures adopted pursuant to Investment Company Act Rule 17e-1 governing such transactions.

It is the Advisor’s practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security, with the same terms and conditions, for the accounts of several clients in order to seek a lower commission or more advantageous net price. All clients participating in the aggregated execution receive the same execution price and transaction costs are shared pro-rata, whenever possible.

Investment Research Products and Services Furnished by Brokers and Dealers

The Advisor engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services, together, “research products”, from broker/dealer firms in return for directing trades for the Funds and other clients to those firms. In effect, the Advisor is using the commission dollars paid by its clients to pay for these research products. The money management industry uses the term “soft dollars” to refer to this industry practice. The Board reviews the Advisor’s soft dollar practices at least annually.

The Advisor has a duty to seek the best combination of net price and execution, provided that it may occasionally pay higher commissions to obtain research products and services as described below. The Advisor faces a potential conflict of interest with this duty when it uses client trades to obtain soft dollar products. This conflict exists because the Advisor is able to use the soft dollar products in managing its client accounts without paying cash (“hard dollars”) for the product, which reduces the Advisor’s cost of managing the accounts.

The practice of using soft dollars to obtain research products and services is explicitly sanctioned by a provision of the 1934 Act that creates a “safe harbor” for soft dollar transactions conducted in a specified manner. Moreover, under that provision, the Advisor is not required to use the soft dollar product in managing the accounts that generate the trade. Thus, a Fund that generates the brokerage commission used to acquire a soft dollar product will not necessarily benefit directly from that product. In effect, that Fund may be cross-subsidizing the Advisor’s management of the other Funds and other clients that do benefit directly from the product. Although it is inherently difficult if not impossible to document, the Advisor believes that over time each Fund benefits from soft dollar products such that cross subsidizations by each Fund and by other clients of the Advisor even out.

The Advisor attempts to reduce or eliminate this conflict by directing Fund trades for soft dollar products only if the Advisor concludes that the broker/dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors the Advisor considers in determining whether a particular broker is capable of providing the best net price and execution. The Advisor may cause a Fund to pay a brokerage commission in a soft dollar trade in excess of that which another broker/dealer might have charged for the same transaction.

The Advisor acquires two types of soft dollar research products: (i) proprietary research created by the broker/dealer firm executing the trade and (ii) other research created by third parties that are supplied to the Advisor through the broker/dealer firm executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker/dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. The Advisor’s research analysts periodically rate the quality of proprietary research produced by various broker/dealer firms. Based on these evaluations, the Advisor develops target levels of commission dollars on a firm-by-firm basis. The Advisor attempts to direct trades to each such firm to meet those targets.

The Advisor also uses soft dollars to acquire research created by third parties that are supplied to the Advisor through broker/dealers executing the trade (or other broker/dealers who “step in” to a transaction and receive a portion of the brokerage commission for the trade).

The targets that the Advisor establishes for various broker/dealers for both proprietary and for third party research typically reflect discussions that the Advisor has with the broker/dealer providing the research regarding the level of commissions it expects to receive for the research. However, those targets, which are established on a calendar year basis, are not binding commitments, and the Advisor does not agree to direct a minimum amount of commissions to any broker/dealer for soft dollar research. In setting those targets, the Advisor makes a determination that the value of the research is reasonably commensurate with the cost of acquiring it. The Advisor will receive the research whether or not commissions directed to the applicable broker/dealer are less than, equal to or in excess of the target. The Advisor generally will carry over target shortages and excesses to the next year’s target. The Advisor believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since the Advisor can meet the non-binding expectations of broker/dealers providing soft dollar research over flexible time periods. In the case of third party research, the third party is paid by the broker/dealer and not by the Advisor. The Advisor may enter into a contract allowing a third party vendor to use the research.

The Advisor also receives company-specific research for soft dollars from independent research organizations that are not brokers.

Consistent with industry practice and the safe harbor provided by the 1934 Act, the Advisor does not require that the Fund that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross-subsidization of soft dollar products among various clients of the Advisor, including the Funds.

In certain instances, the Advisor pays for research products with commissions on trades executed through ECNs. The Advisor may direct a portion of the commissions from these trades to an introducing broker through a Commission Sharing Agreement (CSA). Where the Advisor has executed a CSA with an introducing broker, the Advisor will place a trade with the ECN, and pay the negotiated commission to the ECN. The ECN will then credit a negotiated portion of the commission to the introducing broker as requested by the Advisor for the purpose of funding a pool to be used to pay for research products or services received by the Advisor from other third parties. In addition, the ECN will credit a further portion of the commission negotiated by the ECN and the introducing broker to the introducing broker for its services in administrating the CSA. The ECN makes periodic lumpsum payments to the introducing broker. CSAs are a permitted form of soft dollar transaction under the 1934 Act.

In certain cases, the Advisor will direct a trade to one broker/dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker/dealer who provides the Advisor with a soft dollar research product or service. The broker/dealer executing the trade “steps out” of a portion of the commission in favor of the other broker/dealer providing the soft dollar product. The Advisor may engage in step out transactions in order to direct soft dollar commissions to a broker/dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing third party soft dollar research that is not available on a hard dollars basis. The Advisor does not engage in step out transactions as a manner of compensating broker/dealers that sell shares of investment companies managed by the Advisor.

The Trust’s purchases and sales of securities not traded on securities exchanges generally are placed by the Advisor with market makers for those securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in the price paid to an underwriter of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund’s purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker/dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. The Advisor may also transact purchases of some portfolio securities directly with the issuers.

With respect to a Fund’s purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Advisor may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Advisor’s attention, including investment research related to the security and provided to the Fund.

Brokerage Commissions

The following table describes the amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2008	Fiscal Year Ended December 31, 2007
Columbia Acorn Fund	$12,833,000	$11,152,000	$13,444,000
Columbia Acorn International	$3,941,000	$6,674,000	$7,349,000
Columbia Acorn USA	$1,388,000	$911,000	$1,197,000
Columbia Acorn Select	$1,921,000	$3,890,000	$3,118,000
Columbia Acorn International Select	$718,000	$876,000	$618,000
Columbia Thermostat Fund	$0	$0	$0

The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended December 31, 2007, 2008 and 2009.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended December 31, 2009, the Funds directed brokerage transactions in the dollar amounts shown in the following table, which also shows the commissions paid to broker/dealers in connection with those transactions:

	Directed Transactions	Commissions
Columbia Acorn Fund	$4,818,245,000	$6,375,000
Columbia Acorn International	$8,910,027,000	$2,894,000
Columbia Acorn USA	$391,352,000	$640,000
Columbia Acorn Select	$561,636,000	$1,077,000
Columbia Acorn International Select	$1,762,337,000	$534,000
Columbia Thermostat Fund	$0	$0

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of December 31, 2009, the Funds owned securities of the “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of December 31, 2009

Fund	Broker/Dealer	Dollar Amount of Securities Held
Columbia Acorn Fund	Investment Technology Group, Inc.	$13,790,000
Columbia Acorn USA	Investment Technology Group, Inc.	$3,054,000

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor may pay significant amounts to financial intermediaries (as defined below), including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of November 1, 2007 the Board has authorized each Fund to pay up to 0.05% of the average aggregate value of the Fund’s shares.

Such payments will be made by the Transfer Agent, and the Funds will reimburse the Transfer Agent the amount of such payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments relating to the Funds from the Distributor and/or other Ameriprise Financial affiliates

•   A.G. Edwards & Sons, Inc.

•   AIG Retirement Solutions

•   Alerus Retirement Solutions

•   Ameriprise Financial Services, Inc.

•   AMG Service Corp.

•   Ascensus, Inc.

•   AXA Advisors, LLC

•   Bank of America, N.A.

•   Benefit Plan Administrators

•   Charles Schwab & Co., Inc.

•   Charles Schwab Trust Co.

•   Citigroup Global Markets Inc.

•   CitiStreet LLC

•   City National Bank

•   CNA Trust Corporation

•   Compensation & Capital Administrative Services, Inc.

•   CompuSys Erisa Group of Companies

•   CPI Qualified Plan Consultants, Inc.

•   Daily Access Concepts, Inc.

•   Digital Retirement Solutions

•   Dreyfus

•   Edward D. Jones & Co., LP

•   E*Trade Group, Inc.

•   ExpertPlan

•   Fidelity Investments Institutional Operations Co.

•   First Clearing LLC

•   Massachusetts Mutual Life Insurance Company

•   Matrix Settlement & Clearance Services

•   Mercer HR Services, LLC

•   Merrill Lynch Life Insurance Company

•   Merrill Lynch, Pierce, Fenner & Smith Incorporated

•   Mid Atlantic Capital Corporation

•   Morgan Keegan & Co.

•   Morgan Stanley & Co., Inc.

•   MSCS Financial Services, LLC

•   National Investor Services Corp.

•   Newport Retirement Services, Inc.

•   New York State Deferred Compensation Plan

•   NYLife Distributors LLC

•   PNC Advisors

•   Princeton Retirement Group

•   Principal Life Insurance Company of America

•   Prudential Insurance Company of America

•   Prudential Retirement Insurance & Annuity Company

•   Reliance Trust

•   Robert W. Baird & Co., Inc.

•   Royal Alliance Associates, Inc.

•   Standard Retirement Services, Inc.

•   Strong Funds Distributors, Inc.

•   TD Ameritrade Clearing, Inc.

•   TD Ameritrade Trust Company

•   Genworth Life and Annuity Insurance Company

•   GPC Securities, Inc.

•   GWFS Equities, Inc.

•   Hartford Life Insurance Company

•   Hewitt Associates LLC

•   ICMA Retirement Corporation

•   ING Life Insurance and Annuity Company

•   ING Institutional Plan Services, LLP

•   John Hancock Life Insurance Company (USA)

•   John Hancock Life Insurance Company of
New York

•   JP Morgan Retirement Plan Services LLC

•   Lincoln Financial Group

•   LPL Financial Corporation

•   M&T Securities, Inc.

•   Marshall & Illsley Trust Company

•   Teachers Insurance and Annuity Association of America

•   The 401k Company

•   T. Rowe Price Group, Inc.

•   Unified Trust Company, N.A.

•   Union Bank of California, N.A.

•   Upromise Investments, Inc.

•   Vanguard Group, Inc.

•   Wachovia Bank, N.A.

•   Wachovia Securities, LLC

•   Wells Fargo Bank, N.A.

•   Wells Fargo Funds Management, LLC

•   Wilmington Trust Company

•   Wilmington Trust Retirement & Institutional Services Company

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Distributor and its affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and its affiliates are made pursuant to agreements between the Distributor and its affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the

Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.15% and 0.50% on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary. The Distributor and the Advisor may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain affiliates of Bank of America. Such increased payments to the Bank of America affiliates may enable the Bank of America affiliate to offset credits that it may provide to customers.

As of the date of this SAI, the Distributor, Columbia WAM or their affiliates had agreed to make marketing support payments relating to the Funds to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments relating to the Funds from the Distributor and/or other Ameriprise Financial affiliates

•   AIG Advisor Group

•   AIG SunAmerica Life Assurance Company

•   Ameriprise Financial Services, Inc.

•   AXA Advisors, LLC

•   Banc of America Investment Services, Inc.

•   Banc of America Securities LLC

•   Bank of America, N.A.

•   Bank of New York

•   Brown Brothers Harriman & Co.

•   Citibank, N.A.

•   Citigroup Global Markets Inc.

•   Commonwealth Financial Network

•   Custodial Trust Company

•   Fidelity Brokerage Services, Inc.

•   Genworth Financial, Inc.

•   Goldman, Sachs & Co.

•   Gunnallen Financial, Inc.

•   Harris Corporation

•   Huntington Capital Corp.

•   ING Life Insurance and Annuity Company

•   J.J.B. Hilliard, W.L. Lyons, Inc.

•   J.P. Morgan Chase Clearing Corp.

•   Liberty Life Assurance Co.

•   Lincoln Financial Advisors Corp.

•   Linsco/Private Ledger Corp.

•   Lincoln Financial Advisors Corp.

•   Linsco/Private Ledger Corp.

•   Mellon Financial Markets, LLC

•   Merrill Lynch Life Insurance Company

•   Merrill Lynch, Pierce, Fenner & Smith Incorporated

•   Morgan Stanley & Co. Incorporated

•   Pershing LLC

•   Prudential Investment Management Services, LLC

•   Raymond James & Associates, Inc.

•   Raymond James Financial Services, Inc.

•   Security Benefit Life Insurance Company

•   SEI Investments Inc.

•   State Street Bank & Trust Company

•   SVB Securities

•   Sun Life Assurance Company of Canada

•   TIAA-CREF Life Insurance Company

•   Transamerica Corporation

•   UBS Financial Services Inc.

•   US Bank National Association

•   Wachovia Securities LLC

•   Webster Investment Services, Inc.

•   Wells Fargo Corporate Trust Services

•   Wells Fargo Fund Management LLC

•   Wells Fargo Investments, LLC

The Distributor Columbia WAM and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments by new and existing investors. Additional Class B shares of the Funds will be issued only in connection with the reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders. The Funds, however, may at any time and without notice, offer or stop offering any of these classes to the general public for investment.

The Trust’s Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds*

Fund	Class A Shares	Class B Shares*	Class C Shares	Class Z Shares
Columbia Acorn Fund	✓	✓	✓	✓
Columbia Acorn International	✓	✓	✓	✓
Columbia Acorn USA	✓	✓	✓	✓
Columbia Acorn Select	✓	✓	✓	✓
Columbia Acorn International Select	✓	✓	✓	✓
Columbia Thermostat Fund	✓	✓	✓	✓

*	Class B shares of the Funds are closed to new investments by new and existing investors. Additional Class B shares of the Funds will be issued only in connection with the reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders. See the prospectuses for the Funds’ Class B shares for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative. The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan under Rule 18f-3 under the 1940 Act.

Voting Rights and Shareholder Meetings

As described in About the Trust, the Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily adheres to certain governance measures contemplated by the SEC’s Order, designed to maintain the independence of the Board, including holding a meeting of shareholders to elect trustees at least every five years. The Trust last held a shareholder meeting to elect Trustees in 2005 and another meeting is scheduled for May 27, 2010.

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, fewer than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as fewer than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, or otherwise as specified in the Trust’s organizational documents. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which are closed to new investments by new and existing investors, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. The Trust may not suspend shareholders’ right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements the information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may honor redemption requests with in-kind distributions of readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Class A shares are offered at net asset value plus varying sales charges. The Fund no longer accepts investments from new or existing investors in Class B shares of the Funds, but Class B shares held by existing shareholders are subject to a CDSC if redeemed within six years of purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Funds’ prospectuses. Class Z shares are offered at net asset value and are not subject to a CDSC. However, generally, if you redeem and/or exchange Class A, B, C or Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, you will be subject to a redemption fee of 2.00% of the redemption proceeds. The redemption fee is described in detail in these Funds’ prospectuses.

The Trust does not have any arrangements with shareholders or other individuals that would permit frequent purchases or redemptions of Fund shares.

Redemption Fees (dollars in thousands)

	Fiscal Year Ended December 31, 2009
	Columbia Acorn International	Columbia Acorn International Select
Redemption fees charged on redemptions retained by the Fund	$259,000	$33,000

	Fiscal Year Ended December 31, 2008
	Columbia Acorn International	Columbia Acorn International Select
Redemption fees charged on redemptions retained by the Fund	$354,000	$171,000

Additional Purchase Rules

Refer to the Fund’s prospectuses for details regarding how to buy, sell and exchange shares of the Funds.

The investment minimums for the Funds’ various share classes are set forth in the Funds’ prospectuses. The investment minimums do not apply under certain circumstances determined by the Funds to be appropriate from time to time, and consistent with the interests of shareholders, including with respect to the following accounts:

•	Class A share accounts resulting from the automatic conversion of Class B shares;

•	Certain specified re-registration of accounts, such as resulting from divorce, death of a shareholder, a change in the shareholder’s broker or certain IRA conversions;

•	Investments by Funds of Funds or state tuition plans organized under Section 529 of the Code; and

•	Positions resulting from the use of a reinstatement provision described in the Funds’ Net Asset Value Eligibility Guidelines.

Tax-Advantaged Retirement Plans (Retirement Plans). The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. Bank of America, N.A. (BANA) is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Privileges of Insurance Company Separate Accounts. Class A shares of a Fund may be sold to an insurance company separate account without the imposition of a front-end sales charge provided that the following conditions are met:

•	The insurance company separate account is either (i) structured as a pool of IRA accounts managed by a sponsoring insurance company or (ii) for the benefit of group retirement plans;

•	The sponsoring insurance company makes shares of the Fund available to its contract owners/investors without the imposition of a sales charge; and

•

The sponsoring insurance company provides services to the investors in the insurance company separate account, including recordkeeping and administrative services, for which the sponsoring insurance company would be compensated by the Trust’s service providers and not by the Fund.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by CMIA.

•	Directors, officers and employees of CMIA, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with CMIA.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

Class A shares of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Although the Columbia Funds are part of a complex that includes funds using the RiverSource, Seligman and Threadneedle brands, the Columbia Funds do not share the same policies and procedures with respect to buying, selling and exchanging shares as those other funds and, except as described below, Columbia Fund shares may not be exchanged for shares of RiverSource, Seligman or Threadneedle funds.

Fund shareholders generally will be eligible to exchange into Class A, B, C and Z shares of RiverSource Cash Management Fund, a money market fund managed by an affiliate of the Advisor.

Investors can buy Class A shares of Columbia Funds without paying a sales charge if the purchase is made with the proceeds from a sale of any Class A, B, C or T shares of a Columbia Fund, within 365 days, up to the amount of the sales proceeds.

In addition, shareholders who purchased shares in the money market fund series of BofA Funds Series Trust, which were formerly referred to as Columbia Money Market Funds (Former Columbia Money Market Funds), on or before April 30, 2010, may within 365 days, using proceeds from the sale of a Former Columbia Money Market Fund, purchase Class A shares of a Columbia Fund without paying a sales charge up to the amount of the sales proceeds of the Former Columbia Money Market Fund.

To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be of the same Columbia Fund. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary; (ii) death occurs following the purchase; and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived (i) on shares sold for medical payments that exceed 7.5% of income, and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 59 1/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met.

Plans of reorganization: At the Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

Each Fund determines its net asset value (NAV) per share for each class, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the Board, the NAV of a Fund should be determined on any such day, in which case the determination will be made at 4:00 p.m. Eastern time.

To calculate the NAV on a given day, a Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, a Fund values the security at the most recently quoted bid price. A Fund values each over-the-counter security as of the last sale price for that day. If a security is traded principally on NASDAQ, the SEC approved NASDAQ official closing price is applied. When the market price of a security is not readily available, including on days when a Fund determines that the sale or bid price of the security does not reflect that security’s market value, a Fund values the security at a fair value determined in good faith under procedures established by the Board.

A Fund values a security at a fair value when an event has occurred after the last available market price and before the close of the NYSE that is expected to materially affect the security’s price. In the case of foreign securities, this could include events occurring after the close of the foreign market where the securities are traded and before the close of the NYSE. When a security is valued at a fair value, the value may be higher or lower than the value used by another fund that uses market quotations to price the same securities. The Trust has retained a systematic independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which NAV is determined. The use of a systematic independent fair value pricing service is intended to and may decrease the opportunities for time zone arbitrage transactions. There can be no assurance that the use of an independent fair value pricing service will successfully decrease arbitrage opportunities. If a security is valued at a “fair value,” that value may be different from the last quoted market price for that security. The Fund’s foreign securities may trade on days when the NYSE is closed.

Shares of the Portfolio Funds are valued at their respective net asset values. The Portfolio Funds generally value securities in their portfolios for which market quotations are readily available at the current market values of those securities (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors or trustees of each Portfolio Fund. If market quotations of Portfolio Funds are not readily available, or if a quotation is determined not to represent a fair value, management will use a method that the Portfolio Fund’s board believes to accurately reflect a fair value.

Each day, newspapers and other reporting services may publish the share prices of mutual funds at the close of business on the previous day. Certain of the Funds and the Portfolio Funds may invest in securities which are primarily listed on foreign exchanges, and therefore may experience trading and changes in NAV on days on which the Funds do not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of a Fund or Portfolio Fund on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or, in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Board. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate on that day. Fund positions for which market quotations are not readily available and other assets are valued at a fair value as determined by the Valuation Committee in good faith under the procedures approved by of the Board.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which a Fund’s NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such a security may occur between such times and the close of the NYSE which may affect the value of the security. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when a significant event has occurred that may affect the securities of a single issuer, such as a merger, bankruptcy or significant issuer specific development; (ii) when a significant event has occurred that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) when a non-significant event has occurred such as a market’s closing early or not opening, security trading halt or pricing of a nonvalued, restricted or nonpublic security.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the printing of this SAI, and all of which are subject to change, including changes with retroactive effect. The following discussion does not address state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts, Individual Retirement Accounts, variable annuity contracts or variable life insurance contracts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax. Investors investing through variable annuity contracts and variable life insurance policies should be aware that an investment in the Fund is expected to be treated as one investment for purposes of the “adequate diversification” requirements of Code Section 817 and the Treasury Regulations thereunder. Such investors are encouraged to consult their tax advisors and financial planners as to the tax consequences of investing in the Fund, including any potential adverse impact on the favorable tax treatment of their variable contract or policy.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership

(defined as a partnership that (a) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (b) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (c) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive activity rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, including, but not limited to, options, futures contracts and swap agreements, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gains Dividends, as defined below). Each Fund generally intends to distribute at least annually its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after December 31 of a given year as if it had been incurred in the succeeding year. U.S. Treasury Regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after December 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year in which it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income or capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue purchase price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues, such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, that income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by the Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income, and net tax-exempt income, (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company.

Rules governing U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends (Capital Gains Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax- free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have owned) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then

(unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or distribution of long-term capital gain. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws. In particular, for taxable years beginning after December 31, 2010, the maximum capital gain rate applicable to long-term capital gains of individuals is scheduled to increase to 20% and the favorable treatment of qualified dividend income is scheduled to expire.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or

(2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source) and (iv) foreign corporations.

Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010, distributions made to foreign shareholders and properly designated by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (ii) that is within certain foreign countries that have inadequate information exchange with the United States or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder, and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain dividends” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

It is currently not known whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain for tax years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, each Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to certain distributions to certain foreign shareholders from a regulated investment company that is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC absent exclusions from the definition thereof for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Generally, a USRPHC is a domestic corporation that holds U.S. real property interests (USRPIs) — USRPIs are defined very generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the above-mentioned exceptions and thus do not expect that these special tax rules will apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund generally serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund Shares
Columbia Acorn Fund Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	15,966,473.4520	13.21%

Columbia Acorn Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	1,220,678.3600	6.36%

Columbia Acorn Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE E. FL 2 JACKSONVILLE, FL 32246-6484	5,242,610.4200	16.34%

Columbia Acorn Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	3,730,552.7520	11.63%

Columbia Acorn Fund Class Z	CHARLES SCHWAB & CO. INC. ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	51,221,559.5510	12.02%

Columbia Acorn Fund Class Z	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO. FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON, KY 41015-1999	33,657,666.9540	7.90%

Columbia Acorn Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	33,575,362.5160	7.88%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund Shares
Columbia Acorn Fund Class Z	STATE OF ILLINOIS EMPLOYEES DEFERRED COMP PLAN ATT: CAROL ARTERBERRY P.O. BOX 19208 SPRINGFIELD, IL 62794-9208	33,815,970.5690	7.70%

Columbia Acorn International Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	4,548,764.3000	26.28%

Columbia Acorn International Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	78,837.8330	7.52%

Columbia Acorn International Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE E. FL 2 JACKSONVILLE, FL 32246-6484	255,220.8760	9.76%

Columbia Acorn International Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	171,535.6810	6.56%

Columbia Acorn International Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	26,992,461.8710	24.15%

Columbia Acorn International Class Z	CHARLES SCHWAB & CO. INC. ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	13,731,484.2030	12.29%

Columbia Acorn International Select Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	939,502.6980	35.78%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund Shares
Columbia Acorn International Select Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	8,973.6730	5.70%

Columbia Acorn International Select Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	46,685.7130	9.18%

Columbia Acorn International Select Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE E. FL 2 JACKSONVILLE, FL 32246-6484	41,040.6780	8.07%

Columbia Acorn International Select Class Z	BANK OF AMERICA NA ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	9,779,717.7010	69.66%

Columbia Acorn International Select Class Z	CHARLES SCHWAB & CO. INC. CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	834,346.8600	5.94%

Columbia Acorn Select Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	4,392,074.3770	19.53%

Columbia Acorn Select Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	197,636.2990	5.28%

Columbia Acorn Select Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE E. FL 2 JACKSONVILLE, FL 32246-6484	738,830.5420	17.35%

Columbia Acorn Select Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	502,774.3300	11.80%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund Shares
Columbia Acorn Select Class Z	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO. FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON, KY 41015-1999	12,558,071.7220	22.38%

Columbia Acorn Select Class Z	BANK OF AMERICA NA ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	11,038,093.6670	19.67%

Columbia Acorn Select Class Z	CHARLES SCHWAB & CO. INC. CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	7,382,304.3380	13.15%

Columbia Acorn USA Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	803,477.7600	9.98%

Columbia Acorn USA Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD, MA 02090-2344	549,413.1430	6.83%

Columbia Acorn USA Class A	MERRILL LYNCH LIFE INSURANCE COMPANY INVESTORS CHOICE IRA 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499-0001	538,733.2710	6.69%

Columbia Acorn USA Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	79,694.7720	10.54%

Columbia Acorn USA Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE E. FL 2 JACKSONVILLE, FL 32246-6484	116,103.5090	7.66%

Columbia Acorn USA Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	87,120.7390	5.75%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund Shares
Columbia Acorn USA Class Z	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO. FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON, KY 41015-1999	15,047,190.4000	29.59%

Columbia Acorn USA Class Z	MAC & CO FBO NY STATE DEFERRED COMP PLAN ATTN: MUTUAL FUNDS OPERATIONS P.O. BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230-3198	6,359,255.5140	12.50%

Columbia Acorn USA Class Z	BANK OF AMERICA NA ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	4,526,700.0310	8.90%

Columbia Acorn USA Class Z	VANGUARD FIDUCIARY TRUST COMPANY LIBERTY ACORN USA P.O. BOX 2600 VALLEY FORGE, PA 19482-2600	3,628,303.8080	7.13%

Columbia Acorn USA Class Z	CHARLES SCHWAB & CO. INC. CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	3,310,595.2890	6.51%

Columbia Thermostat Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	108,311.7480	5.89%

Columbia Thermostat Fund Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA THERMOSTAT NY 529 ATTN: JIM MARIN 245 SUMMER ST FL 3 BOSTON MA 02210-1133	923,394.7370	34.18%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund Shares

Columbia Thermostat Fund Class Z	RALPH WANGER C/O CWAM 227 W. MONROE STREET SUITE 3000 CHICAGO, IL 60606	340,039.63	12.59%

Columbia Thermostat Fund Class Z	CHARLES P. MCQUAID C/O CWAM 227 W. MONROE STREET SUITE 3000 CHICAGO, IL 60606	181,605.75	6.72%

As of March 31, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Fund Balance	Percentage of Fund
Columbia Acorn International Select	BANK OF AMERICA NA ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	9,779,717.7010	56.43%

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and this statement of additional information to determine whether the Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB — rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

A-1

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as ‘‘gilt edge’’. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

A-2

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

A-3

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

A-4

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

A-5

APPENDIX B — THE ADVISOR’S PROXY VOTING POLICY AND PROCEDURES MANUAL

Columbia Wanger Asset Management, L.P. (“CWAM”)

Policy and Procedures Manual

A.	ADMINISTRATION

VOTING CLIENT AND FUND PROXIES

Primary Responsibility	CWAM Stock Analyst/Portfolio Manager

Secondary Responsibility	CWAM Chief Investment Officer

Oversight Responsibility	CWAM Chief Operating Officer and Chief Compliance Officer

Issue Date	8/01/03; as amended by the Columbia Acorn Trust and Wanger Advisors Trust on 12/9/08 and April 30, 2010

POLICY:

All proxies for client securities for which Columbia Wanger Asset Management, L.P. (“CWAM”) has been granted authority to vote shall be voted in a manner considered to be in the best interests of CWAM’s clients, including the Columbia Acorn Funds (“Acorn”) and Wanger Advisor Trust Funds (“WAT”) and their shareholders, without regard to any benefit to CWAM or its affiliates. Where CWAM retains voting authority, as for most client securities, CWAM shall examine each recommendation and vote against management’s recommendation, if, in its judgment, approval or adoption of the recommendation would be expected to impact adversely the current or potential market value of the issuer’s securities. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CWAM shall vote as the client instructs. In limited cases where in CWAM is required to adhere to regulatory restrictions over ownership limits of certain securities, CWAM may delegate voting authority to an independent third party to vote in the shareholders best interest.

CWAM addresses potential material conflicts of interest by having each individual stock analyst review and vote each proxy for the stocks that he/she follows. For those proposals where the analyst is voting against management’s recommendation or where there is a variance from the guidelines contained herein, the CWAM Proxy Committee will determine the vote in the best interest of CWAM’s clients, without consideration of any benefit to CWAM, its affiliates or its other clients.

OVERVIEW:

CWAM’s policy is based upon its fiduciary obligation to act in its clients’ best interests and rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, which impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I.	ACCOUNT POLICIES

Except as otherwise directed by the client, CWAM or ISS, an independent third party delegated to vote in place of CWAM, shall vote as follows:

Separately Managed Accounts

CWAM or ISS shall vote proxies on securities held in its separately managed accounts where the client has given CWAM proxy voting authority. CWAM currently has authority to vote proxies for the Fairfax County Employees’ Retirement System and Fleet Boston Financial Pension Plan but does not have authority to vote proxies for the State of Oregon.

B-1

Columbia Acorn Trust/Wanger Advisors Trust

CWAM or ISS shall vote proxies for portfolio securities held in the Acorn and WAT funds.

CWAM Offshore Funds

CWAM or ISS shall vote proxies on securities held in the Wanger Investment Company PLC (Wanger US Smaller Companies and Wanger European Smaller Companies).

CWAM Subadvised Mutual Fund Accounts

The authority to vote proxies on securities held in the RiverSource International Aggressive Growth and RiverSource International Small Cap Funds is reserved to the client. CWAM or ISS has authority to vote proxies on securities held in the Optimum Small Cap Growth Fund.

II.	PROXY COMMITTEE

CWAM has established a Proxy Committee, which consists of the Chief Investment Officer, the Chief Operating Officer and the Director of Accounting and Operations of CWAM. For proxy voting purposes only, the Proxy Committee will also include the analyst who follows the portfolio security on which to be voted. The director of domestic research may serve as an alternate member for proxy voting purposes and to break a voting tie.

The functions of the Proxy Committee shall include, in part,

(a)	determine proxy votes as warranted under CWAM’s Proxy Voting Policy.

(b)	annual review of this Policy and Procedures Manual to ensure consistency with internal policies and legal and regulatory requirements,

(c)	annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

(d)	development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote on any proposal for which it has responsibility, the Proxy Committee shall act in accordance with the policy stated above.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee’s purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

The Proxy Committee shall furnish to the trustees of Columbia Acorn Trust and of Wanger Advisors Trust copies of any modifications of this Policy and Procedures Manual (including any modification of the Voting Guidelines or Voting Procedures).

III.	VOTING GUIDELINES

Except under limited circumstances (described in Section IV) where CWAM delegates voting power to ISS, the stock analyst who follows the stock reviews all proxies and ballot items for which CWAM has authority to vote. The analyst will consider the views of management on each proposal, and if these views are consistent with the CWAM Proxy Policy, will vote in favor of management. However, each analyst has the responsibility of

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independently analyzing each proposal and voting each proxy item on a case-by-case basis. CWAM votes, to the best of its ability, all proxies for which it receives ballots.

Following are some guidelines CWAM uses with respect to voting on specific matters:

Election of the Board of Directors

CWAM will generally support management’s recommendation for proposals for the election of directors or for an increase or decrease in the number of directors provided a majority of directors would be independent. When director elections are contested, the analyst’s recommendation and vote should be forwarded to the Proxy Committee for a full vote.

Approval of Independent Auditors

CWAM will generally support management in its annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit, non-tax, activities from the company and its affiliates. In those cases, the vote should be forwarded to the Proxy Committee for a full vote.

Compensation and Equity-Based Compensation Plans

CWAM is generally opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have inherently objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired or exercised options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the client.

Stock Purchase Plans

CWAM is generally in favor of employee stock purchase plans where employees are able to purchase stock at or near the market price. Except when excessive dilution is proposed analysts should vote in favor of these proposals without consulting the Proxy Committee.

Corporate Governance Issues

CWAM will generally support resolutions to improve shareholder democracy and reduce the likelihood of management entrenchment or conflict-of-interest. All matters relating to corporate governance will be voted by CWAM on a case-by-case basis using this basic premise. Analyst should vote in favor of proxy items under this premise without consulting the Proxy Committee. If an Analyst is uncertain or believes that a vote should be made contrary to this premise, then the recommendation should be brought to the Proxy Committee for a full vote.

Social and Corporate Responsibility Issues

CWAM believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. However, proposals regarding social issues initiated by shareholders asking the company to disclose or amend certain business practices will be analyzed by the appropriate CWAM stock analyst and evaluated on a case-by-case basis. If an analyst believes that a vote against management is appropriate, he/she should refer the proposal to the full vote by the Proxy Committee.

“Blank Check” Proposals

Occasionally proxy statements ask that shareholders allow proxies to approve any other items in a “blank check” manner. Analysts should vote against such proposals without referring those to the Proxy Committee.

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Majority Election Requirement for Directors

Occasionally proxy statements ask the shareholders to vote on whether to require a majority vote in the case of election of directors. Analysts should vote in favor of these proposals without consulting the Proxy Committee.

Abstention Votes

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries. Oftentimes, there may be language barriers, which will mean that an English translation of proxy information may not be available. Or, a translation must be obtained or commissioned before the relevant shareholder meeting. Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action. In situations like these and in others where CWAM believes that it is uncertain with regards to the information received or because the cost of voting a proxy could exceed the expected benefit, the CWAM analyst may elect to abstain from voting. If an analyst believes that an abstention vote is appropriate, he/she should refer the proposal to the full vote by the Proxy Committee.

Special Issues Voting Foreign Proxies

To vote shares in some countries, shares must be “blocked” by the custodian or depository for a specified number of days before the shareholder meeting. Blocked shares typically may not be traded until the day after the shareholder meeting. CWAM may refrain from voting shares of foreign stocks subject to blocking restrictions where, in the judgment of the CWAM analyst, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. The decision to vote/not vote is made by the CWAM analyst and is generally made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

In cases where the CWAM analyst determines that CWAM should not vote a foreign proxy due to blocking markets, the CWAM librarian (or a substitute) should document the reasons for not voting the proxy.

IV.	VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

For Columbia Acorn Trust and Wanger Advisors Trust

•

CWAM shall use Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS shall provide record keeping services. ISS also will provide its internally generated proxy analysis, which can be used to help supplement the CWAM analyst’s research in the proxy voting process. In limited instances as described later in this section, CWAM may delegate voting power to ISS.

•

On a daily basis, the funds’ custodian shall send ISS a holding file detailing each domestic equity holding held in the funds. Information on equity holdings for the international portfolio shall be sent weekly.

•	ISS shall receive proxy material information from Proxy Edge or State Street Bank for the funds. This shall include issues to be voted upon, together with a breakdown of holdings for the funds.

•	Whenever a vote is solicited, ISS shall send CWAM a request to vote over a secure website. The CWAM librarian (or a substitute) will be responsible to check this website daily. The librarian will

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forward all materials to the appropriate CWAM analyst, who will review and complete the proxy ballot and return to the CWAM librarian or will refer one or more proposals to the Proxy Committee. The analyst will keep documentation (usually copies of email correspondence) of any proposals brought before the Proxy Committee and will instruct the CWAM librarian to vote the proposal in accordance with the Proxy Committee decision. The analyst will file Proxy Committee documentation under G:\Shared\ProxyComm. The CWAM librarian will promptly provide ISS the final instructions as how to vote the proxy. The Librarian will also periodically check to make sure analysts have filed the relevant documentation.

•

ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by the funds on which a vote is solicited unless otherwise directed by the analyst. On a yearly basis (or when requested), CWAM shall receive a report from ISS detailing CWAM’s voting for the previous period on behalf of the funds.

For All Other Accounts For Which CWAM Has Voting Authority

•	CWAM shall use the respective custodian for the account it advises to vote proxies. CWAM shall separately maintain voting records for these accounts.

•

The CWAM librarian will be responsible for obtaining all proxy materials from the custodian, forward these to the appropriate CWAM analyst who will review and complete the proxy ballot and return to the librarian or will refer one or more proposals to the Proxy Committee. The analyst will keep documentation (usually copies of email correspondence) of any proposals brought before the Proxy Committee and will instruct the CWAM librarian to vote the proposal in accordance with the Proxy Committee decision. The analyst will file Proxy Committee documentation under G:\Shared\ProxyComm. The CWAM librarian will promptly provide ISS the final instructions as how to vote the proxy. The Librarian will also periodically check to make sure analysts have filed the relevant documentation.

•

The CWAM librarian will be responsible for recording all voting records onto a spreadsheet, which will comprise the detail of how CWAM voted each proxy on behalf of the respective client. This spreadsheet shall comply with the appropriate record keeping requirements of the applicable rules and will be available to clients upon request.

Delegation of Proxy Voting to an Independent Third Party

From time to time, CWAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CWAM can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits Often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CWAM may delegate proxy voting in certain issuers to ISS, as a qualified, independent third party.

V.	ANNUAL REPORT

CWAM shall submit an annual report to the Board of Trustees of Columbia Acorn Trust and Wanger Adisors Trust addressing the following:

1.	A summary of the Funds’ voting history for the period;

2.	Votes cast contrary to this Policy;

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3.	Votes cast in opposition to management recommendations;

4.	Votes cast in conformity with and in opposition to ISS recommendations;

5.	Votes that involved potential conflict of interests;

6.	Missed and withheld votes;

7.	An assessment of the quality of service provided by ISS, as well as the reasonableness of its fees;

8.	Significant matters considered by CWAM’s Proxy Committee; and

9.	Recommendations for changes to this Policy.

The annual report should be submitted as soon as practicable after the close of the proxy voting season which normally concludes in June.

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APPENDIX C — INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in this case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial), entered into settlement agreements with the SEC and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings.

On November 7, 2008, the Advisor acquired J.&W. Seligman & Co., Inc. (“Seligman”). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as Columbia Management Investment Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the

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foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Appendix B – Statement of Additional Information for Class I shares of the Buying Fund dated September 27, 2010, each SAI as supplemented.

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COLUMBIA ACORN TRUST

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn International®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn® Fund

ColumbiaSM Thermostat Fund®

(each, a “Fund”)

Supplement dated November 15, 2010 to the statement of additional information

(“SAI”) for Class A, B, C and Z shares dated May 1, 2010, and to the SAI for

Class I Shares dated September 27, 2010, each SAI as supplemented

Charles P. McQuaid, President and Chief Investment Officer of Columbia Wanger Asset Management, LLC (“Columbia WAM”) and lead portfolio manager of Columbia Acorn Fund and Columbia Thermostat Fund, will take a three-month sabbatical from January 14 through March 31, 2011. Accordingly the SAIs for the Funds are hereby supplemented as follows:

•

In the section entitled Investment Advisory and Other Services – The Adviser and Investment Advisory Services, the table under the sub-heading Portfolio Managers of the Adviser is revised to reflect the following:

P. Zachary Egan	Columbia Acorn International Columbia Acorn Fund(1)
Charles P. McQuaid	Columbia Acorn Fund(1) Columbia Thermostat Fund(2)
Robert A. Mohn	Columbia Acorn Fund(1) Columbia Acorn USA Columbia Thermostat Fund(2)

(1)  Mr. McQuaid, lead portfolio manager of Columbia Acorn Fund, will take a three-month sabbatical from January 14 through March 31, 2011. During this time, Mr. Mohn will assume lead portfolio management of Columbia Acorn Fund and Mr. Egan will serve as co-manager of the Fund. On April 1, 2011, Mr. McQuaid will resume his role as lead portfolio manager, and Mr. Mohn will resume his role as co-manger, of Columbia Acorn Fund.

(2)  Mr. McQuaid, lead portfolio manager of Columbia Acorn Fund will take a three-month sabbatical from January 14 through March 31, 2011. During this time, Mr. Mohn will assume responsibility for the portfolio management of Columbia Thermostat Fund. On April 1, 2011, Mr. McQuaid will resume his role as lead portfolio manager of Columbia Thermostat Fund.

•

In the section entitled Investment Advisory and Other Services – The Adviser and Investment Advisory Services, the following is added as a new footnote to the table under the sub-heading Performance Benchmarks:

(*)  Mr. McQuaid, lead portfolio manager of Columbia Acorn Fund and Columbia Thermostat Fund, will take a three-month sabbatical from January 14 through March 31, 2011. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Managers of the Adviser.

•

In the section entitled Fund Governance – The Board, the following is added as a footnote to the first row of the table under the sub-heading Interested Trustee and Trustee Emeritus Biographical Information:

(**)  Mr. McQuaid will take a three-month sabbatical from January 14 through March 31, 2011. Mr. McQuaid will continue in his role as a member of the Board during his sabbatical.

Shareholders should retain this Supplement for future reference.

C-6519-1 A (11/10)

COLUMBIA ACORN TRUST

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn International®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn® Fund

ColumbiaSM Thermostat Fund®

(the “Funds”)

Supplement dated October 26, 2010 to the statement of additional information (“SAI”)

for Class A, B, C and Z shares of the Funds dated May 1, 2010, as supplemented,

and to the SAI for Class I shares of the Funds dated September 27, 2010

•

The last two paragraphs in the section of each SAI entitled Purchase, Redemption and Pricing of Shares — Purchase and Redemption — Front-End Sales Charge Waivers are deleted in their entirety and replaced with the following disclosure:

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

Shareholders should retain this Supplement for future reference.

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Columbia Management®

COLUMBIA ACORN TRUST

Class I Shares

STATEMENT OF ADDITIONAL INFORMATION

September 27, 2010

Equity Funds	Class I Shares
Columbia Acorn Fund	—
Columbia Acorn International	—
Columbia Acorn USA	—
Columbia Acorn Select	—
Columbia Acorn International Select	—

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated September 27, 2010. Class I shares of the Fund commenced operations as of the date of this SAI and do not yet have financial statements to report. The most recent annual reports for the Funds, which include audited financial statements for the Funds’ Class A, Class B, Class C and Class Z Shares, dated December 31, 2009, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiafunds.com.

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SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

For purposes of any electronic version of this SAI, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this SAI.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Wanger Asset Management, LLC

Adviser	Columbia Wanger Asset Management, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

AMEX	American Stock Exchange

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

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Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Acorn Funds, the Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., as that term is defined under Form N-1A, including the Columbia Funds Family

Columbia Funds Family	The mutual fund complex that is comprised of the open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., including funds using the Columbia, RiverSource, Threadneedle and Seligman brands

Columbia Funds	The funds using the Columbia, RiverSource, Seligman and Threadneedle brands, including the Columbia Acorn Funds, within the Columbia Funds Family

Columbia Management	Columbia Management Investment Advisers, LLC

Columbia WAM	Columbia Wanger Asset Management, LLC, the Adviser and the Administrator

Custodian or State Street	State Street Bank and Trust Company

Distributor	Columbia Management Investment Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

FDIC	Federal Deposit Insurance Corporation

Fitch	Fitch Investors Service, Inc.

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

FSF	Financial service firm, otherwise known as a financial intermediary

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Fund(s) of Funds	One or more of the “funds of funds” in the Columbia Funds Family, including Columbia Thermostat Fund, that invests its assets in a mix of underlying funds

GNMA	Government National Mortgage Association

GSAL	Goldman Sachs Agency Lending, the Funds’ securities lending agent

Independent Trustee(s)	The Trustee(s) of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

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Interested Trustee(s)	The Trustee(s) of the Board who are “interested persons” of the Funds as defined in the 1940 Act

International/Global Equity Fund(s)	One or more of the international/global equity funds in the Columbia Funds Family

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser

IRS	United States Internal Revenue Service
LIBOR	London Interbank Offered Rate

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Investment Distributors, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

State Street	State Street Bank and Trust Company

Sub-Administrator	Columbia Management

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust	Columbia Acorn Trust, the open-end registered investment company to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

4

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family.

The Trust was organized as a Massachusetts business trust on April 21, 1992 as successor to The Acorn Fund, Inc., which became the Columbia Acorn series of Funds. Prior to October 13, 2003, the Trust was named Liberty Acorn Trust, and prior to September 29, 2000, it was named Acorn Investment Trust.

Each of the Funds is a series of the Trust. Each of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn International Select operates as a diversified management investment company. Columbia Thermostat Fund, also a series of the Trust, is a Fund of Funds that operates as a diversified management investment company. Columbia Acorn Select operates as a non-diversified management investment company, but may not do so at all times. Each of the Funds has a fiscal year end of December 31st.

Each Fund offers four classes of shares: Class A, Class C, Class I and Class Z shares. Effective February 29, 2008, the Funds no longer accept investments from new or existing investors in Class B shares of the Funds. See the prospectuses for Class B shares of the Funds for details.

On September 29, 2000, the Funds changed their names, respectively, to Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty. Effective October 13, 2003, the Funds and the Trust changed their names to their current names.

The Trust is not required to hold annual meetings of shareholders, but special meetings may be called for certain purposes. The Trust voluntarily adheres to certain governance measures contemplated by the SEC’s Order in the matter of Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. (former service providers to the Funds), dated February 9, 2005 (the “SEC Order”), designed to maintain the independence of the Board, including holding a meeting of shareholders to elect trustees at least every five years. The last such meeting was held May 27, 2010. Shareholders receive one vote for each Fund share held. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together, except when required by law to vote separately by Fund or by class. Shareholders owning in the aggregate 10 percent or more of Trust shares may call meetings to consider removal of Trustees of the Trust. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting.

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ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Adviser and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Adviser and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Columbia Acorn Fund may not, as a matter of fundamental policy:

1. Invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years’ operation (including predecessors);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures [the Fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets];

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6. Pledge, mortgage or hypothecate its assets, except in connection with permitted borrowings;

7. Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition;

8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

11. Sell securities short or maintain a short position, except short sales “against the box;”

12. Participate in a joint or on a joint or several basis in any trading account in securities;

13. Invest in companies for the purpose of management or the exercise of control;

14. Issue any senior security except to the extent permitted under the Investment Company Act of 1940;

15. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

Columbia Acorn International may not, as a matter of fundamental policy:

1. With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. The Fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets;

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6. Underwrite the distribution of securities of other issuers; however the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition;

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

10. Sell securities short or maintain a short position, except short sales “against the box;”

11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Columbia Acorn USA may not, as a matter of fundamental policy:

1. With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government securities;

4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

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Neither Columbia Acorn Select nor Columbia Acorn International Select may, as a matter of fundamental policy:

1. With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at the time of investment) in securities is of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities [this restriction applies only to Columbia Acorn International Select];

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. With respect to 50% of the value of the Fund’s total assets, purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund’s holdings of that issuer to exceed 5% of the Fund’s total assets [this restriction applies only to Columbia Acorn Select];

4. Invest more than 25% of its total assets in a single issuer (other than U.S. government securities);

5. Invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities);

6. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

7. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

8. Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

9. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

10. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

11. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

12. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Non-Fundamental Investment Policies

Each Fund, as a matter of non-fundamental policy, may not:

1. Acquire securities of other registered investment companies except in compliance with the 1940 Act;

2. Invest in companies for the purpose of management or the exercise of control;

3. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days; or

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4. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities.

Each Fund, except Columbia Acorn Fund, as a matter of non-fundamental policy, may not: pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures.

Each of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select, as a matter of non-fundamental policy, may not: acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections (12)(d)(1)(F) or (G) of the 1940 Act.

Each of Columbia Acorn Fund, Columbia Acorn International and Columbia Acorn USA, as a matter of non-fundamental policy, may not: invest more than 10% of its total assets (valued at the time of investment) in restricted securities, and in any event subject to the Fund’s policy regarding investments in illiquid securities.

Each of Columbia Acorn Fund and Columbia Acorn Select, as a matter of non-fundamental policy, may not: invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers.

Each of Columbia Acorn International and Columbia Acorn International Select, as a matter of non-fundamental policy, may not: invest more than 25% of its total assets in domestic securities, under normal market conditions.

Columbia Acorn USA, as a matter of non-fundamental policy, may not:

1. Under normal circumstances, invest less than 80% of its net assets (plus any borrowings for investment purposes) in domestic securities [the Fund will notify shareholders at least 60 days prior to any change in this policy]; or

2. Invest more than 10% of its total assets (valued at the time of investment) in securities of foreign issuers, not including securities represented by American Depository Receipts.

Columbia Acorn International Select, as a matter of non-fundamental policy, may not: under normal circumstances, invest less than 65% of its net assets in the securities of foreign companies based in developed markets outside the United States.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for each Fund certain types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of its total assets in such security type.

Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. Each Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Adviser: (i) believes that the market conditions are not favorable for

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profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. The Adviser currently expects that substantially all of each Fund’s assets will be invested in accordance with its principal investment strategies. As a result, the Funds expect to remain substantially exposed to the equity markets.

See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	Acorn Fund	Acorn USA	Acorn Select	Acorn International	Acorn International Select
Asset-Backed Securities	✓	✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates	✓	✓	✓	✓	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓
Dollar Rolls
Foreign Currency Transactions	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓
Guaranteed Investment Contracts
Illiquid Securities	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓
Investments in other Investment Companies	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Mortgage-Backed Securities
Municipal Securities
Participation Interests	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓	✓	✓

U.S. Government and Related Obligations	✓	✓	✓	✓	✓

Variable- and Floating-Rate Obligations

Warrants and Rights	✓	✓	✓	✓	✓

When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓

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Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Securities, Permissible Fund Investments — Zero Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk is the risk that a holder of securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, and are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

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Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or NASDAQ. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Under normal conditions, the common stock investments of the Funds (as a percent of total assets) are allocated as follows:

	U.S. Companies Maximum	Foreign Companies Maximum
Fund
Columbia Acorn Fund	no limit	up to 33%
Columbia Acorn International	up to 25%	no limit
Columbia Acorn USA	no limit	up to 20%*
Columbia Acorn Select	no limit	up to 33%
Columbia International Select	up to 25%	no limit

*	Not including securities represented by American Depositary Receipts.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

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Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to

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similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carry a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

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Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

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Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would

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receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing higher levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

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Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in

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the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Adviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary

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market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

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A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price

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movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Adviser will be successful in doing so.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

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The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes,

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a Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to

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deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to a Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a

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specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

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Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

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Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. The Funds purchase and sell certain foreign currency forward contracts designed to align the Funds more closely with the foreign currency exposures of their primary benchmarks, without the necessity of changes to their equity portfolios. The Funds do not, however, typically engage in hedging of foreign currency risk against the U.S. dollar, though the portfolio manager is not precluded from employing that strategy. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. A Fund may use forward contracts to buy or sell a foreign currency or U.S. dollars when the Adviser believes it has exposure to a foreign currency or U.S. dollars which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure or the U.S. dollar. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position for a fixed dollar amount. A Fund will not attempt to hedge all of its foreign portfolio positions.

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Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

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Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Under normal conditions, the Funds’ investments in foreign companies (as a percent of total assets) are allocated as follows:

Fund	Total	Developed Countries	Emerging Markets
Columbia Acorn Fund	no more than 33%	no limit	no limit
Columbia Acorn International	at least 75%	no limit	no limit
Columbia Acorn USA	no more than 20%*	no limit	no limit
Columbia Acorn Select	no more than 33%	no limit	no limit
Columbia Acorn International Select	at least 75%	no limit	no more than 35%

*	Not including securities represented by American Depositary Receipts.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

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Illiquid Securities

Illiquid securities are defined by a Fund consistent with the SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact — either positive or negative — on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances in which investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds and master-feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by the fund. Such other investment companies may include exchange-traded funds (ETFs), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

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Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services—Other Roles and Relationships of Ameriprise Financial and its Affiliates—Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many low and below investment grade securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven

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days at approximately the price at which they are valued by the Trust) pursuant to policies approved by the Board. Low and below investment grade securities that are restricted and not determined to be liquid may be more difficult to value or sell than other low and below investment grade securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating rate obligations and may be publicly placed or privately offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by the GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. See Permissible Investments — U.S. Government and Related Obligations.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are

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applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option,

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at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

A Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with the relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

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Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind or step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the

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prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and the offer and sale of which are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities normally cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned

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by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation (FICC), and only with respect to the highest quality securities such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of a Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which a Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing a Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, a Fund’s ability under contract to terminate the repurchase agreement. The risks associated with counterparty and broker insolvency are significantly decreased when a Fund enters into repurchase agreements with the FICC.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

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Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGERS are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the Federal Deposit Insurance Corporation (FDIC) (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program

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(TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. The FDIC believes that it is the view of the staff of the SEC that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under the Section 3(a)(2) of the 1933 Act because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is no track record for securities guaranteed under the TLGP, it is uncertain how such securities will trade in relation to U.S. Treasury and government agency securities in terms of yield spread and volatility of such spread, and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss of the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities and instrumentalities historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. Both sell mortgage-related securities that contain guarantees as to timely payment of interest and principal. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced certain additional steps intended to stabilize FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, money market instruments, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

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Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Adviser may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

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Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Trust maintains a line of credit in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Funds would be subject to each Fund’s restrictions on borrowing. See About the Fund’s Investments — Fundamental and Non-Fundamental Investment Policies.

Short Sales

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Columbia Acorn Fund and Columbia Acorn International may not sell securities short or maintain a short position, except short sales “against the box.” Other Funds under certain circumstances, may engage in short

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sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Adviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not

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including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Each Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker/dealers, banks or other institutional borrowers of securities that the Funds’ the securities lending agent (GSAL) has determined are creditworthy under guidelines established by the Trustees. The Funds will pay a portion of income earned on lending transactions to their securities lending agent, and also may pay administrative and custodial fees in connection with loans of securities. The cost of administering the program is included in fees paid by the Funds to the Administrator.

The Funds receive collateral, in the form of cash, equal to at least 102% under normal circumstances, of the value of the securities loaned. Loans are subject to termination at any time by the Funds or a borrower. When a Fund lends portfolio securities, payments in lieu of dividends made by the borrower to the Fund do not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

A lending Fund does not have the right to vote loaned securities. In accordance with the procedures adopted by the Board, a lending Fund will attempt to call all loaned securities back to permit the exercise of voting rights, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled. In the event of bankruptcy or other default of a borrower, a Fund could experience delays both in liquidating the loan collateral and in recovering the loaned securities and could sustain losses, including: (i) decline in the value of the collateral or in the value of the securities loaned during the period the Fund seeks to enforce its rights thereto; (ii) lower than expected levels of income and lack of access to income during that period; (iii) expenses of enforcing the Fund’s rights; and (iv) losses on the investment or reinvestment of cash collateral.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the most recent annual reports for the Funds, dated December 31, 2009, which are incorporated by reference into this SAI.

Under normal conditions, the portfolio turnover rates for Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select are expected to be below 50%, and for Columbia Acorn International and Columbia Acorn International Select are expected to be below 75% and 100%, respectively.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and trading strategies by the Funds, the Adviser, Columbia Management and their affiliates (the Policies). The Policies are designed to prevent any disclosure of confidential Fund portfolio holdings information that could harm the Funds and their shareholders. The Policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to public disclosure which is: (1) the business day next

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following the posting of such information on the Columbia Funds website at www.columbiafunds.com; or (2) the time a Fund discloses the information in a publicly available SEC filing required to include such information. As described below, the Policies provide for certain limited exceptions that allow for disclosure of Fund portfolio holdings information in advance of public dissemination only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Policies prohibit Ameriprise Financial, the Adviser and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings information or trading strategies in violation of the Policies or from entering into any agreement to disclose portfolio information in exchange for any form of consideration. The Policies incorporate and adopt the supervisory controls and recordkeeping requirements established in the Adviser’s Policies. The Adviser has also adopted policies and procedures to monitor for compliance with the Policies.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds website at www.columbiafunds.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which a Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current. The Funds’ complete holdings are disclosed at www.columbiafunds.com as of a month-end approximately 30 calendar days after such month-end. In addition, the largest 10 to 15 holdings of each Fund are usually available sooner, approximately 15 calendar days after each month-end. Purchases and sales of the Funds’ portfolio securities can take place at any time, so the portfolio holdings information available to the website may not always be current. The scope of the information disclosed at www.columbiafunds.com pursuant to the Policies relating to each Fund’s portfolio securities also may change from time to time, without prior notice.

The Funds file their portfolio holdings with the SEC for each fiscal quarter on either Form N-CSR (with respect to each annual period and semiannual period) or Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year). Shareholders may obtain the Funds’ Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided at the Columbia Funds website at www.columbiafunds.com. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

The Funds, the Adviser, Ameriprise Financial or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, financial advisors or other parties. In addition, certain advisory clients of the Adviser that follow a strategy similar to that of a Fund have access to their own custodial account’s portfolio holdings information before such Fund posts its holdings on the Columbia Funds website at www.columbiafunds.com. It is possible that when clients observe transactions in their own accounts, they may infer transactions of the Funds prior to public disclosure of Fund transactions.

Other Disclosures

Pursuant to the Policies, the Funds may selectively disclose their portfolio holdings information in advance of public disclosure on a confidential basis to various Fund service providers that require such information for the legitimate business purpose of assisting the Funds with day-to-day business affairs. Neither the Funds nor Ameriprise Financial, the Adviser or their affiliates receive compensation or consideration from the service

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providers for the portfolio holdings information. In addition to Ameriprise Financial, the Adviser and their affiliates, including Threadneedle International Limited, these service providers are listed below:

IDENTITY OF RECIPIENT	PURPOSE OF DISCLOSURE	FREQUENCY OF DISCLOSURE
Wilshire Associates	Supports performance analysis software.	Daily

State Street	Funds’ Custodian; receives trade files containing information for the Funds.	Daily

Sikich ICS	Host of the Funds’ Trustee website.	Monthly

GIS Ltd. (MFACT)	Provides support for the Adviser’s accounting systems.	As needed, generally less than twice per year

ITG (formerly known as Macgregor)	Provides support for the Adviser’s trading system.	As needed, generally less than twice per year

Factset Research Data Systems, Inc.	Provides quantitative analysis, charting and fundamental data to investment, marketing, performance and distribution personnel.	Daily

Merrill Corporation	Printer for the Funds’ prospectuses, SAIs, supplements and sales materials.	Quarterly

RR Donnelley Financial	Printer for the Funds’ prospectuses, SAIs, supplements and sales materials.	Quarterly

GSAL	Funds’ securities lending agent.	As needed in connection with the Funds’ securities lending program

Institutional Shareholder Services, Inc. (ISS)	Proxy service provider to the Funds. Holdings are only redistributed by ISS through voting the shares held and within the Funds’ N-PX filings.	Daily

K&L Gates LLP	Legal counsel to the Funds.	As needed

Drinker Biddle & Reath LLP	Legal counsel to the Independent Trustees.	As needed

ING Insurance Company	Provides quarterly fact sheets.	Quarterly

PricewaterhouseCoopers LLP	Funds’ independent registered public accounting firm, providing audit services, tax return review services, and assistance in connection with the review of various SEC filings.	As needed

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Pursuant to agreements in such form as the Chief Compliance Officer (CCO) of the Funds may require, these service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

The Funds have authorized the Adviser’s President (and his designated subordinates) to make appropriate disclosures of the Funds’ holdings to certain Ameriprise Financial affiliates (to provide monitoring of compliance with codes of ethics and to monitor various holdings limitations that must be aggregated with affiliated funds, among other purposes), to provide the Custodian, sub-custodians and pricing service with daily trade information, to disclose necessary portfolio information to the Funds’ proxy service. The Funds have also authorized the Adviser’s President and Chief Operating Officer (and their designated subordinates) to disclose portfolio information to independent auditors in connection with audit procedures. In addition, the Funds have authorized Ameriprise Financial and the Adviser’s President (and his designated subordinates) to disclose necessary information to printing firms engaged by Ameriprise Financial to prepare periodic reports to Fund shareholders.

The Adviser uses a variety of broker/dealers and other agents to effect securities transactions on behalf of the Funds. These broker/dealers become aware of the Funds’ intentions, transactions and positions, in performing their functions. Further, the Funds’ ability to identify and execute transactions in securities is dependent, in part, on information provided to the Adviser by broker/dealers who are market makers in certain securities or otherwise have the ability to assist the Funds in executing their orders. To facilitate that process, the Board has authorized the Adviser’s President and Director of Global Trading (and their designated subordinates) to disclose portfolio information or anticipated transactions to broker/dealers who may execute Fund transactions. This disclosure is limited to that information necessary to effect the Funds’ securities transactions and assist the Adviser in seeking to obtain best execution.

The CCO is responsible for implementation of the Policies. The CCO is required to report to the Board any violations of the Policies that come to his attention and may approve non-public disclosures of a Fund’s portfolio holdings. Such disclosure must be consistent with the Policies in that it furthers a legitimate business purpose of a Fund, is therefore in the best interests of that Fund’s shareholders and is appropriately reported to the Board.

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INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Investment Advisory Services

Columbia Wanger Asset Management, LLC (the Adviser) (operating as a limited partnership prior to May 1, 2010 and named Wanger Asset Management, L.P. prior to September 29, 2000), serves as the investment adviser for the Funds, the series of Wanger Advisors Trust and other institutional accounts. The Adviser and its predecessors have managed mutual funds, including Columbia Acorn Fund, since 1992.

As of August 31, 2010, the Adviser had assets under management of approximately $26.7 billion.

The Adviser is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Adviser is a registered investment adviser and wholly owned subsidiary of Ameriprise Financial. Prior to May 1, 2010, when the long-term asset management business of Columbia Management Group, LLC, including 100% of the Adviser, was acquired by Ameriprise Financial, the Adviser was a wholly owned subsidiary of Bank of America. Prior to April 1, 2004, when FleetBoston Financial Corporation (Fleet) was acquired by Bank of America, Columbia Management Group, LLC was a wholly owned subsidiary of Fleet.

Under the 1940 Act, the May 1, 2010 closing of the acquisition of the Adviser by Ameriprise Financial (the Closing) caused the Funds’ investment advisory agreement with the Adviser dated August 1, 2007 (the Prior Advisory Agreement) to terminate. At a special meeting held on May 27, 2010, as recommended by the Board, shareholders approved the Investment Advisory Agreement, which took effect immediately and will continue in effect through July 31, 2011 and thereafter will continue from year to year until terminated by either party, so long as it is specifically approved at least annually by either the Board or by a vote of the majority of the outstanding shares of the Fund and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Board approved an interim investment advisory agreement (the Interim Advisory Agreement) with the Adviser for each Fund, which became effective as of the Closing and which remained in effect until the May 27, 2010 shareholder approval of the Investment Advisory Agreement. The terms of the Interim Advisory Agreement were the same as those of the Prior Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement.

The Investment Advisory Agreement generally provides that, subject to the overall supervision and control of the Board, the Adviser shall have supervisory responsibility for the general management and investment of the Funds’ assets and will endeavor to preserve the autonomy of the Trust. Under the Investment Advisory Agreement, the Adviser is authorized to make decisions to buy and sell securities and other assets for the Funds, to place the Funds’ portfolio transactions with broker-dealers and to negotiate the terms of such transactions including brokerage commissions on brokerage transactions on behalf of the Funds. The Adviser is authorized to exercise discretion within the Trust’s policy concerning allocation of its portfolio brokerage, as permitted by law, and in so doing shall not be required to make any reduction in its investment advisory fees. The Adviser is required to use its best efforts to seek to obtain the best overall terms available for portfolio transactions for each Fund. See Brokerage Allocation and Other Practices—General Brokerage Policy, Brokerage Transactions and Broker Selection.

The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under the Investment Advisory Agreement. The Trust pays all compensation of the Independent Trustees.

Under the Investment Advisory Agreement, the Adviser is not liable for any loss suffered by a Fund or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of the Adviser or any of its affiliates in the performance of the Adviser’s duties under the agreement, except for (i) with respect to acts or omissions in respect of investment activities, liability resulting from willful misfeasance, bad faith, reckless disregard or gross negligence, and (ii) with respect to all other matters, liability resulting from bad faith, intentional misconduct or negligence, on the part of the Adviser or its affiliates.

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A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement is available in the Funds’ semiannual report to shareholders for the fiscal period ended June 30, 2010.

Advisory Fee Rates and Fees Paid

The Funds pay the Adviser an annual fee for its investment advisory services as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in each Fund’s prospectuses. The advisory fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The advisory fee rates payable to the Adviser under the Investment Advisory Agreement are identical to those payable under the Prior Advisory Agreement. The Adviser may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Adviser received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Adviser and the fees waived/reimbursed by the Adviser, where applicable, for the three most recently completed fiscal periods.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2008	Fiscal Year Ended December 31, 2007
Columbia Acorn Fund
Gross Advisory Fee	$77,909,000	$102,490,000	$130,904,000
Amount Waived/Reimbursed by the Adviser	$0	$0	$0
Net Advisory Fee	$77,909,000	$102,490,000	$130,904,000
Columbia Acorn International
Gross Advisory Fee	$26,444,000	$35,928,000	$40,665,000
Amount Waived/Reimbursed by the Adviser	$0	$0	$0
Net Advisory Fee	$26,444,000	$35,928,000	$40,665,000
Columbia Acorn USA
Gross Advisory Fee	$9,677,000	$11,321,000	$14,381,000
Amount Waived/Reimbursed by the Adviser	$0	$0	$0
Net Advisory Fee	$9,677,000	$11,321,000	$14,381,000
Columbia Acorn Select
Gross Advisory Fee	$12,761,000	$19,180,000	$23,344,000
Amount Waived/Reimbursed by the Adviser	$0	$0	$0
Net Advisory Fee	$12,761,000	$19,180,000	$23,344,000
Columbia Acorn International Select
Gross Advisory Fee	$3,039,000	$2,439,000	$2,123,000
Amount Waived/Reimbursed by the Adviser	$5,000	$0	$0
Net Advisory Fee	$3,034,000	$2,439,000	$2,123,000

The Adviser has voluntarily agreed to reimburse a portion of the expenses of Columbia Acorn Select and Columbia Acorn International Select (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Custodian, so that ordinary operating expenses do not exceed 1.35% and 1.45% respectively, of the average daily net assets for all share classes, on an annualized basis. This arrangement may be modified or terminated by either the Adviser or a Fund on 30 days notice to the other.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Adviser who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Adviser who are responsible for the Funds are:

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Portfolio Manager(s) of the Adviser

Portfolio Manager	Fund
Ben Andrews	Columbia Acorn Select

P. Zachary Egan	Columbia Acorn International

Charles P. McQuaid	Columbia Acorn Fund

Louis J. Mendes	Columbia Acorn International

Robert A. Mohn	Columbia Acorn Fund Columbia Acorn USA

Christopher J. Olson	Columbia Acorn International Select

Compensation

For services performed through December 31, 2009, and paid in February 2010, the portfolio managers received all of their compensation from the Adviser and its then parent company, Columbia Management Group, LLC. Ben Andrews, P. Zachary Egan, Charles P. McQuaid, Louis J. Mendes, Robert A. Mohn and Christopher J. Olson each received compensation in the form of salary and incentive compensation. For the 2009 calendar year, all of an analyst’s or portfolio manager’s incentive compensation was paid in cash. The Columbia WAM total incentive compensation pool was based on formulas, with investment performance of individual portfolio managers and certain analysts, plus firm-wide investment performance, as primary drivers.

For services performed for the 2010 calendar year and generally paid in early 2011, the portfolio managers, analysts and other key employees of Columbia WAM will receive all of their compensation in the form of salary and incentive compensation provided in whole by Ameriprise Financial. Typically, a high proportion of an analyst’s or portfolio manager’s incentive compensation will be paid in cash with a smaller proportion going into two separate incentive plans. The first plan is a notional investment based on the performance of certain Columbia Funds, including the Columbia Acorn Funds. The second plan consists of Ameriprise Financial restricted stock and/or options. Both plans vest over three years from the date of issuance. Also, as part of the overall incentive for 2010, the portfolio managers, analysts and other key employees of Columbia WAM may receive additional compensation — a substantial portion of which will be deferred or paid in shares of funds managed by Columbia WAM — based on performance and continued employment through December 15, 2010.

Portfolio managers and key analysts are positioned in compensation tiers based on cumulative performance of the portfolios/stocks that they manage. Portfolio manager performance is measured versus primary portfolio benchmarks. Analyst performance is measured versus a custom benchmark for each analyst. One- and three-year performance periods primarily drive incentive levels. Incentive compensation varies by tier and can range from between a fraction of base pay to a multiple of base pay, the objective being to provide very competitive total compensation for high performing analysts and portfolio managers. Incentives are adjusted up or down up to 15% based on qualitative performance factors, which include investment performance impacts not included in benchmarks such as industry (or country) weighting recommendations, plus adherence to compliance standards, business building, and citizenship. Other analysts’ incentives are also based on performance versus benchmarks, though they are less formulaic in order to emphasize investment process instead of initial investment results. The qualitative factors discussed above are also considered. These analysts participate in an incentive pool which is based on a formula primarily driven by firm-wide investment performance.

In addition, the incentive amounts available for the entire pool for 2011 and 2012 will be adjusted up or down based upon the increase/decrease in Columbia WAM revenues versus an agreed upon base revenue amount. Investment performance, however, impacts incentives far more than revenues. Columbia WAM determines incentive compensation, subject to review by Ameriprise Financial.

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Performance Benchmarks

Portfolio Manager	Benchmark(s)
Ben Andrews	S&P MidCap 400® Index (primary benchmark) and S&P 500® Index

P. Zachary Egan	S&P Global Ex-U.S. between $500M and $5B® Index (primary benchmark), the S&P Global Ex-U.S. SmallCap® Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index

Charles P. McQuaid (Columbia Acorn Fund)	Russell 2500 Index (primary benchmark), the S&P 500® Index and the Russell 2000 Index

Louis J. Mendes	S&P Global Ex-U.S. between $500M and $5B® Index (primary benchmark), the S&P Global Ex-U.S.® SmallCap Index and the MSCI EAFE Index

Robert A. Mohn (Columbia Acorn Fund)	Russell 2500 Index (primary benchmark), the S&P 500® Index and the Russell 2000 Index

Robert A. Mohn (Columbia Acorn USA)	Russell 2000 Index (primary benchmark)

Christopher J. Olson	S&P Developed Ex-U.S. between $2B and $10B® Index (primary benchmark) and the MSCI EAFE Index

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Adviser managed, as of December 31, 2009, in addition to the Funds and the funds of Wanger Advisors Trust.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Ben Andrews	0	$0	0	$0	4	$5,695,734
P. Zachary Egan	2	$201,568,406	0	$0	5	$1,677,144
Charles P. McQuaid	0	$0	0	$0	5	$825,942,045
Louis J. Mendes	2	$201,568,406	0	$0	5	$2,353,182
Robert A. Mohn	1	$110,695,968	1	$76,721,840	5	$831,462,143
Christopher J. Olson	0	$0	0	$0	6	$1,284,871

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

As of December 31, 2009, none of the Fund’s portfolio managers managed an account for which the advisory fee was based on performance.

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Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each Fund’s portfolio manager(s), as of December 31, 2009.

Portfolio Manager Ownership of the Funds as of December 31, 2009

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Ben Andrews	Columbia Acorn Select Columbia Acorn International	over $1,000,000 $1 — $10,0000

P. Zachary Egan	Columbia Acorn Fund Columbia Acorn International Columbia Acorn International Select Columbia Acorn Select	$10,001 — $50,000 $500,001 — $1,000,000 10,001 — $50,000 $1 — $10,000

Charles P. McQuaid	Columbia Acorn Fund Columbia Acorn International Columbia Acorn USA Columbia Acorn Select Columbia Acorn International Select	over $1,000,000 over $1,000,000 over $1,000,000 over $1,000,000 $500,001 — $1,000,000

Louis J. Mendes	Columbia Acorn Fund Columbia Acorn International Columbia Acorn Select	$10,001 — $50,000 $500,001 — $1,000,000 $10,001 — $50,000

Robert A. Mohn	Columbia Acorn Fund Columbia Acorn International Columbia Acorn USA Columbia Acorn Select Columbia Acorn International Select	$100,001 — $500,000 $500,001 — $1,000,000 $100,001 — $500,000 $100,001 — $500,000 $10,001 — $50,000

Christopher J. Olson	Columbia Acorn International Select	$100,001 — $500,000

The Adviser’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Adviser and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), if any, may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Adviser’s Code of Ethics and certain limited exceptions, the Adviser’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

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A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Adviser and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Adviser are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Adviser’s portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of the Adviser and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

The Administrator

Columbia WAM (which is also the Adviser) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator provides certain administrative services to each Fund, including: (i) maintaining the books and records, including financial and corporate records, of the Trust, and providing pricing and bookkeeping services to the Funds; (ii) supervising the preparation and filing of registration statements, notices, reports, proxy statements, tax returns and other documents, as deemed necessary or desirable by the Trust; (iii) overseeing and assisting in the coordination of the performance of administrative and third party professional services rendered to the Funds, including the Funds’ securities lending agent; (iv) providing corporate secretarial services and data processing facilities and

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calculating and arranging for notice and payment of distribution to shareholders; (v) developing and implementing procedures to monitor each Fund’s compliance with regulatory requirements and with each Fund’s investment policies and restrictions; (vi) providing for the services of employees of the Administrator who may be appointed as officers of the Trust; and (vii) providing services to shareholders of the Funds. The Administration Agreement may be terminated by the Board or Columbia WAM upon 60 days written notice. The Administrator has the power under the Administration Agreement to delegate some or all of its responsibilities to others, at the Administrator’s expense. The Administrator retains responsibility for any services it delegates.

The Administrator has delegated a majority of its responsibilities under the Administration Agreement to Columbia Management, as the Funds’ Sub-Administrator. The Sub-Administrator provides certain of the above enumerated services to the Funds, and receives a fee from the Administrator for such services.

Administration Fee Rates and Fees Paid

Columbia WAM receives compensation for its administration services, which is computed daily and paid monthly as a percentage of the average daily net assets of each Fund at the annual rates shown in each Fund’s prospectuses.

The following chart shows the administration fees paid to CWAM for the three most recently completed fiscal years.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2008	Fiscal Year Ended December 31, 2007
Columbia Acorn Fund
Administration Fee	$5,179,000	$6,317,000	$7,739,000
Columbia Acorn International
Administration Fee	$1,459,000	$1,850,000	$2,012,000
Columbia Acorn USA
Administration Fee	$477,000	$518,000	$632,000
Columbia Acorn Select
Administration Fee	$666,000	$942,000	$1,110,000
Columbia Acorn International Select
Administration Fee	$138,000	$103,000	$85,000

The Administrator did not waive or reimburse any Fund’s administration fees for the fiscal years ended December 31, 2009, December 31, 2008 or December 31, 2007.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) serves as the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Prior to May 1, 2010, Columbia Management Distributors, Inc. (CMD) served as the principal underwriter and distributor of the shares of the Funds.

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Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to each Fund after approval by the Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by (i) the Board, or (ii) a majority vote of the Funds’ outstanding securities, provided that in either instance, the continuance is also approved by the majority of the Independent Trustees who are not parties to the agreement, by vote cast in person at a meeting called for the purpose of voting such approval. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by CMD, the former distributor of the Funds’ shares, as well as amounts CMD retained during the Funds’ three most recent fiscal years.

Underwriting Commissions Paid by the Funds and Retained by CMD

	Class A Shares Fiscal Year Ended December 31, 2009
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select
Aggregate initial sales charges on Fund share sales	$1,309,125	$377,949	$45,595	$181,610	$49,837
Initial sales charges retained by CMD	$200,550	$58,351	$6,730	$27,468	$7,436
Aggregate CDSC on Fund redemptions retained by CMD	$152	$1,735	$0	$9	$0

	Class B Shares Fiscal Year Ended December 31, 2009
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select
Aggregate CDSC on Fund redemptions retained by CMD	$300,064	$59,565	$14,025	$99,190	$6,363

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	Class C Shares Fiscal Year Ended December 31, 2009
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select
Aggregate CDSC on Fund redemptions retained by CMD	$28,853	$7,380	$382	$2,343	$3,319

	Class A Shares Fiscal Year Ended December 31, 2008
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select
Aggregate initial sales charges on Fund share sales	$1,224,108	$774,459	$54,094	$172,731	$201,424
Initial sales charges retained by CMD	$198,970	$123,746	$7,897	$27,531	$32,509
Aggregate CDSC on Fund redemptions retained by CMD	$40	$9,514	$71	$2,086	$10,199

	Class B Shares Fiscal Year Ended December 31, 2008
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select
Aggregate CDSC on Fund redemptions retained by CMD	$951,222	$121,029	$45,446	$277,619	$16,237

	Class C Shares Fiscal Year Ended December 31, 2008
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select
Aggregate CDSC on Fund redemptions retained by CMD	$51,799	$41,572	$3,603	$19,921	$5,962

	Class A Shares Fiscal Year Ended December 31, 2007
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select
Aggregate initial sales charges on Fund share sales	$2,343,953	$1,768,186	$98,318	$1,062,549	$248,990
Initial sales charges retained by CMD	$386,833	$299,327	$17,021	$183,541	$41,004
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by CMD	$16,504	$1,925	$0	$221	$13

	Class B Shares Fiscal Year Ended December 31, 2007
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select
Aggregate CDSC on Fund redemptions retained by CMD	$1,192,598	$80,700	$64,252	$208,425	$13,444

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	Class C Shares Fiscal Year Ended December 31, 2007
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select
Aggregate CDSC on Fund redemptions retained by CMD	$59,994	$23,338	$2,088	$24,929	$3,229

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Adviser, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Adviser and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Adviser and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Adviser’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Adviser’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Adviser’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates, are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Adviser, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Adviser and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Adviser and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Management) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their

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fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Adviser and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Adviser or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Adviser, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Adviser, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Adviser has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Adviser and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services — The Adviser and Investment Advisory Services — Portfolio Manager(s) — The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Adviser, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Adviser or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another

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advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Adviser and Investment Advisory Services — Portfolio Manager(s) — The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/ managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Adviser endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Adviser’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Adviser has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Adviser and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Adviser’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Adviser and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

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Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Ameriprise Financial and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, an affiliate of Ameriprise Financial may sell securities to the Funds from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Ameriprise Financial Activities

Regulatory restrictions applicable to Ameriprise Financial and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Ameriprise Financial and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Ameriprise Financial and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Ameriprise Financial or its affiliates served as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Ameriprise Financial and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Adviser of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Adviser.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

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Ameriprise Financial and its affiliates, including the Adviser, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Adviser and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) acts as Transfer Agent for each Fund’s shares and can be contracted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Each Fund pays the Transfer Agent an annual fee of $17.00 per open account, payable monthly for transfer agency services. In addition, each Fund reimburses the Transfer Agent for the sub-transfer agency fees and expenses it pays to third party dealer firms and transfer agents that maintain omnibus accounts with the Fund (sub-transfer agency fees), subject to a cap equal to 0.05% of the Fund’s net assets represented by the account. Each Fund also reimburses the Transfer Agent for the Fund’s allocable portion of certain reimbursable out-of-pocket expenses, which fees are approved by the Trustees from time to time, including networking account fees paid to dealer firms by the Transfer Agent on shareholder accounts established or maintained pursuant to the National Securities Clearing Corporation’s (NSCC) networking system. In addition, the Transfer Agent also may retain as additional compensation for its services all the Transfer Agent revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to the balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, One Lincoln Street, Boston, MA 02111, is the Custodian of the Funds’ assets. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. The Adviser and Columbia Management supervise State Street in such matters as the purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the United States are maintained in the custody of State Street or other domestic banks or depositories. Portfolio securities purchased outside of the United States are maintained in the custody of foreign banks and trust companies who are members of State Street’s Global Custody Network and foreign depositories (foreign sub-custodians).

With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund’s foreign sub-custodial arrangements. Accordingly, an investors should recognize that the noninvestment risks involved in holding assets abroad are greater than those associated with holding assets in the U.S.

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The Funds may invest in obligations of State Street and may purchase securities from or sell securities to State Street.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at One North Wacker, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm, providing audit services, tax return review services and assistance and consultation in connection with the review of various SEC filings. The reports of the Funds’ independent registered public accounting firm and the audited financial statements included in the Funds’ annual reports to shareholders dated December 31, 2009 are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

K&L Gates LLP serves as counsel to the Funds. Drinker Biddle & Reath LLP serves as counsel to the Independent Trustees. K&L Gates LLP is located at 1601 K Street, N.W., Washington, DC 20006. Drinker Biddle & Reath LLP is located at One Logan Square, Suite 200, Philadelphia, PA 19103.

Securities Lending Agent

GSAL, 125 High Street, Oliver Street Tower, Suite 1700, Boston, MA 02110, is the Funds’ securities lending agent. As such, GSAL is responsible, among other things for: entering into and maintaining securities loan agreements with borrowers; negotiating fees with borrowers; delivering securities to borrowers; receiving collateral from borrowers in connection with loans; and investing cash collateral in accordance with instructions received from the Adviser.

Distribution Plan

The Trustees have approved a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each of the Funds’ share classes, except Class Z and Class I. Under the Distribution Plan, each Fund pays the Distributor monthly service and distribution fees at the annual rates described in the prospectuses for that Funds’ Class A, Class B and Class C shares. The Distributor may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial intermediaries and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. Effective February 29, 2008, the Funds no longer accept investments from new or existing investors in Class B shares of the Funds. See the prospectuses for Class B shares of the Funds for details.

The Distribution Plan authorizes payments by the Funds to the Distributor and its affiliates (including the Adviser) with respect to the Funds’ Class A, Class B and Class C shares to the extent that such payments might be construed to be indirect financing of the distribution of those shares.

The Board believes the Distribution Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as its continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees that have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments

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of the Plan must be approved by the Trustees in the manner described above. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

During the most recently completed fiscal year, CMD, the former distributor of the Funds’ shares, received distribution and service fees from the Funds for its services as reflected in the following table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended December 31, 2009

Fund	Class A Shares	Class B Shares	Class C Shares
Columbia Acorn Fund
Distribution and Service Fee	$6,042,000	$3,969,000	$6,373,000

Columbia Acorn International
Distribution and Service Fee	$1,076,000	$279,000	$676,000

Columbia Acorn USA
Distribution and Service Fee	$372,000	$162,000	$269,000

Columbia Acorn Select
Distribution and Service Fee	$1,086,000	$581,000	$769,000

Columbia Acorn International Select
Distribution and Service Fee	$137,000	$29,000	$98,000

Codes of Ethics

The Funds, the Adviser and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Adviser the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Adviser, the Board reviewed and approved the policies and procedures adopted by the Adviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Adviser, its affiliates, its other clients or other persons.

The Adviser’s policy is that all proxies for Fund securities must be voted in a manner considered by the Adviser to be in the best interest of the Funds and their shareholders without regard to any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Adviser also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Adviser determines the best interest of the Funds in light of the potential economic return on the Funds’ investment. The Adviser submits an annual report to the Board addressing various proxy voting matters, including, among other matters, votes cast contrary to the Adviser’s general voting guidelines,

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votes involving potential conflicts of interest and significant issues considered by the Adviser’s Proxy Voting Committee (Proxy Committee). In certain circumstances, the Adviser’s policies permit the Adviser to abstain on votes or refrain from voting with respect to shares of foreign stocks.

The Adviser seeks to address potential material conflicts of interest by having predetermined voting guidelines and by having each individual stock analyst review and vote each proxy for the stocks that he or she follows. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of the Adviser’s equity investments, equity research, compliance and administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on an annual basis, the Adviser’s proxy voting policies to ensure consistency with internal and regulatory agency policies, and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained Institutional Shareholder Services (ISS), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services, vote disclosure services and independent proxy voting services.

Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds website, www.columbiafunds.com, (ii) by calling Columbia Funds at 800.426.3750 or (iii) through the SEC’s website at www.sec.gov. For a copy of the Adviser’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Fund, see Appendix B to this SAI.

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FUND GOVERNANCE

The Board

The following table provides basic information about the Trustees, including their names, the date each was first elected or appointed to office, the principal business occupations of each during at least the last five years and other directorships held. Each Trustee also serves as a trustee of Wanger Advisors Trust, another open-end investment company, the series of which also are managed by the Adviser. The mailing address of each Trustee is: c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

Independent Trustee Biographical Information

Name, Position Held with the Trust and Age at August 31, 2010	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Laura M. Born, 45, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; Managing Director — Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	10	Wanger Advisors Trust

Michelle L. Collins, 50, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director, Svoboda Capital Partners LLC, 1998-2006.	10	Bucyrus International Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (provider of technology products and services) until October 2007; Wanger Advisors Trust

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Name, Position Held with the Trust and Age at August 31, 2010	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Maureen M. Culhane, 61, Trustee	2007	Retired; formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	10	Wanger Advisors Trust

Margaret M. Eisen, 57, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009; Wanger Advisors Trust

John C. Heaton, 50	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; financial consultant.		Wanger Advisors Trust

Steven N. Kaplan, 50, Trustee and Vice Chairman	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research); Wanger Advisors Trust

David C. Kleinman, 74, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Wanger Advisors Trust

Allan B. Muchin, 74, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Wanger Advisors Trust

David B. Small, 53	2010	Managing Director, Chairman of Investment Committee, Grosvenor Capital Management, L.P. (investment adviser).		Wanger Advisors Trust

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Name, Position Held with the Trust and Age at August 31, 2010	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
James A. Star, 49, Trustee and Chairman	2006	President, Longview Asset Management LLC (investment adviser) since 2003; associated with Longview or its predecessors and affiliates since 1994.	10	Wanger Advisors Trust

Interested Trustee and Trustee Emeritus Biographical Information

Name, Position Held with the Trust and Age at August 31, 2010	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Charles P. McQuaid(1), 57, Trustee and President	1992	President and Chief Investment Officer, Columbia WAM or its predecessors since October 2003; associated with Columbia WAM or its predecessors as an investment professional since 1978.	10	Wanger Advisors Trust

Ralph Wanger, 76, Trustee Emeritus(2)	1970	Founder, Columbia WAM. Formerly, director, Wanger Investment Company PLC 1997-2010; President, Chief Investment Officer and portfolio manager, Columbia WAM or its predecessors, 1978-2003; Consultant to Columbia WAM or its predecessors, September 2003-September 2005.	10	Wanger Advisors Trust

*	Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the Trust’s predecessor.
(1)	Mr. McQuaid is an “interested person” of the Trust and of the Adviser, as defined in the 1940 Act, because he is an officer of the Trust and of the Adviser.
(2)	As permitted under the Trust’s By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

The Board and its Committees

Responsibilities

The Board has overall management responsibility for the Funds. The Trustees are responsible for supervising and overseeing the management and operation of the Trust. Each Trustee serves a term of unlimited

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duration, provided that at all times a majority of Trustees has been elected by shareholders. However, it is expected that every five years the Trustees will call a meeting of shareholders to elect Trustees. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after such appointment, have been elected by shareholders. Shareholders may remove a Trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A Trustee may be removed with or without cause upon the vote of a majority of the Trustees.

Leadership Structure

The Board is currently composed of eleven trustees, ten of whom are Independent Trustees and one of whom is an Interested Trustee. The chairman of the Board, James A. Star, is an Independent Trustee. Charles P. McQuaid is considered an Interested Trustee because he is an officer of the Funds and of the Adviser. Mr. Wanger is Trustee Emeritus of the Trust, in which capacity he serves as a non-voting member of the Board.

Each trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See Trustee Experience below. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of Independent Trustees (75%) is appropriate and in the best interest of Fund shareholders. The Trustees also believe that having Mr. McQuaid serve as an Interested Trustee brings management and financial insight that is important to certain of the Board’s decisions and also in the best interest of shareholders.

•

Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the Independent Trustees and meetings in executive session help prevent conflicts of interest from occurring and allow the Independent Trustees to deliberate candidly and constructively separately from management in a manner that affords honest disagreement and critical questioning.

•

Executive Committee. The Trustees believe that having an Executive Committee allows for expeditious action when the delay necessary to convene a full Board meeting could cause the Funds to miss business opportunities, fail to fulfill regulatory obligations or for other reasons. Actions taken by the Executive Committee generally are ratified by the full Board at its next meeting, ensuring that the Executive Committee acts in the best interests of Fund shareholders and in the absence of conflicts of interest.

The Board has established eight standing committees: the Executive Committee, the Audit Committee, the Valuation Committee, the Contract Committee, the Governance Committee, the Investment Performance Analysis Committee, the Compliance Committee and the Securities Lending Committee. The Trustees believe that the number of standing committees, as well as the composition and scope of activities of each committee, is appropriate. The functions, responsibilities and composition of each committee are set forth below.

Committee	Members	Function	Number of Meetings in 2009
Audit	Michelle L. Collins (chair) Laura M. Born John C. Heaton David C. Kleinman	Makes recommendations to the Board regarding the selection of independent auditors for the Trust, confers with the independent auditors regarding the scope and results of each audit and carries out the provisions of its charter.	2

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Committee	Members	Function	Number of Meetings in 2009

Compliance	Margaret M. Eisen (chair) Laura M. Born Michelle L. Collins Steven N. Kaplan David C. Kleinman David B. Small James A. Star	Provides oversight of the monitoring processes and controls regarding the Trust with respect to legal, regulatory and internal rules, policies, procedures and standards, other than those relating to accounting matters and oversees compliance by the Funds’ service providers.	5

Contract	Laura M. Born (chair) Maureen M. Culhane Margaret M. Eisen David B. Small James A. Star	Makes recommendations to the Board regarding the continuation or amendment of the investment advisory agreements between the Trust and the Adviser and other agreements with third party service providers.	3

Executive	James A. Star Charles P. McQuaid Allan B. Muchin Steven N. Kaplan	Exercises powers of the Board during intervals between meetings of the Board, with certain exceptions.	1

Governance	Allan B. Muchin (chair) Michelle L. Collins Steven N. Kaplan James A. Star	Makes recommendations to the Board regarding committees of the Board and committee assignments, the composition of the Board, the compensation of the Independent Trustees and candidates for election as Independent Trustees; oversees the process for evaluating the functioning of the Board, including addressing potential conflicts of interest; and monitors the performance of counsel to the Funds and the Independent Trustees and makes recommendations to the Independent Trustees regarding the selection of their counsel.	8

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Committee	Members	Function	Number of Meetings in 2009
Investment Performance Analysis	Steven N. Kaplan (chair) Maureen M. Culhane John C. Heaton David C. Kleinman Allan B. Muchin David B. Small Charles P. McQuaid (ex-officio*)	Monitors and reviews the investment performance of each Fund; develops an appropriate framework for measuring, comparing and assessing Fund performance; provides interpretation of performance information in connection with Fund advisory contracts; makes proposals to the Adviser regarding Fund investment objectives, policies and limitations; and acts as a liaison between the Adviser and the Board in overseeing and discussing investment-related issues.	5

Valuation	Charles P. McQuaid (chair) Maureen M. Culhane John C. Heaton Laura M. Born (alternate) Michelle L. Collins (alternate) Margaret M. Eisen (alternate) Steven N. Kaplan (alternate) David C. Kleinman (alternate) Allan B. Muchin (alternate) James A. Star (alternate) Bruce H. Lauer (alternate, representative of Columbia WAM)	Determines fair valuations of portfolio securities held by any Fund in instances as required by the valuation procedures adopted by the Board, and carries out the provisions of its charter.	31

Securities Lending	Maureen M. Culhane (chair) Margaret M. Eisen John C. Heaton Steven N. Kaplan	Meets from time to time to consider matters related to the Funds’ securities lending program.	4

*	Non-voting member.

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The charter of the Governance Committee is provided in Appendix G. The Governance Committee’s policy with respect to considering Trustee candidates recommended by shareholders and the procedures to be followed by shareholders in submitting such recommendations are set forth in the charter. The Governance Committee has stated that the principal criterion for the selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees.

The Governance Committee believes that the Board should be comprised of Trustees who represent a broad cross section of backgrounds, skills and experience, and that each Trustee should generally exhibit stature and experience commensurate with the responsibility of representing the Funds. The Governance Committee periodically reviews the membership of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees. The Governance Committee follows the process it deems appropriate under the circumstances. Generally, the Committee identifies Trustee candidates from references provided by the Independent Trustees and others, including nominees recommended by shareholders, and evaluates them through a process of questionnaires and multiple interviews. Through this process, the Governance Committee seeks to identify candidates who meet the particular needs of the Board at the time based on the existing make up of the Board. In addition, counsel to the Independent Trustees analyzes each Independent Trustee candidate to ensure that the candidate meets the independence requirements of the 1940 Act. The Trustees believe that the Board’s process for nominating Trustees effectively produces the best candidates with a diversity of qualities, experience, backgrounds and complementary skills, and that the composition of the Board allows the Board, as a body, to oversee the Funds in a manner that is consistent with the best interests of Fund shareholders.

Although the Adviser, the Trustees, or shareholders may submit suggestions for Independent Trustee candidates to the Governance Committee, neither the Governance Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation to the Trust’s Secretary. The Secretary will forward any such recommendation to the Chairman of the Governance Committee promptly upon receipt.

Risk Oversight

In December 2008, the Board directed the Compliance Committee to develop a comprehensive approach to risk oversight. The Compliance Committee, working with the Funds’ CCO and the Adviser, developed a detailed risk reporting methodology that includes a dashboard report relating to, among other matters, investment risk, credit risk, liquidity risk, counterparty risk, compliance risk and operational risk. Currently, the Board and the Compliance Committee receive and review the risk reporting data on a quarterly basis. The Board will continue to assess the most effective means of implementing this reporting mechanism so that it provides the data that is most relevant to the Board in the exercise of its risk oversight role.

The Audit Committee also plays an important role in the Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee ensures that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations. In addition, the Investment Performance Analysis Committee provides the Board with information relevant to assessing risk oversight by monitoring and reviewing the Funds’ performance metrics, including measurements of risk-adjusted returns, and by regularly conferring with the Adviser on performance-related issues. The Securities Lending Committee also receives regular reports from its third-party securities lending consultant regarding the risks associated with the Funds’ securities lending program, including counterparty risk and liquidity.

The Funds’ CCO reports to the Compliance Committee and to the Board at least quarterly regarding compliance and legal risk concerns. In addition to his quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant

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compliance and legal risk issues affecting the Funds during meetings with the Independent Trustees and counsel. The CCO updates the Board on the application of the Fund’s compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

Trustee Experience

The following is a description of the material attributes, skills and experiences that relate to the suitability of each Trustee to serve on the Board. In addition to these factors, a Trustee is required to possess certain other qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a Trustee’s fiduciary obligations with respect to a registered investment company. The Board and Governance Committee believe that each of the Trustees possesses these characteristics in addition to other attributes discussed below.

Laura M. Born. Ms. Born has experience with financial, accounting, regulatory and investment matters as well as an understanding of the securities markets and industry, through her educational background, position for many years as an investment banker at a major investment banking firm and through her position with the University of Chicago, Booth School of Business where she serves as an adjunct assistant professor of finance. Ms. Born has experience analyzing and evaluating financial statements of issuers as a result of her investment banking experience, which the Board believes qualifies her to serve on the Audit Committee. Ms. Born also is familiar with the functions of the Board and its oversight responsibilities with respect to the Adviser and other Fund service providers as a result of her service as an Independent Trustee for the past three years.

Michelle L. Collins. Ms. Collins has investment, business, regulatory and finance experience, having worked as a general partner and managing director of a private equity firm and as principal in an investment banking firm, advising mid-sized growth companies on capital formation and business combinations. She has experience preparing, analyzing and evaluating financial statements, including financial statements of investment advisers and private equity funds. Ms. Collins has served as an audit committee member in many instances and as the audit committee chair of an operating company. Therefore, the Board believes that Ms. Collins is qualified to serve on the Audit Committee. Ms. Collins has experience serving as a board member, including as a current director, of two public operating companies and several non-profit boards. Ms. Collins also has served as an Independent Trustee for the past two years and therefore understands the functions of the Board and its oversight responsibilities with respect to the Adviser and other Fund service providers.

Maureen M. Culhane. Ms. Culhane has financial, regulatory and investment experience through her positions as an executive with a large asset management firm, as a vice president of finance and treasurer of a Fortune 100 company, and as a principal of a pension and investment management consulting firm whose clients included, among others, Fortune 100 companies and state pension plans. Ms. Culhane has experience serving as a board member of a public operating company. She also is experienced in Board operations as well as oversight of the Adviser and other Fund service providers as a result of her service as an Independent Trustee for the past three years.

Margaret M. Eisen. Ms. Eisen has experience with financial, regulatory and investment matters as a result of her position as as a managing director of two large corporate pension funds and asset management firms. She also acquired such experience through her position as a managing director of the CFA Institute, which sets standards for measuring competence and integrity in the fields of portfolio management and investment analysis. Ms. Eisen has experience with board functions through her position as a director of a public operating company. Ms. Eisen also is familiar with the operations of the Board and oversight of the Adviser and other Fund service providers through her service as an Independent Trustee for the past eight years.

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John C. Heaton. Mr. Heaton is experienced with investment matters as a result of his educational background and academic experience as a professor of finance at the University of Chicago, Booth School of Business. Mr. Heaton has particular experience analyzing investment performance as a result of his financial consulting positions with the investment committees of certain private funds. His consulting experience has focused on matters involving trading litigation, securities pricing, pension fund allocation and fund management. Mr. Heaton also has numerous academic publications in the fields of economics and finance.

Steven N. Kaplan. Mr. Kaplan has experience with investment, accounting and finance matters through his educational background and academic position as a professor of finance at the University of Chicago, Booth School of Business where he teaches finance and business economics classes to masters and doctoral candidates. Mr. Kaplan has experience with board functions, as well as experience in the investment management industry, through his position as a director of a public operating company that provides independent investment research regarding mutual funds and investment advisers. Mr. Kaplan also is familiar with the operations of the Board and oversight of the Adviser and other Fund service providers through his service as an Independent Trustee for the past 11 years.

David C. Kleinman. Mr. Kleinman has experience with investment, finance and accounting matters through his educational background; his employment by a major automobile company related to pension fund investments; his academic position as an adjunct professor of strategic management at the University of Chicago, Booth School of Business since 1971, where he has taught courses in investments, finance and corporate strategy; as well as his business consulting assignments. Mr. Kleinman understands general board functioning through his service as a director of a public operating company and six private companies. In addition, Mr. Kleinman has experience analyzing and evaluating financial statements of issuers as a result of his academic experience and consulting assignments and his service on the audit committees of four companies. Therefore, the Board considers that Mr. Kleinman is qualified to serve on the Audit Committee. Mr. Kleinman has served as an Independent Trustee for over 38 years and therefore understands board functions as well as the oversight role of the Board with respect to the Adviser and other Fund service providers.

Allan B. Muchin. Mr. Muchin has experience with business and regulatory matters, having served as a practicing tax attorney for over 40 years and chairman of a large law firm for over 30 years. Mr. Muchin has served as an Independent Trustee for 12 years and as chair of the Governance Committee for over 10 years. Mr. Muchin also has served as a director and chairman of multiple non-profit organizations. As such, he has significant experience in Board operations, generally, as well as in oversight of the Adviser and other Fund service providers.

David B. Small. Mr. Small has experience with investments, investment performance analysis and risk management issues faced by investment advisers and mutual funds, as well as the general operations of these firms, as a result of his position as a portfolio manager and principal of a large registered investment adviser. In his position, Mr. Small has shared management responsibility for portfolio and risk management as well as for evaluation, selection, and monitoring of investment strategies and managers. Prior to his current position, Mr. Small was founder, chief executive officer and chief financial engineer of a software firm specializing in the development of portfolio risk management and trading support software.

James A. Star. Mr. Star has experience with investment, business, finance and accounting matters as a result of his positions as president and portfolio manager of an entity that makes direct investments in securities and allocates capital to other investment managers. Earlier in his career, Mr. Star was a portfolio manager and investment analyst for a registered investment adviser that advised, among other clients, a leading mutual fund family. Mr. Star formerly practiced corporate and securities law and has experience with board operations generally, as a result of his past chairmanship of a privately-owned operating company as well as from his directorships with many non-profit organizations. In addition, Mr. Star has served as an Independent Trustee for four years and Chairman of the Board since October 2009. He also served as the immediate past chairman of the Investment Performance Analysis Committee.

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Charles P. McQuaid. Mr. McQuaid has investment, business, finance and regulatory experience through his position as president, chief investment officer and director of research of the Adviser. Mr. McQuaid has served as an Interested Trustee for 17 years and therefore has significant experience with Board operations and understands the business of the Adviser.

Ralph Wanger. Mr. Wanger has investment, business, finance and regulatory experience through his position as founder of the Adviser as well as his position as former chief investment officer and portfolio manager of the firm. Mr. Wanger understands Board operations though his service on the Board for over 40 years. Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended December 31, 2009

Name of Trustee	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Aggregate Compensation from the Trust(*)	Total Compensation from Columbia Funds Complex Paid to Independent Trustees
Laura M. Born	$78,123	$21,692	$7,108	$2,005	$10,013	$119,801	$135,450
Michelle L. Collins	$63,562	$17,486	$5,761	$1,611	$8,103	$97,234	$109,900
Maureen M. Culhane	$64,606	$17,585	$5,832	$1,597	$8,209	$98,564	$111,350
Margaret M. Eisen	$97,108	$26,862	$8,833	$2,478	$12,434	$148,789	$168,200
Jerome Kahn, Jr.(1)	$66,606	$18,259	$6,028	$1,676	$8,482	$101,800	$115,050
Steven N. Kaplan(2)	$75,996	$20,875	$6,883	$1,919	$9,687	$116,212	$131,350
David C. Kleinman	$74,644	$20,567	$6,760	$1,889	$9,521	$114,216	$129,100
Allan B. Muchin	$74,473	$20,378	$6,752	$1,871	$9,491	$113,802	$128,600
Robert E. Nason(3)	$51,315	$13,437	$4,523	$1,142	$6,406	$77,448	$87,350
James A. Star	$93,360	$25,909	$8,520	$2,393	$11,979	$143,186	$161,900
John A. Wing(4)	$108,689	$30,040	$9,891	$2,777	$13,908	$165,305	$188,250

(*)	Includes compensation from Columbia Thermostat Fund, a series of the Trust.
(1)

During the fiscal year ended December 31, 2009, Mr. Kahn deferred $66,606 of his compensation from Columbia Acorn Fund, $18,259 of his compensation from Columbia Acorn International, $6,028 of his compensation from Columbia Acorn USA, $1,676 of his compensation from Columbia Acorn International Select, $$8,482 of his compensation from Columbia Acorn Select, and $115,050 of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At December 31, 2009 the value of Mr. Kahn’s account under the plan was $1,341,792. Mr. Kahn served as a Trustee through December 2009.

(2)

During the fiscal year ended December 31, 2009, Mr. Kaplan deferred $37,998 of his compensation from Columbia Acorn Fund, $10,438 of his compensation from Columbia Acorn International, $3,442 of his compensation from Columbia Acorn USA, $960 of his compensation from Columbia Acorn International Select, $4,844 of his compensation from Columbia Acorn Select, and $65,675 of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At December 31, 2009 the value of Mr. Kaplan’s account under the plan was $579,961.

(3)

During the fiscal year ended December 31, 2009, Mr. Nason deferred $36,595 of his compensation from Columbia Acorn Fund, $9,587 of his compensation from Columbia Acorn International, $3,243 of his compensation from Columbia Acorn USA, $830 of his compensation from Columbia Acorn International Select, $4,575 of his compensation from Columbia Acorn Select, and $62,350 of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At December 31, 2009 the value of Mr. Nason’s account under the plan was $1,184,303. Mr. Nason served as a Trustee through June 2009.

(4)

During the fiscal year ended December 31, 2009, Mr. Wing deferred $108,689 of his compensation from Columbia Acorn Fund, $30,040 of his compensation from Columbia Acorn International, $9,891 of his compensation from Columbia Acorn USA, $426 of his compensation from Columbia Acorn International Select, $13,908 of his compensation from Columbia Acorn Select, and $188,250 of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At December 31, 2009 the value of Mr. Wing’s account under the plan was $997,246. Mr. Wing served as a Trustee through February 2010.

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Interested Trustee Compensation for the Fiscal Year Ended December 31, 2009

Name of Trustee	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Aggregate Compensation from the Trust(*)	Total Compensation from Columbia Funds Complex Paid to Independent Trustees
Charles P. McQuaid	$0	$0	$0	$0	$0	$0	$0
Ralph Wanger**	$51,133	$13,962	$4,617	$1,267	$6,503	$78,061	$88,200

(*)	Includes compensation from Columbia Thermostat Fund, a series of the Trust.
(**)

During the fiscal year ended December 31, 2009, Mr. Wanger deferred $51,133 of his compensation from Columbia Acorn Fund, $13,962 of his compensation from Columbia Acorn International, $4,617 of his compensation from Columbia Acorn USA, $1,267 of his compensation from Columbia Acorn International Select, $6,503 of his compensation from Columbia Acorn Select, and $88,200 of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At December 31, 2009 the value of Mr. Wanger’s account under the plan was $361,467.

The officers and Trustees affiliated with the Adviser serve without any compensation from the Trust. The Trust and Wanger Advisors Trust have adopted a deferred compensation plan for the Independent Trustees and Mr. Wanger. Under the plan, any Trustee who is not an “interested person” of the Trust or the Adviser (participating Trustees) and Mr. Wanger may defer receipt of all or a portion of their compensation as Trustees in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating Trustee is credited to a book reserve account as of the business day such compensation would have been paid to such Trustee. The value of a participant’s deferral account at any time is equal to the value that the account would have had if the contributions to the account had been invested in Class Z shares of one or more of the Funds or in shares of the RiverSource Cash Management Fund (or, prior to May 1, 2010, certain affiliated money market funds), as designated by the participant. If a participating Trustee retires, the Trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating Trustee dies, any amount payable under the Plan will be paid to that Trustee’s designated beneficiaries. Each Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.

Pursuant to the settlements discussed in the section entitled Management of the Fund — Certain Legal Matters in each Fund’s prospectuses, at least 75% of the Board must meet the independence standards set forth in the settlements (certain of those standards being more restrictive than those contained in the 1940 Act and rules thereunder and that generally prohibit affiliations with certain affiliates of the Adviser). Those independence standards are referred to as “super-independence” standards. The chairman of the Board must meet even more stringent independence standards. Certain other conditions in the settlements generally require that:

•

No action may be taken by the Board (or any committee thereof) unless such action is approved by a majority of the members of the Board or the committee who meet the super-independence standards. If any action proposed to be approved by a majority of the Independent Trustees is not approved by the full Board, the Trust is required to disclose the proposal and the vote in its shareholder report for that period;

•	Beginning in 2005 and not less than every fifth calendar year thereafter, the Trust must hold a meeting of shareholders to elect Trustees*; and

•

The Board must appoint either (a) a full-time senior officer who reports directly to the Board with respect to his or her responsibilities, including (i) monitoring compliance with federal and state securities, applicable state laws respecting potential or actual conflicts of interest and fiduciary duties, and applicable codes of ethics and compliance manuals, (ii) managing the process by which management fees to be charged to the Funds are negotiated and (iii) preparing, or directing the preparation of, a written evaluation of, among other things, management fees charged to the Funds and

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to institutional and other clients, profit margins of the Adviser and its affiliates from supplying services to the Funds and possible economies of scale or (b) an independent compliance consultant and an independent fee consultant with similar responsibilities.**

The Agreement and Declaration of Trust (the Declaration of Trust) provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

*	The Trust last held a meeting of shareholders on May 27, 2010 to elect Trustees.
**	At a meeting of the Board held on February 18, 2005, a majority of the Trustees at that time, other than interested persons of the Trust or the Adviser, found Promontory Financial Group LLC not unacceptable to serve as the independent compliance consultant (ICC) to the former distributor of the Funds. At a meeting of the Board held on November 16, 2004, the Trustees at that time unanimously voted to appoint Robert P. Scales as the Senior Vice President of the Trust and to designate Mr. Scales as the individual responsible for performing the duties and responsibilities of the Senior Officer as set forth in the Assurance of Discontinuance dated February 9, 2005, as discussed in the section entitled Management of the Fund — Certain Legal Matters in each Fund’s prospectuses.

Beneficial Equity Ownership

As of August 31, 2010, the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Plan, stated as one of the following ranges: A = $0; B = $1—$10,000; C = $10,001—$50,000; D = $50,001—$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Name of Trustee	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Laura M. Born	D	C	A	A	A	D
Michelle L. Collins	A	A	A	A	A	A
Maureen M. Culhane	C	B	A	D	A	E
Margaret M. Eisen	A	C	A	A	A	C
Jerome Kahn, Jr.(1)	E	E	E	E	E	E
Steven N. Kaplan	E	E	E	C	D	E
David C. Kleinman	C	D	C	C	C	E
Allan B. Muchin	E	A	A	A	D	E
James A. Star	C	E	C	A	E	E
John A. Wing(2)	E	E	E	A	A	E

(1)	Mr. Kahn served as a Trustee through December 2009.
(2)	Mr. Wing served as a Trustee through February 2010.

Interested Trustee Ownership for the Calendar Year Ended December 31, 2009

Name of Trustee	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Charles P. McQuaid	E	E	E	E	E	E
Ralph Wanger	E	E	E	E	E	E

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The Officers

The following table provides basic information about the officers of the Trust, other than Mr. McQuaid, as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each officer is: c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, except for Mr. Clarke, whose address is Columbia Management Investment Advisers, LLC, One Financial Center, Boston, MA 02111 and Messrs. Plummer and Petersen whose address is Ameriprise Financial, Inc., 5228 Ameriprise Financial Center, Minneapolis, MN 55474.

Officer Biographical Information

Name and Age at August 31, 2010	Position with the Trust	Year First Appointed or Elected to Office*	Principal Occupation(s) During the Past Five Years
Ben Andrews, 44	Vice President	2004	Portfolio manager and analyst, Columbia WAM or its predecessors since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.

Michael G. Clarke, 40	Assistant Treasurer	2004	Vice President, Columbia Management since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

P. Zachary Egan, 42	Vice President	2003	Director of International Research, Columbia WAM since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, Columbia WAM or its predecessors since 1999.

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Name and Age at August 31, 2010	Position with the Trust	Year First Appointed or Elected to Office*	Principal Occupation(s) During the Past Five Years
John Kunka, 40	Assistant Treasurer	2006	Director of Accounting and Operations, Columbia WAM since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005-May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.

Joseph C. LaPalm, 40	Vice President	2006	Chief Compliance Officer, Columbia WAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).

Bruce H. Lauer, 53	Vice President, Secretary and Treasurer	1995	Chief Operating Officer, Columbia WAM or its predecessors since April 2000; Vice President, Treasurer and Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.

Louis J. Mendes III, 46	Vice President	2003	Portfolio manager and analyst, Columbia WAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.

Robert A. Mohn, 48	Vice President	1997	Director of Domestic Research, Columbia WAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and analyst, CWAM or its predecessors since 1992.

Christopher J. Olson, 45	Vice President	2001	Portfolio manager and analyst, Columbia WAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.

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Name and Age at March 31, 2010	Position with the Trust	Year First Appointed or Elected to Office*	Principal Occupation(s) During the Past Five Years
Scott R. Plummer, 50	Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, the Distributor since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds since May 2010.

Christopher O. Petersen, 40	Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Robert P. Scales, 57	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust since 2004.

Linda Roth-Wiszowaty, 40	Assistant Secretary	2006	Business support analyst, Columbia WAM since April 2007; prior thereto, executive administrator, Columbia WAM or its predecessors, and executive assistant to the Chief Operating Officer, Columbia WAM or its predecessors.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for the Funds, subject to the oversight of the Board. In doing so, it seeks to place buy and sell orders in a manner that is fair and reasonable to each Fund. The Adviser’s overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution, provided that the Adviser may occasionally pay higher commissions to obtain research products and services as described below. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include the Adviser’s knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the actual and expected activity in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; the Adviser’s knowledge of the financial stability of the broker or dealer selected and such other brokers and dealers; evaluation of competing markets, including exchanges, over-the-counter markets, electronic communications networks (ECNs) or other alternative trading facilities; the broker’s or dealer’s responsiveness to the Adviser; the Adviser’s knowledge of actual or apparent operation problems of any broker or dealer, and the value of any research products or services provided by the broker/dealer.

Recognizing the value of those factors, the Adviser may cause a Fund to pay a brokerage commission in excess of what another broker may have charged for effecting the same transaction. The Adviser has discretion for all trades of the Funds. Those guidelines are reviewed and periodically modified, and the general level of brokerage commissions paid is periodically reviewed by the Adviser. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by the Adviser’s trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made at least annually to the Board.

The Adviser maintains and periodically updates a list of approved brokers and dealers that, in the Adviser’s judgment, are generally capable of providing best price and execution and are financially stable. The Adviser’s traders are directed to use only brokers and dealers on the approved list. The Adviser may place trades for the Funds through a registered broker/dealer that is an affiliate of the Adviser pursuant to procedures adopted by the Board. Such trades, for which the affiliate would receive a commission, will only be effected consistent with the Adviser’s obligation to seek best execution for its clients, in accordance with the Funds’ procedures adopted pursuant to Investment Company Act Rule 17e-1 governing such transactions.

It is the Adviser’s practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security, with the same terms and conditions, for the accounts of several clients in order to seek a lower commission or more advantageous net price. All clients participating in the aggregated execution receive the same execution price and transaction costs are shared pro-rata, whenever possible.

Investment Research Products and Services Furnished by Brokers and Dealers

The Adviser engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services, together, “research products”, from broker/dealer firms in return for directing trades for the Funds and other clients to those firms. In effect, the Adviser is using the commission dollars paid by its clients to pay for these research products. The money management industry uses the term “soft dollars” to refer to this industry practice. The Board reviews the Adviser’s soft dollar practices at least annually.

The Adviser has a duty to seek the best combination of net price and execution, provided that it may occasionally pay higher commissions to obtain research products and services as described below. The Adviser faces a potential conflict of interest with this duty when it uses client trades to obtain soft dollar products. This conflict exists because the Adviser is able to use the soft dollar products in managing its client accounts without paying cash (“hard dollars”) for the product, which reduces the Adviser’s cost of managing the accounts.

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The practice of using soft dollars to obtain research products and services is explicitly sanctioned by a provision of the 1934 Act that creates a “safe harbor” for soft dollar transactions conducted in a specified manner. Moreover, under that provision, the Adviser is not required to use the soft dollar product in managing the accounts that generate the trade. Thus, a Fund that generates the brokerage commission used to acquire a soft dollar product will not necessarily benefit directly from that product. In effect, that Fund may be cross-subsidizing the Adviser’s management of the other Funds and other clients that do benefit directly from the product. Although it is inherently difficult if not impossible to document, the Adviser believes that over time each Fund benefits from soft dollar products such that cross subsidizations by each Fund and by other clients of the Adviser even out.

The Adviser attempts to reduce or eliminate this conflict by directing Fund trades for soft dollar products only if the Adviser concludes that the broker/dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors the Adviser considers in determining whether a particular broker is capable of providing the best net price and execution. The Adviser may cause a Fund to pay a brokerage commission in a soft dollar trade in excess of that which another broker/dealer might have charged for the same transaction.

The Adviser acquires two types of soft dollar research products: (i) proprietary research created by the broker/dealer firm executing the trade and (ii) other research created by third parties that are supplied to the Adviser through the broker/dealer firm executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker/dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. The Adviser’s research analysts periodically rate the quality of proprietary research produced by various broker/dealer firms. Based on these evaluations, the Adviser develops target levels of commission dollars on a firm-by-firm basis. The Adviser attempts to direct trades to each such firm to meet those targets.

The Adviser also uses soft dollars to acquire research created by third parties that are supplied to the Adviser through broker/dealers executing the trade (or other broker/dealers who “step in” to a transaction and receive a portion of the brokerage commission for the trade).

The targets that the Adviser establishes for various broker/dealers for both proprietary and for third party research typically reflect discussions that the Adviser has with the broker/dealer providing the research regarding the level of commissions it expects to receive for the research. However, those targets, which are established on a calendar year basis, are not binding commitments, and the Adviser does not agree to direct a minimum amount of commissions to any broker/dealer for soft dollar research. In setting those targets, the Adviser makes a determination that the value of the research is reasonably commensurate with the cost of acquiring it. The Adviser will receive the research whether or not commissions directed to the applicable broker/dealer are less than, equal to or in excess of the target. The Adviser generally will carry over target shortages and excesses to the next year’s target. The Adviser believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since the Adviser can meet the non-binding expectations of broker/dealers providing soft dollar research over flexible time periods. In the case of third party research, the third party is paid by the broker/dealer and not by the Adviser. The Adviser may enter into a contract allowing a third party vendor to use the research.

The Adviser also receives company-specific research for soft dollars from independent research organizations that are not brokers.

Consistent with industry practice and the safe harbor provided by the 1934 Act, the Adviser does not require that the Fund that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross-subsidization of soft dollar products among various clients of the Adviser, including the Funds.

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In certain instances, the Adviser pays for research products with commissions on trades executed through ECNs. The Adviser may direct a portion of the commissions from these trades to an introducing broker through a Commission Sharing Agreement (CSA). Where the Adviser has executed a CSA with an introducing broker, the Adviser will place a trade with the ECN, and pay the negotiated commission to the ECN. The ECN will then credit a negotiated portion of the commission to the introducing broker as requested by the Adviser for the purpose of funding a pool to be used to pay for research products or services received by the Adviser from other third parties. In addition, the ECN will credit a further portion of the commission negotiated by the ECN and the introducing broker to the introducing broker for its services in administrating the CSA. The ECN makes periodic lumpsum payments to the introducing broker. CSAs are a permitted form of soft dollar transaction under the 1934 Act.

In certain cases, the Adviser will direct a trade to one broker/dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker/dealer who provides the Adviser with a soft dollar research product or service. The broker/dealer executing the trade “steps out” of a portion of the commission in favor of the other broker/dealer providing the soft dollar product. The Adviser may engage in step out transactions in order to direct soft dollar commissions to a broker/dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing third party soft dollar research that is not available on a hard dollars basis. The Adviser does not engage in step out transactions as a manner of compensating broker/dealers that sell shares of investment companies managed by the Adviser.

The Trust’s purchases and sales of securities not traded on securities exchanges generally are placed by the Adviser with market makers for those securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in the price paid to an underwriter of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund’s purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker/dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. The Adviser may also transact purchases of some portfolio securities directly with the issuers.

With respect to a Fund’s purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser’s attention, including investment research related to the security and provided to the Fund.

Brokerage Commissions

The following table describes the amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2008	Fiscal Year Ended December 31, 2007
Columbia Acorn Fund	$12,833,000	$11,152,000	$13,444,000
Columbia Acorn International	$3,941,000	$6,674,000	$7,349,000
Columbia Acorn USA	$1,388,000	$911,000	$1,197,000
Columbia Acorn Select	$1,921,000	$3,890,000	$3,118,000
Columbia Acorn International Select	$718,000	$876,000	$618,000

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The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended December 31, 2007, 2008 and 2009.

Directed Brokerage

The Funds or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Adviser.

During the fiscal year ended December 31, 2009, the Funds directed brokerage transactions in the dollar amounts shown in the following table, which also shows the commissions paid to broker/dealers in connection with those transactions:

	Directed Transactions	Commissions
Columbia Acorn Fund	$4,818,245,000	$6,375,000
Columbia Acorn International	$8,910,027,000	$2,894,000
Columbia Acorn USA	$391,352,000	$640,000
Columbia Acorn Select	$561,636,000	$1,077,000
Columbia Acorn International Select	$1,762,337,000	$534,000

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Columbia Funds Family.

As of December 31, 2009, the Funds owned securities of the “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of December 31, 2009

Fund	Broker/Dealer	Dollar Amount of Securities Held
Columbia Acorn Fund	Investment Technology Group, Inc.	$13,790,000
Columbia Acorn USA	Investment Technology Group, Inc.	$3,054,000

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor may pay significant amounts to financial intermediaries (as defined below), including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of November 1, 2007 the Board has authorized each Fund to pay up to 0.05% of the average aggregate value of the Fund’s shares.

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Such payments will be made by the Transfer Agent, and the Funds will reimburse the Transfer Agent the amount of such payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments relating to the Funds from the Distributor and/or other Ameriprise Financial affiliates

•   A.G. Edwards & Sons, Inc.

•   AIG Retirement Solutions

•   Alerus Retirement Solutions

•   Ameriprise Financial Services, Inc.

•   AMG Service Corp.

•   Ascensus, Inc.

•   AXA Advisors, LLC

•   Bank of America, N.A.

•   Benefit Plan Administrators

•   Charles Schwab & Co., Inc.

•   Charles Schwab Trust Co.

•   Citigroup Global Markets Inc.

•   CitiStreet LLC

•   City National Bank

•   CNA Trust Corporation

•   Compensation & Capital Administrative Services, Inc.

•   CompuSys Erisa Group of Companies

•   CPI Qualified Plan Consultants, Inc.

•   Daily Access Concepts, Inc.

•   Digital Retirement Solutions

•   Dreyfus

•   Edward D. Jones & Co., LP

•   E*Trade Group, Inc.

•   ExpertPlan

•   Fidelity Investments Institutional Operations Co.

•   First Clearing LLC

•   Massachusetts Mutual Life Insurance Company

•   Matrix Settlement & Clearance Services

•   Mercer HR Services, LLC

•   Merrill Lynch Life Insurance Company

•   Merrill Lynch, Pierce, Fenner & Smith Incorporated

•   Mid Atlantic Capital Corporation

•   Morgan Keegan & Co.

•   Morgan Stanley & Co., Inc.

•   MSCS Financial Services, LLC

•   National Investor Services Corp.

•   Newport Retirement Services, Inc.

•   New York State Deferred Compensation Plan

•   NYLife Distributors LLC

•   PNC Advisors

•   Princeton Retirement Group

•   Principal Life Insurance Company of America

•   Prudential Insurance Company of America

•   Prudential Retirement Insurance & Annuity Company

•   Reliance Trust

•   Robert W. Baird & Co., Inc.

•   Royal Alliance Associates, Inc.

•   Standard Retirement Services, Inc.

•   Strong Funds Distributors, Inc.

•   TD Ameritrade Clearing, Inc.

•   TD Ameritrade Trust Company

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•   Genworth Life and Annuity Insurance Company

•   GPC Securities, Inc.

•   GWFS Equities, Inc.

•   Hartford Life Insurance Company

•   Hewitt Associates LLC

•   ICMA Retirement Corporation

•   ING Life Insurance and Annuity Company

•   ING Institutional Plan Services, LLP

•   John Hancock Life Insurance Company (USA)

•   John Hancock Life Insurance Company of
New York

•   JP Morgan Retirement Plan Services LLC

•   Lincoln Financial Group

•   LPL Financial Corporation

•   M&T Securities, Inc.

•   Marshall & Illsley Trust Company

•   Teachers Insurance and Annuity Association of America

•   The 401k Company

•   T. Rowe Price Group, Inc.

•   Unified Trust Company, N.A.

•   Union Bank of California, N.A.

•   Upromise Investments, Inc.

•   Vanguard Group, Inc.

•   Wachovia Bank, N.A.

•   Wachovia Securities, LLC

•   Wells Fargo Bank, N.A.

•   Wells Fargo Funds Management, LLC

•   Wilmington Trust Company

•   Wilmington Trust Retirement & Institutional Services Company

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Distributor and its affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and its affiliates are made pursuant to agreements between the Distributor and its affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the

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Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor and affiliates may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America. Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to their customers.

As of the date of this SAI, the Distributor, Columbia WAM or their affiliates had agreed to make marketing support payments relating to the Funds to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments relating to the Funds from the Distributor and/or other Ameriprise Financial affiliates

•   AIG Advisor Group

•   AIG SunAmerica Life Assurance Company

•   Ameriprise Financial Services, Inc.

•   AXA Advisors, LLC

•   Banc of America Investment Services, Inc.

•   Banc of America Securities LLC

•   Bank of America, N.A.

•   Bank of New York

•   Brown Brothers Harriman & Co.

•   Citibank, N.A.

•   Citigroup Global Markets Inc.

•   Commonwealth Financial Network

•   Custodial Trust Company

•   Fidelity Brokerage Services, Inc.

•   Genworth Financial, Inc.

•   Goldman, Sachs & Co.

•   Gunnallen Financial, Inc.

•   Harris Corporation

•   Huntington Capital Corp.

•   ING Life Insurance and Annuity Company

•   J.J.B. Hilliard, W.L. Lyons, Inc.

•   J.P. Morgan Chase Clearing Corp.

•   Liberty Life Assurance Co.

•   Lincoln Financial Advisors Corp.

•   Linsco/Private Ledger Corp.

•   Lincoln Financial Advisors Corp.

•   Linsco/Private Ledger Corp.

•   Mellon Financial Markets, LLC

•   Merrill Lynch Life Insurance Company

•   Merrill Lynch, Pierce, Fenner & Smith Incorporated

•   Morgan Stanley & Co. Incorporated

•   Pershing LLC

•   Prudential Investment Management Services, LLC

•   Raymond James & Associates, Inc.

•   Raymond James Financial Services, Inc.

•   Security Benefit Life Insurance Company

•   SEI Investments Inc.

•   State Street Bank & Trust Company

•   SVB Securities

•   Sun Life Assurance Company of Canada

•   TIAA-CREF Life Insurance Company

•   Transamerica Corporation

•   UBS Financial Services Inc.

•   US Bank National Association

•   Wachovia Securities LLC

•   Webster Investment Services, Inc.

•   Wells Fargo Corporate Trust Services

•   Wells Fargo Fund Management LLC

•   Wells Fargo Investments, LLC

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The Distributor Columbia WAM and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments by new and existing investors. Additional Class B shares of the Funds will be issued only in connection with the reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders. The Funds, however, may at any time and without notice, offer or stop offering any of these classes to the general public for investment.

The Trust’s Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds*

Fund	Class A Shares	Class B Shares**	Class C Shares	Class I Shares	Class Z Shares
Columbia Acorn Fund	✓	✓	✓	✓	✓
Columbia Acorn International	✓	✓	✓	✓	✓
Columbia Acorn USA	✓	✓	✓	✓	✓
Columbia Acorn Select	✓	✓	✓	✓	✓
Columbia Acorn International Select	✓	✓	✓	✓	✓

*	Columbia Thermostat Fund, a series of the Trust, also offers Class A, Class C and Class Z shares
**	Class B shares of the Funds are closed to new investments by new and existing investors. Additional Class B shares of the Funds will be issued only in connection with the reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders. See the prospectuses for the Funds’ Class B shares for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative. The risk of a Fund incurring financial loss on account of another

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series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan under Rule 18f-3 under the 1940 Act.

Voting Rights and Shareholder Meetings

As described in About the Trust, the Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily adheres to certain governance measures contemplated by the SEC’s Order, designed to maintain the independence of the Board, including holding a meeting of shareholders to elect trustees at least every five years. The Trust last held a shareholder meeting to elect Trustees in 2005 and another meeting is scheduled for May 27, 2010.

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, fewer than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as fewer than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, or otherwise as specified in the Trust’s organizational documents. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which are closed to new investments by new and existing investors, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

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Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. The Trust may not suspend shareholders’ right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements the information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may honor redemption requests with in-kind distributions of readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Class A shares are offered at net asset value plus varying sales charges. The Fund no longer accepts investments from new or existing investors in Class B shares of the Funds, but Class B shares held by existing shareholders are subject to a CDSC if redeemed within six years of purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Funds’ prospectuses. Class Z and Class I shares are offered at net asset value and are not subject to a CDSC.

The Trust does not have any arrangements with shareholders or other individuals that would permit frequent purchases or redemptions of Fund shares.

Redemption Fees (dollars in thousands)*

	Fiscal Year Ended December 31, 2009
	Columbia Acorn International	Columbia Acorn International Select
Redemption fees charged on redemptions retained by the Fund	$259,000	$33,000

	Fiscal Year Ended December 31, 2008
	Columbia Acorn International	Columbia Acorn International Select
Redemption fees charged on redemptions retained by the Fund	$354,000	$171,000

*	Prior to August 10, 2010, redemptions and/or exchanges of Class A, Class B, Class C and Class Z shares of Columbia Acorn International and Columbia Acorn International Select owned by a shareholder for 60 days or less were subject to a redemption fee of 2.00% of the redemption proceeds.

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Additional Purchase Rules

Refer to the Fund’s prospectuses for details regarding how to buy, sell and exchange shares of the Funds.

The investment minimums for the Funds’ various share classes are set forth in the Funds’ prospectuses. The investment minimums do not apply under certain circumstances determined by the Funds to be appropriate from time to time, and consistent with the interests of shareholders, including with respect to the following accounts:

•	Class A share accounts resulting from the automatic conversion of Class B shares;

•	Certain specified re-registration of accounts, such as resulting from divorce, death of a shareholder, a change in the shareholder’s broker or certain IRA conversions;

•	Investments by Funds of Funds or state tuition plans organized under Section 529 of the Code; and

•	Positions resulting from the use of a reinstatement provision described in the Funds’ Net Asset Value Eligibility Guidelines.

Tax-Advantaged Retirement Plans (Retirement Plans). The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. Bank of America, N.A. (BANA) is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Privileges of Insurance Company Separate Accounts. Class A shares of a Fund may be sold to an insurance company separate account without the imposition of a front-end sales charge provided that the following conditions are met:

•	The insurance company separate account is either (i) structured as a pool of IRA accounts managed by a sponsoring insurance company or (ii) for the benefit of group retirement plans;

•	The sponsoring insurance company makes shares of the Fund available to its contract owners/investors without the imposition of a sales charge; and

•

The sponsoring insurance company provides services to the investors in the insurance company separate account, including recordkeeping and administrative services, for which the sponsoring insurance company would be compensated by the Trust’s service providers and not by the Fund.

Front-End Sales Charge Waivers

The following investors buy Class A shares without paying a front-end sales charge:

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Marsico Capital Management, LLC (or its successors).

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•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Columbia Fund, may buy Class A shares of any Columbia Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

Current or retired Columbia Fund Board members, officers or employees of the Columbia Funds or the Adviser or its affiliates (and their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians).

•

Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors (and their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians).

•

Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor (and their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians).

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•

Portfolio managers employed by subadvisers of the Columbia Funds (and their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians).

•

Partners and employees of outside legal counsel to the Columbia Funds or the Columbia Funds’ directors or trustees who regularly provide advice and services to the Columbia Funds, or to their directors or trustees.

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Columbia Fund.

•	Purchases made:

•	With dividend or capital gain distributions from a Columbia Fund or from the same class of another Columbia Fund;

•

Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries.

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11).

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•

Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with a Columbia Fund or the Transfer Agent and transacts directly with the Columbia Fund or the Transfer Agent through a third party administrator or third party recordkeeper.

•

At a Columbia Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Fund is a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any legacy Columbia Fund Class A, B, C or T shares within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the legacy Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same legacy Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Fund when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales made in the event of the shareholder’s death.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

Health savings accounts: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

Medical payments: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold for medical payments that exceed 7.5% of income.*

Certain purchases of medical insurance: CDSCs may be waived on distributions from sales made to pay for medical insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

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Systematic Withdrawal Plan (SWP): For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. CDSCs may be waived on redemptions of Class A shares initially purchased by an employee benefit plan. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold (i) prior to September 7, 2010 in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 59 1/2, and following normal retirement age or the attainment of age 701/2, and (ii) on or after September 7, 2010 as a result of required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.**

Loans from qualified retirement plans: For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

Accounts liquidated by the Fund: CDSCs may be waived for shares sold in an account that has been closed because it falls below the minimum account balance.

Returns of excess contributions: CDSCs may be waived on sales of shares (except for Class B shares) that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares (except for Class B shares) for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase.

Plans of reorganization: At a Columbia Fund’s discretion, CDSCs may be waived for shares (except for Class B shares) issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Columbia Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, see the Funds’ prospectuses.

*	Shareholders and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the shareholders qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the Fund or the Transfer Agent in writing that the shareholders qualifies for the particular sales charge waiver and provide proof thereof.

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Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus, as supplemented. In addition to the categories of Class Z investors described in the prospectus, as supplemented, the minimum initial investments in Class Z shares are as follows:

•	There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

•	The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

Each Fund determines its net asset value (NAV) per share for each class, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the Board, the NAV of a Fund should be determined on any such day, in which case the determination will be made at 4:00 p.m. Eastern time.

To calculate the NAV on a given day, a Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, a Fund values the security at the most recently quoted bid price. A Fund values each over-the-counter security as of the last sale price for that day. If a security is traded principally on NASDAQ, the SEC approved NASDAQ official closing price is applied. When the market price of a security is not readily available, including on days when a Fund determines that the sale or bid price of the security does not reflect that security’s market value, a Fund values the security at a fair value determined in good faith under procedures established by the Board.

A Fund values a security at a fair value when an event has occurred after the last available market price and before the close of the NYSE that is expected to materially affect the security’s price. In the case of foreign securities, this could include events occurring after the close of the foreign market where the securities are traded and before the close of the NYSE. When a security is valued at a fair value, the value may be higher or lower

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than the value used by another fund that uses market quotations to price the same securities. The Trust has retained a systematic independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which NAV is determined. The use of a systematic independent fair value pricing service is intended to and may decrease the opportunities for time zone arbitrage transactions. There can be no assurance that the use of an independent fair value pricing service will successfully decrease arbitrage opportunities. If a security is valued at a “fair value,” that value may be different from the last quoted market price for that security. The Fund’s foreign securities may trade on days when the NYSE is closed.

Each day, newspapers and other reporting services may publish the share prices of mutual funds at the close of business on the previous day. Certain of the Funds may invest in securities which are primarily listed on foreign exchanges, and therefore may experience trading and changes in NAV on days on which the Funds do not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of a Fund on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Adviser deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or, in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Board. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate on that day. Fund positions for which market quotations are not readily available and other assets are valued at a fair value as determined by the Valuation Committee in good faith under the procedures approved by of the Board.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which a Fund’s NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such a security may occur between such times and the close of the NYSE which may affect the value of the security. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when a significant event has occurred that may affect the securities of a single issuer, such as a merger, bankruptcy or significant issuer specific development; (ii) when a significant event has occurred that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) when a non-significant event has occurred such as a market’s closing early or not opening, security trading halt or pricing of a nonvalued, restricted or nonpublic security.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the printing of this SAI, and all of which are subject to change, including changes with retroactive effect. The following discussion does not address state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts, Individual Retirement Accounts, variable annuity contracts or variable life insurance contracts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax. Investors investing through variable annuity contracts and variable life insurance policies should be aware that an investment in the Fund is expected to be treated as one investment for purposes of the “adequate diversification” requirements of Code Section 817 and the Treasury Regulations thereunder. Such investors are encouraged to consult their tax advisors and financial planners as to the tax consequences of investing in the Fund, including any potential adverse impact on the favorable tax treatment of their variable contract or policy.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership

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(defined as a partnership that (a) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (b) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (c) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive activity rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, including, but not limited to, options, futures contracts and swap agreements, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gains Dividends, as defined below). Each Fund generally intends to distribute at least annually its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after December 31 of a given year as if it had been incurred in the succeeding year. U.S. Treasury Regulations permit a regulated investment

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company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after December 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year in which it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income or capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

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Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue purchase price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues, such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed

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dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was

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deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, that income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by the Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income, and net tax-exempt income, (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company.

Rules governing U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends

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received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are

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deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends (Capital Gains Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax- free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have owned) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then

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(unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or distribution of long-term capital gain. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws. In particular, for taxable years beginning after December 31, 2010, the maximum capital gain rate applicable to long-term capital gains of individuals is scheduled to increase to 20% and the favorable treatment of qualified dividend income is scheduled to expire.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or

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(2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source) and (iv) foreign corporations.

Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010, distributions made to foreign shareholders and properly designated by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (ii) that is within certain foreign countries that have inadequate information exchange with the United States or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual

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foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder, and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain dividends” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

It is currently not known whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain for tax years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, each Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to certain distributions to certain foreign shareholders from a regulated investment company that is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC absent exclusions from the definition thereof for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Generally, a USRPHC is a domestic corporation that holds U.S. real property interests (USRPIs) — USRPIs are defined very generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the above-mentioned exceptions and thus do not expect that these special tax rules will apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

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Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund generally serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 31, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund Shares
Columbia Acorn Fund— Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	740,544.3150	5.71%

Columbia Acorn Fund— Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5,299,052.4700	17.29%

Columbia Acorn Fund— Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	3,371,430.4840	11.00%

Columbia Acorn Fund— Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	50,699,180.6370	11.81%

Columbia Acorn Fund— Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	33,633,136.0210	7.84%

Columbia Acorn Fund— Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	32,501,151.3460	7.57%

Columbia Acorn Fund— Class Z	STATE OF ILLINOIS EMPLOYEE DEFERRED COMP PLAN ATTN CAROL ARTERBERRY PO BOX 19208 SPRINGFIELD IL 62794-9208	32,085,011.2300	7.48%

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Fund	Shareholder Account Registration	Share Balance	Percentage of Fund Shares
Columbia Acorn International— Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	59,240.5720	7.03%

Columbia Acorn International— Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	292,962.0480	10.95%

Columbia Acorn International— Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	158,003.2530	5.91%

Columbia Acorn International— Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	27,873,295.7490	23.30%

Columbia Acorn International— Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	13,613,678.2340	11.38%

Columbia Acorn International Select—Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9,043.7280	7.18%

Columbia Acorn International Select Fund—Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	8,004.7230	6.35%

Columbia Acorn International Select—Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	39,760.9760	8.62%

Columbia Acorn International Select—Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	33,266.9270	7.21%

113

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund Shares
Columbia Acorn International Select—Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	9,637,595.5710	69.47%

Columbia Acorn International Select—Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	832,812.1950	4.88%

Columbia Acorn Select— Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	766,149.0670	18.96%

Columbia Acorn Select— Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	445,672.5520	11.03%

Columbia Acorn Select— Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	12,290,636.4370	22.88%

Columbia Acorn Select— Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	10,974,071.1660	20.42%

Columbia Acorn Select— Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	7,367,769.3580	13.71%

Columbia Acorn USA— Class A	MERRILL LYNCH LIFE INSURANCE COMPANY INVESTORS CHOICE IRA 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	667,874.2350	8.14%

114

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund Shares
Columbia Acorn USA— Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	565,347.6370	6.89%

Columbia Acorn USA— Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	49,565.0480	10.73%

Columbia Acorn USA— Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	26,566.7860	5.75%

Columbia Acorn USA— Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	114,575.3750	7.82%

Columbia Acorn USA— Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	78,461.3120	5.35%

Columbia Acorn USA— Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	13,296,547.0720	26.73%

Columbia Acorn USA— Class Z	MAC & CO FBO NY STATE DEFERRED COMP PLAN ATTN MUTUAL FUNDS OPERATIONS P.O. BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	8,440,590.3240	12.95%

Columbia Acorn USA— Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	4,687,938.6550	9.42%

Columbia Acorn USA— Class Z	VANGUARD FIDUCIARY TRUST COMPANY LIBERTY ACORN USA P.O. BOX 2600 VALLEY FORGE PA 19482-2600	3,591,918.8880	7.22%

115

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund Shares
Columbia Acorn USA— Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	3,350,841.8470	6.74%

As of August 31, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Fund Balance	Percentage of Fund
Columbia Acorn International Select	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	9,637,595.5710	56.46%

116

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and this statement of additional information to determine whether the Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB — rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as ‘‘gilt edge’’. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B — THE ADVISER’S PROXY VOTING POLICY AND PROCEDURES MANUAL

Columbia Wanger Asset Management, L.P. (“CWAM”)

Policy and Procedures Manual

A.	ADMINISTRATION

VOTING CLIENT AND FUND PROXIES

Primary Responsibility	CWAM Stock Analyst/Portfolio Manager

Secondary Responsibility	CWAM Chief Investment Officer

Oversight Responsibility	CWAM Chief Operating Officer and Chief Compliance Officer

Issue Date	8/01/03; as amended by the Columbia Acorn Trust and Wanger Advisors Trust on 12/9/08 and April 30, 2010

POLICY:

All proxies for client securities for which Columbia Wanger Asset Management, L.P. (“CWAM”) has been granted authority to vote shall be voted in a manner considered to be in the best interests of CWAM’s clients, including the Columbia Acorn Funds (“Acorn”) and Wanger Advisor Trust Funds (“WAT”) and their shareholders, without regard to any benefit to CWAM or its affiliates. Where CWAM retains voting authority, as for most client securities, CWAM shall examine each recommendation and vote against management’s recommendation, if, in its judgment, approval or adoption of the recommendation would be expected to impact adversely the current or potential market value of the issuer’s securities. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CWAM shall vote as the client instructs. In limited cases where in CWAM is required to adhere to regulatory restrictions over ownership limits of certain securities, CWAM may delegate voting authority to an independent third party to vote in the shareholders best interest.

CWAM addresses potential material conflicts of interest by having each individual stock analyst review and vote each proxy for the stocks that he/she follows. For those proposals where the analyst is voting against management’s recommendation or where there is a variance from the guidelines contained herein, the CWAM Proxy Committee will determine the vote in the best interest of CWAM’s clients, without consideration of any benefit to CWAM, its affiliates or its other clients.

OVERVIEW:

CWAM’s policy is based upon its fiduciary obligation to act in its clients’ best interests and rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, which impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I.	ACCOUNT POLICIES

Except as otherwise directed by the client, CWAM or ISS, an independent third party delegated to vote in place of CWAM, shall vote as follows:

Separately Managed Accounts

CWAM or ISS shall vote proxies on securities held in its separately managed accounts where the client has given CWAM proxy voting authority. CWAM currently has authority to vote proxies for the Fairfax County Employees’ Retirement System and Fleet Boston Financial Pension Plan but does not have authority to vote proxies for the State of Oregon.

Columbia Acorn Trust/Wanger Advisors Trust

CWAM or ISS shall vote proxies for portfolio securities held in the Acorn and WAT funds.

CWAM Offshore Funds

CWAM or ISS shall vote proxies on securities held in the Wanger Investment Company PLC (Wanger US Smaller Companies and Wanger European Smaller Companies).

CWAM Subadvised Mutual Fund Accounts

The authority to vote proxies on securities held in the RiverSource International Aggressive Growth and RiverSource International Small Cap Funds is reserved to the client. CWAM or ISS has authority to vote proxies on securities held in the Optimum Small Cap Growth Fund.

II.	PROXY COMMITTEE

CWAM has established a Proxy Committee, which consists of the Chief Investment Officer, the Chief Operating Officer and the Director of Accounting and Operations of CWAM. For proxy voting purposes only, the Proxy Committee will also include the analyst who follows the portfolio security on which to be voted. The director of domestic research may serve as an alternate member for proxy voting purposes and to break a voting tie.

The functions of the Proxy Committee shall include, in part,

(a)	determine proxy votes as warranted under CWAM’s Proxy Voting Policy.

(b)	annual review of this Policy and Procedures Manual to ensure consistency with internal policies and legal and regulatory requirements,

(c)	annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

(d)	development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote on any proposal for which it has responsibility, the Proxy Committee shall act in accordance with the policy stated above.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee’s purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

The Proxy Committee shall furnish to the trustees of Columbia Acorn Trust and of Wanger Advisors Trust copies of any modifications of this Policy and Procedures Manual (including any modification of the Voting Guidelines or Voting Procedures).

III.	VOTING GUIDELINES

Except under limited circumstances (described in Section IV) where CWAM delegates voting power to ISS, the stock analyst who follows the stock reviews all proxies and ballot items for which CWAM has authority to vote. The analyst will consider the views of management on each proposal, and if these views are consistent with the CWAM Proxy Policy, will vote in favor of management. However, each analyst has the responsibility of independently analyzing each proposal and voting each proxy item on a case-by-case basis. CWAM votes, to the best of its ability, all proxies for which it receives ballots.

Following are some guidelines CWAM uses with respect to voting on specific matters:

Election of the Board of Directors

CWAM will generally support management’s recommendation for proposals for the election of directors or for an increase or decrease in the number of directors provided a majority of directors would be independent. When director elections are contested, the analyst’s recommendation and vote should be forwarded to the Proxy Committee for a full vote.

Approval of Independent Auditors

CWAM will generally support management in its annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit, non-tax, activities from the company and its affiliates. In those cases, the vote should be forwarded to the Proxy Committee for a full vote.

Compensation and Equity-Based Compensation Plans

CWAM is generally opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have inherently objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired or exercised options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the client.

Stock Purchase Plans

CWAM is generally in favor of employee stock purchase plans where employees are able to purchase stock at or near the market price. Except when excessive dilution is proposed analysts should vote in favor of these proposals without consulting the Proxy Committee.

Corporate Governance Issues

CWAM will generally support resolutions to improve shareholder democracy and reduce the likelihood of management entrenchment or conflict-of-interest. All matters relating to corporate governance will be voted by CWAM on a case-by-case basis using this basic premise. Analyst should vote in favor of proxy items under this premise without consulting the Proxy Committee. If an Analyst is uncertain or believes that a vote should be made contrary to this premise, then the recommendation should be brought to the Proxy Committee for a full vote.

Social and Corporate Responsibility Issues

CWAM believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. However, proposals regarding social issues initiated by shareholders asking the company to disclose or amend certain business practices will be analyzed by the appropriate CWAM stock analyst and evaluated on a case-by-case basis. If an analyst believes that a vote against management is appropriate, he/she should refer the proposal to the full vote by the Proxy Committee.

“Blank Check” Proposals

Occasionally proxy statements ask that shareholders allow proxies to approve any other items in a “blank check” manner. Analysts should vote against such proposals without referring those to the Proxy Committee.

Majority Election Requirement for Directors

Occasionally proxy statements ask the shareholders to vote on whether to require a majority vote in the case of election of directors. Analysts should vote in favor of these proposals without consulting the Proxy Committee.

Abstention Votes

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries. Oftentimes, there may be language barriers, which will mean that an English translation of proxy information may not be available. Or, a translation must be obtained or commissioned before the relevant shareholder meeting. Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action. In situations like these and in others where CWAM believes that it is uncertain with regards to the information received or because the cost of voting a proxy could exceed the expected benefit, the CWAM analyst may elect to abstain from voting. If an analyst believes that an abstention vote is appropriate, he/she should refer the proposal to the full vote by the Proxy Committee.

Special Issues Voting Foreign Proxies

To vote shares in some countries, shares must be “blocked” by the custodian or depository for a specified number of days before the shareholder meeting. Blocked shares typically may not be traded until the day after the shareholder meeting. CWAM may refrain from voting shares of foreign stocks subject to blocking restrictions where, in the judgment of the CWAM analyst, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. The decision to vote/not vote is made by the CWAM analyst and is generally made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

In cases where the CWAM analyst determines that CWAM should not vote a foreign proxy due to blocking markets, the CWAM librarian (or a substitute) should document the reasons for not voting the proxy.

IV.	VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

For Columbia Acorn Trust and Wanger Advisors Trust

•

CWAM shall use Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS shall provide record keeping services. ISS also will provide its internally generated proxy analysis, which can be used to help supplement the CWAM analyst’s research in the proxy voting process. In limited instances as described later in this section, CWAM may delegate voting power to ISS.

•

On a daily basis, the funds’ custodian shall send ISS a holding file detailing each domestic equity holding held in the funds. Information on equity holdings for the international portfolio shall be sent weekly.

•	ISS shall receive proxy material information from Proxy Edge or State Street Bank for the funds. This shall include issues to be voted upon, together with a breakdown of holdings for the funds.

•	Whenever a vote is solicited, ISS shall send CWAM a request to vote over a secure website. The CWAM librarian (or a substitute) will be responsible to check this website daily. The librarian will forward all materials to the appropriate CWAM analyst, who will review and complete the proxy ballot and return to the CWAM librarian or will refer one or more proposals to the Proxy Committee. The analyst will keep documentation (usually copies of email correspondence) of any proposals brought before the Proxy Committee and will instruct the CWAM librarian to vote the proposal in accordance with the Proxy Committee decision. The analyst will file Proxy Committee documentation under G:\Shared\ProxyComm. The CWAM librarian will promptly provide ISS the final instructions as how to vote the proxy. The Librarian will also periodically check to make sure analysts have filed the relevant documentation.

•

ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by the funds on which a vote is solicited unless otherwise directed by the analyst. On a yearly basis (or when requested), CWAM shall receive a report from ISS detailing CWAM’s voting for the previous period on behalf of the funds.

For All Other Accounts For Which CWAM Has Voting Authority

•	CWAM shall use the respective custodian for the account it advises to vote proxies. CWAM shall separately maintain voting records for these accounts.

•

The CWAM librarian will be responsible for obtaining all proxy materials from the custodian, forward these to the appropriate CWAM analyst who will review and complete the proxy ballot and return to the librarian or will refer one or more proposals to the Proxy Committee. The analyst will keep documentation (usually copies of email correspondence) of any proposals brought before the Proxy Committee and will instruct the CWAM librarian to vote the proposal in accordance with the Proxy Committee decision. The analyst will file Proxy Committee documentation under G:\Shared\ProxyComm. The CWAM librarian will promptly provide ISS the final instructions as how to vote the proxy. The Librarian will also periodically check to make sure analysts have filed the relevant documentation.

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The CWAM librarian will be responsible for recording all voting records onto a spreadsheet, which will comprise the detail of how CWAM voted each proxy on behalf of the respective client. This spreadsheet shall comply with the appropriate record keeping requirements of the applicable rules and will be available to clients upon request.

Delegation of Proxy Voting to an Independent Third Party

From time to time, CWAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CWAM can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits Often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CWAM may delegate proxy voting in certain issuers to ISS, as a qualified, independent third party.

V.	ANNUAL REPORT

CWAM shall submit an annual report to the Board of Trustees of Columbia Acorn Trust and Wanger Adisors Trust addressing the following:

1.	A summary of the Funds’ voting history for the period;

2.	Votes cast contrary to this Policy;

3.	Votes cast in opposition to management recommendations;

4.	Votes cast in conformity with and in opposition to ISS recommendations;

5.	Votes that involved potential conflict of interests;

6.	Missed and withheld votes;

7.	An assessment of the quality of service provided by ISS, as well as the reasonableness of its fees;

8.	Significant matters considered by CWAM’s Proxy Committee; and

9.	Recommendations for changes to this Policy.

The annual report should be submitted as soon as practicable after the close of the proxy voting season which normally concludes in June.

APPENDIX C — INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in this case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial), entered into settlement agreements with the SEC and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings.

On November 7, 2008, Ameriprise Financial acquired J.&W. Seligman & Co., Inc. (“Seligman”). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as Columbia Management Investment Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the

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foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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